        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1997
                                                       Registration No. 33-23458
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                           Post-Effective Amendment No. 21
                                          to

                                       FORM S-6

                  FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                       OF SECURITIES OF UNIT INVESTMENT TRUSTS
                              REGISTERED ON FORM N-8B-2

                                  SEPARATE ACCOUNT A
                                (EXACT NAME OF TRUST)

                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                 (NAME OF DEPOSITOR)

                           1001 Jefferson Street, 4th Floor
                                Wilmington, DE  19801
                                     302-576-3400
           (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL OFFICES)

MARILYN TALMAN, ESQ.                       COPY TO:
Golden American Life Insurance Company     Susan S. Krawczyk, Esq.
1001 Jefferson Street,                     Sutherland, Asbill & Brennan, L.L.P.
Wilmington, DE 19801                       1275 Pennsylvania Avenue, N.W.
(NAME AND ADDRESS OF AGENT FOR             Washington, D.C.  20004-2404
     SERVICE OF PROCESS)

           APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
      A soon as practical after the effective date of the Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
         [ ]  immediately upon filing pursuant to paragraph (b)
         [X]  on  May 1, 1997  pursuant to paragraph (b)
         [ ]  60 days after filing pursuant to paragraph (a)(i)
         [ ]  on  _________  pursuant to paragraph (a)(i)
         [ ]  75 days after filing pursuant to paragraph (a)(ii)
         [ ]  on  _________  pursuant to paragraph (a)(ii) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
         [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.
                                     ------------

                          DECLARATION PURSUANT TO RULE 24F-2
The Registrant has previously filed a declaration of indefinite registration of its shares of beneficial interest pursuant under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed on February 28, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 495(A)


   N-8B-2 Item                          Prospectus Heading
-----------------        --------------------------------------------------
        1                Cover Page

        2                Cover Page

        3                Facts About Golden American, Account A and the
                         Fixed Account

        4                Other Important Information

        5                Facts About Golden American, Account A and the
                         Fixed Account

        6                Facts About Golden American, Account A and the
                         Fixed Account

        7                Not Applicable

        8                Financial Statements

        9                Other Important Information

        10               Summary of the Policy; Facts About The Policy;
                         Other Important Information

        11               Facts About Golden American, Account A and the
                         Fixed Account

        12               Facts About Golden American, Account A and the
                         Fixed Account

        13               Summary of the Policy; Charges and Deductions

        14               Summary of the Policy; Facts About The Policy

        15               Facts About The Policy

        16               Summary of the Policy; Facts About The Policy

        17               Summary of the Policy; Your Policy Benefits

        18               Facts About Golden American, Account A and the
                         Fixed Account

        19               Other Important Information

        20               Facts About Golden American, Account A and the
                         Fixed Account

        21               Summary of the Policy; Your Policy Benefits

   N-8B-2 Item                          Prospectus Heading
-----------------        --------------------------------------------------
        22               Not Applicable

        23               Not Applicable

        24               Other Important Information

        25               Facts About Golden American, Account A and the
                         Fixed Account

        26               Not Applicable

        27               Facts About Golden American, Account A and the
                         Fixed Account

        28               Facts About Golden American, Account A and the
                         Fixed Account

        29               Facts About Golden American, Account A and the
                         Fixed Account

        30               Management

        31               Not Applicable

        32               Not Applicable

        33               Not Applicable

        34               Not Applicable

        35               Facts About Golden American, Account A and the
                         Fixed Account

        36               Not Applicable

        37               Not Applicable

        38               Other Important Information

        39               Other Important Information

        40               Not Applicable

        41               Other Important Information

        42               Not Applicable

        43               Not Applicable

        44               Facts About The Policy; Insurance Benefits; Other
                         Important Information

        45               Not Applicable

   N-8B-2 Item                          Prospectus Heading
-----------------        --------------------------------------------------
        46               Facts About The Policy; Your Policy's Benefits

        47               Facts About Golden American, Account A and the
                         Fixed Account

        48               Not Applicable

        49               Not Applicable

        50               Not Applicable

        51 Cover Page; Summary of Policy; Facts About The Policy; Your Policy Benefits

        52               Facts About Golden American, Account A
                         and the Fixed Account; Other Important Information

        53 Facts About Golden American, Account A and the Fixed Account; Federal Income Tax Considerations

        54               Not Applicable

        55               Not Applicable

        56               Not Applicable

        57               Not Applicable

        58               Not Applicable

        59               Financial Statements

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+              GOLDENSELECT GENESIS I & GOLDENSELECT GENESIS FLEX              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Wilming-ton, Delaware

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE PROSPECTUS

              GOLDENSELECT GENESIS I AND GOLDENSELECT GENESIS FLEX

--------------------------------------------------------------------------------

This prospectus is for individual and group flexible premium variable life in-surance policies offered by Golden American Life Insurance Company ("Golden American," "We," "Our" or "Us"). Both the individual policy and the group pol-icy and any certificates issued thereunder (collectively the "Policies" and separately the "Policy") permit the Policyowner ("You" or "Your") to make addi-tional premium payments, to take policy loans and partial withdrawals subject to certain restrictions, and under certain circumstances, to change the death benefit option and to change the Face Amount.

Premiums are allocated among the divisions of Separate Account A ("Account A") and, if available, the Fixed Interest Division (the "Fixed Account", and to-gether with Account A the "Accounts"). The Investments available through the divisions of Account A include mutual fund portfolios (the "Series") of The GCG Trust (the "GCG Trust") and the Equi-Select Series Trust (the "ESS Trust"). Each premium is allocated according to Your instructions, subject to any re-strictions for the initial premium during the Free Look Period. After the Free Look Period, You may change the allocation of Your Investment Value.

The Policy can be purchased on a single life basis or a joint and last survivor ("survivorship") basis. The Policy provides life insurance coverage on the Insured(s). While the Policy is in force, the death benefit may vary to reflect the Policy's investment results but will never be less than the Face Amount. The death benefit is payable upon the death of the Insured if purchased on a single life basis and the last surviving Insured if purchased on a survivorship basis.

We guarantee that the coverage will remain in force during the lifetime of the Insured(s) (but in no event beyond the Maturity Date) for a period called the Guarantee Period. During the Guarantee Period We may terminate the Policy only if there is Debt and the Cash Surrender Value is negative. After the Guarantee Period the Policy will remain in force as long as the Cash Surrender Value is sufficient to cover the charges due.

The Genesis Flex Policy is designed to comply with the Life Insurance Premium Payment Test under Federal tax law. As a result, any loans received under a Genesis Flex Policy should not be taxable to You. The Genesis I Policy will not comply with the Life Insurance Premium Payment Test and thus will be a "modi-fied endowment contract" under Federal tax law. Loans, partial withdrawals and surrenders under a Genesis I Policy may be taxable in whole or in part and may also be subject to a 10% penalty tax.

For more information on both types of policies, see Federal Income Tax Consid-erations, Modified Endowment Contracts.

You may turn in the Policy for its Cash Surrender Value at any time while the Policy is in force. The Cash Surrender Value will vary with the investment re-sults of the divisions of Account A in which you are invested and interest credited with respect to allocations to the Fixed Account. With respect to pre-miums allocated to Account A, We do not guarantee any minimum Cash Surrender Value.

Within certain limits, You may return the Policy for a refund. It may not be advantageous to replace existing insurance with the Policy.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

POLICIES AND UNDERLYING SERIES SHARES WHICH FUND THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE GCG TRUST AND THE ESS TRUST. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. YOU MAY CONTACT OUR CUSTOMER SERVICE CENTER TO FIND OUT ABOUT STATE AVAILABILITY.

ISSUED BY:          DISTRIBUTED BY:              ADMINISTERED AT:
Golden              Directed Services, Inc.      Customer Service Center
American Life       Wilmington, Delaware 19801   Mailing Address: P.O. Box 8794
Insurance Company                                Wilmington, DE 19899-8794
                                                 1-800-366-0066



                       PROSPECTUS DATE: MAY 1, 1997

 TABLE OF CONTENTS


                                                                            PAGE
IMPORTANT TERMS............................................................   3
SUMMARY OF THE POLICY......................................................   5
FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED ACCOUNT
 Golden American...........................................................  10
 Account A.................................................................  10
 Account A Divisions.......................................................  10
 Changes Within Account A..................................................  15
 The Fixed Account.........................................................  15
FACTS ABOUT THE POLICY
 Who May be Covered by a Policy............................................  15
 Death Benefit Options.....................................................  16
 Premium Payments..........................................................  16
 Making Additional Premium Payments........................................  17
 Allocation of Premium Payments............................................  17
 Your Right to Reallocate..................................................  17
 Transfers from the Fixed Account..........................................  18
 Dollar Cost Averaging.....................................................  18
 What Happens if a Division is not Available...............................  19
 Your Investment Value.....................................................  19
 Investment Value in Each Division of Account A............................  19
 Tabular Value.............................................................  20
 Measurement of Investment Experience......................................  20
CHARGES AND DEDUCTIONS
 Deductions for Deferred Loading...........................................  20
 Deductions for Insurance Based Charges....................................  21
 Deductions for Transaction and Other Charges..............................  22
 Deductions from Divisions of Account A....................................  23
 Trust Expenses............................................................  23
YOUR POLICY'S BENEFITS
 Your Policy's Cash Surrender Value........................................  23
 Policy Loans..............................................................  23
 Taking Partial Withdrawals................................................  24
 Your Right to Cancel or Exchange Your Policy..............................  26
INSURANCE BENEFITS
 Death Benefit Proceeds....................................................  26
 Variable Insurance Amount.................................................  27
 Net Single Premium Factor.................................................  27
 Changes in Face Amount....................................................  27
 Guarantee Period..........................................................  28
 Changing the Death Benefit Option.........................................  28
 When Your Guarantee Period Ends Before the Maturity Date..................  29
 Policy Guarantees.........................................................  29
CHOOSING AN INCOME PLAN....................................................  29
 Payment When Named Person Dies............................................  30
OTHER IMPORTANT INFORMATION
 Other General Policy Provisions...........................................  30
 Your Voting Privileges....................................................  32
 Sales and Other Agreements................................................  33
 Group or Sponsored Arrangements...........................................  33
 State Regulation..........................................................  33
 Registration Statement....................................................  34
 Legal Considerations for Employers........................................  34
 Legal Proceedings.........................................................  34
 Legal Matters.............................................................  34
 Experts...................................................................  34
 Reinsurance...............................................................  34
 Additional Information....................................................  34
MANAGEMENT.................................................................  35
FEDERAL INCOME TAX CONSIDERATIONS
 Golden American -- Tax Status.............................................  36
 Deferred Acquisition Costs................................................  36
 Death Benefits............................................................  37
 Survivorship Policies and Policies Issued to Individuals with Substandard
  Mortality Risks..........................................................  37
 Surrender.................................................................  37
 Partial Withdrawals.......................................................  37
 Loans.....................................................................  37
 Change of Ownership or Assignment.........................................  38
 Modified Endowment Contracts..............................................  38
 Code Section 1035 Exchanges...............................................  39
 Diversification Standards.................................................  39
 Ownership Treatment.......................................................  39
ILLUSTRATIONS..............................................................  40
FINANCIAL STATEMENTS.......................................................  45

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

 IMPORTANT TERMS

ACCOUNT A
Refers to Separate Account A, a separate investment account.

ATTAINED AGE
For each Insured, the Issue Age plus the number of full years elapsed since the Policy Date.

CASH SURRENDER VALUE
The Investment Value, less any unrecovered deferred charges, plus any accrued general account loan interest credit, less any policy charges incurred but not yet deducted.

CUSTOMER SERVICE CENTER
The facility where We provide service to Policyowners. The address is shown on the cover.

DEBT
Any loan plus accrued interest.

FACE AMOUNT
The portion of the death Benefit that will not vary with Investment perfor-mance.

FREE LOOK PERIOD
The period of time within which a Policyowner may examine a Policy and return it for a refund.

GUARANTEE PERIOD
The time during which We guarantee that the coverage under the Policy will re-main in force regardless of Investment experience unless there is Debt and the Cash Surrender Value is negative. Additional payments may increase Your Guar-antee Period while partial withdrawals may reduce it. A change in the death Benefit option may also result in an increase or decrease in the Guarantee Pe-riod.

INSURED
A person who has become insured under the Policy.

INVESTMENT DATE
The date the initial premium is received and the date from which We begin mea-suring Investment experience. It may or may not be the same as the Policy Date.

INVESTMENT RESULTS
The Investment performance of the divisions of Account A and interest credited to the Fixed Account.

INVESTMENT VALUE
The sum of the amounts under Your Policy invested in each division of Account A and in the Fixed Account.

ISSUE AGE
An Insured's age on his or her birthday nearest the Policy Date.

ISSUE DATE
The date the insurance under the Policy become effective. The contestable and suicide periods are measured from this date. Under group certificates this is called the Coverage Date.

JOINT INSURED
The person named as such in the application or enrollment form.

LIFE INSURANCE PREMIUM PAYMENT TEST
This test, also referred to as the "seven-pay test" under Federal income tax law, provides that cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed certain guidelines. See Federal Income Tax Considerations, Modified Endowment Contracts.

MATURITY DATE
The Policy Anniversary nearest the 100th birthday of the Insured under a sin-gle life policy or the younger Insured under a survivorship policy. On this date coverage under the Policy terminates and the Cash Surrender Value is pay-able to the Policyowner.

NET AMOUNT AT RISK
The difference, as of the beginning of the Processing Period, between (i) the death Benefit, and (ii) Cash Surrender Value plus Debt, both adjusted for in-terest at an annual rate of 4%.

NET RATE OF RETURN
The Investment performance for a division of Account A during a Valuation Pe-riod.

NET SINGLE PREMIUM FACTOR
A factor based on the age, sex and underwriting class of the Insured(s). We use the Net Single Premium Factor to calculate the Variable Insurance Amount, which provides an amount sufficient to insure that the Policies qualify as life insurance under Federal income tax laws.

OPTION I DEATH BENEFIT
The greater of the Face Amount and the Variable Insurance Amount.

OPTION II DEATH BENEFIT
The greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT ADJUSTMENT
The greater of (i) the Option II Guaranteed Death Benefit and (ii) the Invest-ment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT
The Option II Guaranteed Death Benefit is subject to a maximum of two times the sum of each premium paid less any partial withdrawals associated with each premium. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

POLICY ANNIVERSARY
The anniversary of the Policy Date.

POLICY DATE
The date used to determine Processing Dates, Policy Years and Policy Anniver-saries. It may or may not be the same as the Issue Date. The Policy Date will usually be the date Our Customer Service Center receives the initial premium.

POLICYOWNER
The person or entity who owns a Policy and is entitled to exercise all rights under the Policy.

POLICY YEAR
The period between each Policy Anniversary.

PROCESSING DATES

The dates on which We deduct charges from the Investment Value. These dates occur quarterly. The first processing date is one quarter after the Policy Date.

PROCESSING PERIOD
The period between consecutive Processing Dates. The first Processing Period begins on the Policy Date.

SPECIALLY DESIGNATED DIVISION
The Liquid Asset Division. We allocate distributions from a portfolio under-lying a division of Account A in which reInvestment is not available to the Liquid Asset Division.

TABULAR NET AMOUNT AT RISK
The difference, as of the beginning of the Processing Period, between (i) the death Benefit, and (ii) the Tabular Value, adjusted for interest. The calcula-tion does not reflect loans.

TABULAR VALUE
The amount We calculate to determine the length of the Guarantee Period, as well as to limit the mortality cost deduction and Our right to cancel Your Policy during the Guarantee Period. Under the Option II Death Benefit, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in determining the death Benefit in the calculation designed to limit the mor-tality cost.

VALUATION DATE
The day at the end of a Valuation Period when each division is Valued.

VALUATION PERIOD
Each business day together with any non-business days before it. A business day is any day that the New York Stock Exchange (NYSE) is open for trading, or any day on which the SEC requires that mutual funds, unit Investment trusts or other Investment portfolios be Valued.

VARIABLE INSURANCE AMOUNT
The Investment Value plus any Debt multiplied by the Net Single Premium Fac-tor.

 SUMMARY OF THE POLICY

This summary is intended to provide only a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. The Policy, together with its attached application or enrollment form and any endorsements and optional benefit riders, constitutes the entire agreement between You and Us and should be retained.

PURPOSES OF THE POLICIES
These are flexible premium variable life insurance policies offering a choice of investments and an opportunity for the Investment Value, Cash Surrender Value and death benefit to grow based on Investment Results.

We do not promise that the value of your Policy will increase. Depending on the Policy's Investment Results, the Investment Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk. We do guarantee to keep the Policy in force during the Guarantee Period so long as there is no Debt. If there is Debt, the Policy will remain in force provided that the Cash Surrender Value is zero or positive. The Policy will lapse after the Guarantee Period if the Cash Surrender Value falls below zero. See Insurance Benefits, When Your Guarantee Period Ends Before the Maturity Date.

Life insurance is not a short-term investment. The Policyowner should evaluate the need for insurance and the Policy's long-term investment potential before purchasing a Policy.

AVAILABILITY
We can issue a single life policy for an Insured age 75 or under, or a survi-vorship policy, if both Insureds are age 75 or under. Under survivorship poli-cies, at least one Insured must be age 20 or older. We will take under consid-eration applications for Insured(s) up to age 80.

The minimum Genesis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal Income Tax Considerations, Code Section 1035 Exchanges). The mini-mum planned annual premium under Genesis Flex will be no less than $5,000.

PLANNED PREMIUMS (GENESIS FLEX ONLY)
Premium payments can be made on a planned basis during the first 10 Policy Years following issue of the Policy or an increase in Face Amount, subject to the above minimum planned annual premium requirements. Subject to Our rules, planned premiums may be available for periods other than 10 years and may be payable on a basis other than annual.

UNPLANNED PREMIUMS
Additional premium payments may be made on an unplanned basis provided the In-sured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. The minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Policy. We may also require evidence of insurability for unplanned premiums. See Facts About The Policy, Premium Payments and Making Additional Premium Payments.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, We may reduce the minimum premium requirements. See Other Important Information, Group or Sponsored Arrange-ments. We may also reduce the charges in a Policy where the initial or total premium payments exceed Our published rules. However, any reductions in Policy charges will reflect difference in costs or services and will not discriminate unfairly against any person.

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)
Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, receive favorable tax treatment afforded life insurance policies under Federal tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)
Genesis I is generally a "modified endowment contract". As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross in-come to the extent of any income in the Policy. A 10% penalty tax may also be imposed on income if distributed before You attain age 59 1/2.

For more information on "modified endowment contracts," and the Life Insurance Premium Payment Test, see Federal Income Tax Considerations, Modified Endow-ment Contracts.

THE DEATH BENEFIT OPTIONS
All Policies are purchased with the Option I Death Benefit in effect. After the first Policy anniversary, while the Insured(s) is living and the Policy is in effect, You may be able to change the Death Benefit Option under the Poli-cy. Thereafter, subject to Our rules, You may change, no more frequently than once every three Policy Years, between the two death benefit options (see below). Currently the Option II Death Benefit is only available for Genesis I.

OPTION I DEATH BENEFIT
The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT
The Option II Death Benefit provides a death benefit that is greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Vari-able Insurance Amount.

CHANGES IN DEATH BENEFIT OPTION
We must receive written notice of any change in death benefit option in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next following the date We approve the change. We limit the number of death benefit option changes You can make. See Insurance Bene-fits, Changing the Death Benefit Option.

For more information on death benefit options, See Facts About the Policy, Death Benefit Options.

CHANGING THE FACE AMOUNT
After the first Policy Anniversary, You may request an increase or decrease in Face Amount. Any increase in Face Amount will be subject to evidence of insur-ability satisfactory to Us. See Insurance Benefits, Changes in Face Amount.

PERIOD OF COVERAGE
Your Policy will remain in force during the Guarantee Period, regardless of investment experience. However, if there is Debt and the Cash Surrender Value is negative, We can terminate the Policy. After the Guarantee Period, Your Policy will remain in force as long as there is sufficient Cash Surrender Value to cover the charges due. See Insurance Benefits, Guarantee Period. Un-der the Genesis I Policy, We may limit the Guarantee Period to a specified number of years under group or sponsored arrangements. See Other Important In-formation, Group or Sponsored Arrangements.

HOW THE DEATH BENEFIT VARIES
The death benefit may increase or decrease on any day depending on Your Policy's Investment Results but will never be less than the Face Amount. See Insurance Benefits, Death Benefit Proceeds.

THE DIVISIONS
There are nineteen divisions in Account A offered under this prospectus. You may invest Your Investment Value in up to nineteen of these divisions at any time, subject to any restrictions. You may also change Your Investment Value allocation. The divisions of Account A invest in shares of the Series of the GCG Trust and ESS Trust, at their net asset value. Each Series has a different investment objective. See Facts About Golden American Account A Divisions.

THE FIXED ACCOUNT
In addition to the divisions of Account A described above, you may also allo-cate Your Investment Value to the Fixed Account. Premium payments may be allo-cated to the Fixed Account to the extent elected by you at the time of the initial premium payment or as subsequently elected. We will periodically de-termine and credit a rate of interest (the "Guaranteed Interest Rate") for at least a one year period from the date of the allocation to the Fixed Account. This rate will be no less than 4% annually and will expire on the last day of the calendar month one year after the allocation to the Fixed Account was made (the "Expiry Date"). The Fixed Account may not be available in Your state. See Facts About Golden American, Account A and The Fixed Account.

HOW THE INVESTMENT VALUE VARIES
Your Policy's Investment Value varies each day based on its Investment Re-sults. You bear the risk of poor Investment performance and You receive the Benefits from favorable Investment performance. See Facts About the Policy, Your Investment Value.

CASH SURRENDER VALUE
You may surrender the policy and receive its cash surrender Value at any time. See Your Policy's Benefits, Your Policy's Cash Surrender Value.

PREMIUM PAYMENT ALLOCATION
We allocate Your initial premium to the Liquid Asset Division prior to the end of the Free Look Period. After the Free Look Period, We allocate Your Invest-ment Value to the divisions of Account A you specify. However, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period. See Facts About the Policy, Allocation of Premium Payments.

CHARGES DEDUCTED FROM YOUR INVESTMENT VALUE
We periodically deduct charges from Your Investment Value. We deduct any de-ferred or incurred charges upon surrender. See Charges and Deductions. We also accelerate recovery of any deferred loading for excess partial withdrawals. See Your Policy's Benefits, Taking Partial Withdrawals. We may reduce certain charges under group or sponsored arrangements. See Other Important Informa-tion, Group or Sponsored Arrangements. We may also reduce certain charges for Policies purchased in combination with certain annuity products that We offer. The charges We deduct are:

DEFERRED LOADING
Recovery of Deferred Loading. We deduct a sales load equal to 6.0% of each premium. This sales load is deducted in equal installments over a six-year pe-riod (a deduction of 1.0% of premium per year).

INSURANCE BASED CHARGES

TAXES
Premium Taxes. Your premium incurs a charge for premium or other state and lo-cal taxes when it is received. For Genesis I Policies We deduct a premium tax charge equal to 2.40% of premium. This premium tax charge is designed to ap-proximate the average premium tax that We expect to pay. Currently, the pre-mium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). For Genesis Flex Poli-cies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium and can range from 2.0% to 4.0%. See Deductions for Insurance Based Charges, Taxes, Premium Taxes.

Corporate Tax Charge. We reserve the right to deduct a corporate tax charge equal to 1.38% of each premium payment. When assessed, the charge will be de-ducted in equal installments over a six year period from the date we receive and accept each premium payment.

ISSUE CHARGES
Per Policy Charge. We charge $200 for Policies written on a single life basis and $300 for Policies written on a survivorship basis. This charge is cur-rently waived for the Genesis I Policy.

Deferred Face Amount Charge. We charge an amount per $1,000 of initial Face Amount and any increases in Face Amount deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and the Policy chosen and will never exceed a maximum of $12 per $1,000 of Face Amount. A portion of this charge will be considered to be an additional sales load.

MORTALITY CHARGES
Mortality Cost. We deduct an amount per $1,000 of Net Amount at Risk. The amount is based on each Insured's sex, Attained Age and underwriting class.

Minimum Death Benefit Guarantee Charge. We deduct an amount per $1,000 of Tab-ular Net Amount at Risk. The amount is based on the Attained Age of the In-sured (the younger Insured for survivorship policies). The charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

TRANSACTION AND OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
 Currently We impose an annual administrative charge of $40. We guarantee the charge will never exceed $80 per Policy Year. If total premiums paid equal $100,000 or more, or if the Investment Value is at least $100,000 at the time the charge is due, the charge will be zero.

LOAN INTEREST CHARGE
 On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans.

EXCESS ALLOCATION CHARGE
 We currently allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. We also reserve the right to limit allocation changes.

PARTIAL WITHDRAWAL CHARGE
 If You take more than four partial withdrawals per Policy Year, We currently do not intend but reserve the right to impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A

ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE
We deduct from each division of Account A, a daily asset based charge equiva-lent to an annual rate of 0.90%.

ASSET BASED ADMINISTRATIVE CHARGE
We deduct from each division of Account A, a daily asset based charge equiva-lent to an annual rate of 0.10%.

TRUST EXPENSES
There are fees and expenses deducted from each Series. See Facts About Golden American, Account A Divisions. The Investment performance of the Series and expenses and deductions of certain charges from the GCG Trust and ESS Trust will affect Your Investment Value. Please read the Trust prospectuses for de-tails.

LOANS
After the Free Look Period, You may borrow up to 90% of the sum of the Cash Surrender Value plus Debt. Any existing Debt will be deducted from a new loan. The interest rate We charge is 5.0% annually. We credit interest on the amount held in Our general account as collateral for policy loans. Portions of the collateral amount may earn interest at different rates, but in no event will any portion earn less than 4.0% annually. We may offer a preferred loan fea-ture. See Your Policy's Benefits, Policy Loans. Loans under "modified endow-ment contracts" may be subject to a 10% penalty tax. See Federal Income Tax Considerations, Modified Endowment Contracts, Penalty Tax.

Depending upon the Investment Results and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with a loan outstanding, certain amounts may be included in Your taxable income.

PARTIAL WITHDRAWALS
After the Free Look Period, You may take partial withdrawals from the Invest-ment Value. Partial withdrawals may be taken four times per Policy Year with-out charge. Partial withdrawals are subject to certain restrictions and par-tial withdrawals above a maximum amount may be subject to an accelerated re-covery of the deferred loading. Under Policies purchased in connection with a 1035 Exchange, partial withdrawals may not be permitted during the first seven Policy Years. See Your Policy's Benefits, Taking Partial Withdrawals.

DOLLAR COST AVERAGING
Under this program, You may choose to have a specified dollar amount trans-ferred from the Fixed Account, the Limited Maturity Bond Division or the Liq-uid Asset Division to the other divisions of Account A on a monthly basis. The objective of dollar cost averaging is to shield Your Investment from short-term price fluctuations. See Facts About the Policy, Dollar Cost Averaging.

HOW BENEFITS ARE TAXED
Under current tax law, life insurance policies receive certain tax Benefits. Generally, the Death Benefit is fully excludable from the beneficiary's gross income for Federal income tax purposes according to Section 101(a)(1) of the Internal Revenue Code. You will not be taxed on any increase in Cash Surrender Value while the Policy remains in force unless You take a partial withdrawal or a loan as discussed below.

If You surrender Your Policy for its Cash Surrender Value or take a partial withdrawal, You may recognize ordinary income that would be subject to tax. You may also recognize ordinary income that would be subject to tax upon a loan received under the Policy and, depending upon the circumstances, You may be subject to an additional 10% tax upon surrender of the Policy, a partial withdrawal, or taking a policy loan. See Federal Income Tax Considerations.

CANCELLATION AND EXCHANGE RIGHT
If You return Your Policy during the Free Look Period, We will refund any pre-miums paid without interest. Generally under a Genesis I Policy, this period ends 10 days from the date You receive the Policy. For purposes of administer-ing Our allocation rules, We deem this period to end 15 days after a Policy is mailed from Our Customer Service Center. Some states may require that We pro-vide a longer Free Look Period.

Under a Genesis Flex Policy, the Free Look Period generally ends on the latest of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

You also have an Option during the first 24 months to convert Your Policy so that Your Benefits do not vary based on the Net Rate of Return. You may also convert Your Policy if there is a change of the Investment adviser of any portfolio or if there is a material change in the Investment objectives of or restrictions in any portfolio in which the divisions invest. In each case this conversion is accomplished by transferring Your entire Investment Value to Our general account. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

REPLACEMENT OF EXISTING COVERAGE
Before purchasing a Policy, the Policyowner should ask his or her registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for existing coverage. This is especially true if the primary de-cision for replacement is based on a comparison of policy illustrations.

ILLUSTRATIONS
Illustrations in this prospectus or used in connection with the purchase of the Policy are based on hypothetical Investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a rep-resentation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual Val-ues will be different than those illustrated.

 FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED ACCOUNT.

GOLDEN AMERICAN

Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Dela-ware and is a wholly owned subsidiary of Equitable of Iowa Companies ("Equita-ble of Iowa"). Prior to December 30, 1993, Golden American was a Minnesota corporation. Prior to August 13, 1996, Golden American was a wholly owned in-direct subsidiary of Bankers Trust Company. We are authorized to do business in the District of Columbia and all states except New York. In May 1996, we established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to do business in New York. We offer variable annui-ties and variable life insurance. Administrative services for the Policies are provided at our Customer Service Center, the address is shown on the cover. As of December 31, 1996 Golden American had stockholder's equity of approximately $140.5 million and total assets of approximately $1.7 billion, including ap-proximately $1.21 billion of separate account assets.

Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Insurance Company, Equitable Investment Services, Inc. ("EISI"), Eq-uitable of Iowa Securities Network, Inc., Directed Services, Inc. ("DSI") and Golden American. As of December 31, 1996, Equitable of Iowa had over $12.5 billion in assets.

ACCOUNT A
All obligations under a Policy are general obligations of Golden American. Ac-count A is a separate Investment account used to support Our variable life policies and for other purposes permitted by applicable laws and regulations. We may offer other variable life insurance policies investing in Account A which are not described in this prospectus. The assets of Account A are kept separate from Our general account and any other separate accounts We may have.

We own all the assets in Account A. Income and realized and unrealized gains and losses from assets in Account A are credited to or charged against Account A without regard to other income, gains or losses on Our other Investment ac-counts. As required, the assets in Account A are at least equal to the re-serves and other liabilities of Account A. These assets may not be charged with liabilities from any other business We conduct. However, if the assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account.

Account A was established pursuant to Minnesota law on July 14, 1988 and fol-lowing the redomestication of Golden American, operates under Delaware law. Account A may invest in mutual funds, unit investment trusts and other invest-ment portfolios which We determine to be suitable for the Policies' purposes. Account A is treated as a unit investment trust under Federal securities laws. It is registered as an investment company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). It is also governed by the laws of Delaware and other states in which We do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account A.

ACCOUNT A DIVISIONS
Currently, each division of Account A invests in a Series of the GCG Trust or the ESS Trust. DSI serves as the Manager to each Series of the GCG Trust, and EISI serves as the Manager to each Series of the ESS Trust. The Trusts, DSI and EISI have retained several portfolio managers to manage the assets of each Series. The investment objectives of the various Series are described below. There may be restrictions on the amounts that can be allocated to certain di-visions based on state laws and regulations. There is no guarantee that any Series will meet its investment objective. Success in meeting the investment objective of a Series depends on various factors, particularly how well the portfolio manager anticipates changing economic and market conditions.

DSI and EISI (together, the "Managers") provide the overall business manage-ment and administrative services necessary for the Series' operation and pro-vide or procure the services and information necessary to the proper conduct of the business of the Series. See the Trusts' Prospectuses for details.

DSI is responsible for providing or procuring, at DSI's expense, the services reasonably necessary for the ordinary operation of the Series of the GCG Trust. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series of the GCG Trust, in-terest on borrowing, fees and expenses of the independent trustees, and ex-traordinary expenses, such as litigation or indemnification expenses. See the GCG Trust prospectus for details.

Each Trust pays its respective Manager for its services a monthly fee based on the following percentages of the average daily nets assets of the Series. DSI and EISI (and not the Trusts) pay each portfolio manager a monthly fee for managing the assets of the Series.
THE GCG TRUST
-------------------------------------------------------------------------------

SERIES                    FEES (based on combined assets of the indicated groups of Series)
------------------------  -----------------------------------------------------------------
Multiple Allocation,
Fully Managed,            1.00% of first $750 million;
Capital Appreciation,
Rising Dividends,         0.95% of next $1.250 billion;
All-Growth, Real Estate,
Hard Assets,              0.90% of next $1.5 billion; and
Strategic Equity, Small   0.85% of amount in excess of $3.5 billion
Cap, and Value Equity
Series:
Emerging Markets Series:  1.75% of average daily net assets
Managed Global:           1.25% of first $500 million;
                          1.05% of amount in excess of $500 million
Limited Maturity Bond
and                       0.60% of first $200 million;
Liquid Asset Series:      0.55% of next $300 million; and
                          0.50% of amount in excess of $500 million

-------------------------------------------------------------------------------
THE ESS TRUST
-------------------------------------------------------------------------------

SERIES                    FEES
------------------------  -----------------------------------------------------------------
OTC, Research, and Total
Return Portfolios:        0.80% of first $300 million;
                          0.55% of amount in excess of $300 million
Growth & Income and
Value + Growth
Portfolios:               0.95% of first $200 million;
                          0.75% of amount in excess of $200 million

-------------------------------------------------------------------------------

EXPENSES OF THE TRUSTS

THE GCG TRUST ANNUAL EXPENSES (based on combined net assets of the indicated groups of Series):

                                                            OTHER      TOTAL
                     SERIES                   FEES(/1/) EXPENSES(/2/) EXPENSES
                     ------                   --------- ------------- --------
     Multiple Allocation, Fully Managed,
     Capital Appreciation, Rising Dividends,
     All-Growth, Real Estate, Hard Assets,      0.99%       0.01%      1.00%
     Value Equity, Strategic Equity, and
     Small Cap Series:

     Emerging Markets Series:(/3/)              1.75%       0.05%      1.80%

     Managed Global Series:(/4/)                1.25%       0.01%      1.26%

     Limited Maturity Bond and Liquid Asset     0.60%       0.01%      0.61%
     Series:

THE ESS TRUST ANNUAL EXPENSES:
                                                            OTHER      TOTAL
                     SERIES                   FEES(/1/) EXPENSES(/5/) EXPENSES
                     ------                   --------- ------------- --------

     OTC, Research, and Total Return            0.80%       0.40%      1.20%
     Portfolios:

     Growth & Income and Value + Growth         0.95%       0.40%      1.35%
     Portfolios:

-------------------

(1) Fees decline as combined assets increase (see Accounting tables and the Trust prospectuses for details).

(2) Other Expenses generally consist of independent trustees fees and ex-penses.

(3) Expenses have been restated to reflect current fees.

(4) The expenses for the Managed Global Series are based on the actual experi-ence of the Series together with that of its predecessor for accounting purposes, the Managed Global Account of Separate Account D. On September 3, 1996, the Managed Global Account was reorganized into the Managed Global Division of Separate Account B of Golden American and the Managed Global Series of the GCG Trust.

(5) Other expenses shown take into account the effect of EISI's agreement to reimburse the portfolios for all operating expenses, excluding management fees, that exceed 0.40% of their average daily net assets. This reimburse-ment agreement commenced February 1, 1997. Prior to February 1, 1997, EISI reimbursed the portfolios for all operating expenses, excluding management fees, that exceeded 0.75% of their average daily net assets. This reim-bursement is voluntary and can be terminated at any time. In the absence of the current reimbursement agreement, Other Expenses would have been 0.55%, 0.51%, 0.45%, 0.95% and 0.69%, respectively, for the OTC, Research, Total Return, Growth & Income, and Value + Growth Portfolios for the year ended December 31, 1996.

The following divisions invest in shares of the corresponding Series of the GCG Trust.

MULTIPLE ALLOCATION DIVISION

MULTIPLE ALLOCATION SERIES
OBJECTIVE
 The highest total return, consisting of capital appreciation and current in-come, consistent with the preservation of capital and elimination of unneces-sary risk.
INVESTMENTS
 Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

FULLY MANAGED DIVISION

FULLY MANAGED SERIES
OBJECTIVE
 High total investment return over the long term, consistent with the preser-vation of capital and prudent investment risk.
INVESTMENTS
 Invests primarily in common stocks. The Series also may invest in fixed in-come securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.
PORTFOLIO MANAGER
 T. Rowe Price Associates, Inc.

CAPITAL APPRECIATION DIVISION

CAPITAL APPRECIATION SERIES
OBJECTIVE
 Long-term capital growth.
INVESTMENTS
 Invests in common stocks and preferred stock that will be allocated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the Portfolio Manager believes have the following characteristics: stability and quality of earn-ings and positive earnings momentum; dominant competitive positions; and dem-onstrate above-average growth rates as compared to published S&P 500 earnings projections; and (ii) The Value Component -- Securities that the portfolio manager regards as fundamentally undervalued, i.e., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of publicly-owned companies that, in the portfolio manager's judgement, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER
 Chancellor LGT Asset Management, Inc.

RISING DIVIDENDS DIVISION

RISING DIVIDENDS SERIES
OBJECTIVE
 Capital appreciation, with dividend income as a secondary Objective.
INVESTMENT
 Investment in equity securities of high quality companies that meet the fol-lowing four criteria: consistent dividend increases; substantial dividend in-creases; reinvested profits; and an under-leveraged balance sheet.
PORTFOLIO MANAGER
 Kayne, Anderson Investment Management, L.P.

ALL-GROWTH DIVISION

ALL-GROWTH SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment in securities selected for their long-term growth prospects. PORTFOLIO MANAGER
 Pilgrim Baxter & Associates, Ltd.

REAL ESTATE DIVISION

REAL ESTATE SERIES
OBJECTIVE
 Capital appreciation, with current income as a secondary Objective.
INVESTMENTS
 Investment in publicly traded equity securities of companies in the real es-tate industry listed on national exchanges or on the National Association of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER
 E.I.I. Realty Securities, Inc.

HARD ASSETS DIVISION
(FORMERLY NATURAL RESOURCES)

HARD ASSETS SERIES
OBJECTIVE
 Long-term capital appreciation.

INVESTMENTS
 Investment in equity and debt securities of companies engaged in the explora-tion, development, production, management and distribution of hard assets.
PORTFOLIO MANAGER
 Van Eck Associates Corporation

VALUE EQUITY DIVISION

VALUE EQUITY SERIES
OBJECTIVE
 Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
 Investment primarily in equity securities of U.S. and foreign issuers which when purchased meet quantitative standards that indicate above average finan-cial soundness and high intrinsic value relative to price.
PORTFOLIO MANAGER
 Eagle Asset Management, Inc.

STRATEGIC EQUITY DIVISION

STRATEGIC EQUITY SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities based on various market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing eq-uity markets and to reduce exposure to equities when risk/reward characteris-tics are believed to be less attractive.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

SMALL CAP DIVISION

SMALL CAP SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- within the range of companies included in the Russell 2000 Growth Index.
PORTFOLIO MANAGER
 Fred Alger Management, Inc.

EMERGING MARKETS DIVISION

EMERGING MARKETS SERIES
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin and Latin America. In-come is not an objective, and any production of current income is considered incidental to the objective of growth of capital.
PORTFOLIO MANAGER

 Putnam Investment Management, Inc.

LIMITED MATURITY BOND DIVISION

LIMITED MATURITY BOND SERIES
OBJECTIVE
 Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when mar-ket factors indicate that capital appreciation may be available without sig-nificant risk to principal.
INVESTMENTS
 Investment primarily in a diversified portfolio of limited maturity debt se-curities. No individual security will at the time of purchase have a remain-ing maturity longer than five and one-half years and the dollar-weighted av-erage maturity of the Series will not exceed five years.
PORTFOLIO MANAGER
 Equitable Investment Services, Inc.

LIQUID ASSET DIVISION

LIQUID ASSET SERIES
OBJECTIVE
 High level of current income consistent with the preservation of capital and liquidity.
INVESTMENTS
 Obligations of the U.S. Government and its agencies and instrumentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM
 All issues maturing in less than one year.
PORTFOLIO MANAGER
 Equitable Investment Services, Inc.

MANAGED GLOBAL DIVISION

MANAGED GLOBAL SERIES
OBJECTIVE
 High total investment return, consistent with a prudent regard for capital preservation.

INVESTMENTS
 Investment in a wide range of equity and debt securities and money market in-struments of both domestic and foreign issuers.
PORTFOLIO MANAGER

 Putnam Investment Management, Inc.

The following divisions invest in shares of the corresponding Series of the ESS Trust.

OTC DIVISION

OTC PORTFOLIO
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company.

RESEARCH DIVISION

RESEARCH PORTFOLIO
OBJECTIVE
 Long term growth of capital and future income.
INVESTMENTS
 Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

TOTAL RETURN DIVISION

TOTAL RETURN PORTFOLIO
OBJECTIVE
 Above-average income consistent with prudent employment of capital.
INVESTMENTS
 Investment primarily in equity securities.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

GROWTH & INCOME DIVISION

GROWTH & INCOME PORTFOLIO
OBJECTIVE
 Long-term total return.
INVESTMENTS
 Investment primarily in equity and debt securities, focusing on small- and mid-cap companies that offer potential appreciation, current income, or both.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

VALUE + GROWTH DIVISION

VALUE + GROWTH PORTFOLIO
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates. Mid-cap companies are those with market capitalizations ranging from $750 million to approximately $2 billion.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

THE GCG TRUST AND THE ESS TRUST
The GCG Trust is an open-end management investment company, commonly known as a mutual fund. The GCG Trust's shares may also be available to certain vari-able annuity contractowners for investment under such contracts offered by Golden American. This is called "mixed funding."

The GCG Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." Although We do not anticipate any inherent difficul-ties arising from either mixed or shared funding it is theoretically possible that, due to differences in tax treatment or other considerations, the inter-est of owners of various contracts participating in the GCG Trust might at sometime be in conflict. After the GCG Trust receives the requisite order from the SEC, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The Board of Trustees of the GCG Trust, the GCG Trust's Manager and We and any other insurance companies participating in the GCG Trust are required to monitor events to identify any material conflicts that arise from the use of the GCG Trust for mixed and/or shared funding or between various policyowners and pension and retirement plans. For more information about the risks of mixed and shared funding please refer to the GCG Trust pro-spectus.

The ESS Trust is also an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insur-ance companies except affiliated insurance companies such as Golden American. It is an-ticipated that in the future the ESS Trust will become available to separate accounts of unaffiliated companies.

You will find further information about both the GCG Trust and the ESS Trust, including the investment risks associated with each Series and a complete de-scription of each Trust's costs and expenses, in the accompanying Trust pro-spectuses. You should read them in conjunction with this prospectus. Addi-tional copies of the Trust prospectuses may be obtained by contacting Our Cus-tomer Service Center.

CHANGES WITHIN ACCOUNT A
We may from time to time make additional divisions available to You. These di-visions will invest in investment portfolios We find suitable for the Poli-cies. We also have the right to eliminate investment divisions from Account A, to combine two or more divisions, or to substitute a new portfolio for the portfolio in which a division invests. A substitution may become necessary if, in Our judgment, a portfolio no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, or a change in a port-folio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would get any required approval from the insurance department of Our state of domicile be-fore making such a substitution. Where applicable, this approval process is on file with the insurance department of the jurisdiction in which the Policy is delivered. We would also get any required approval from the SEC and any other required approvals before making such a substitution.

We reserve the right to transfer assets of Account A, which We determine to be associated with the class of Policies to which Your Policy belongs, to another account. We will notify You as soon as practicable of any proposed changes.

When permitted by law, We reserve the right to:

(1) deregister Account A under the 1940 Act;

(2) operate Account A as a management company under the 1940 Act;

(3) restrict or eliminate any voting rights as to Account A; and

(4) combine Account A with other accounts.

THE FIXED ACCOUNT
The Fixed Account is part of the Golden American general account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), and neither the Fixed Account nor the general account has been registered under the 1940 Act. Thus, neither the Fixed Account nor the general account, nor any interest therein, is subject to regulation under the provi-sions of the 1933 Act or the 1940 Act. Accordingly, the Securities and Ex-change Commission has not passed on the disclosure in this prospectus relating to the Fixed Account. Disclosures contained herein with respect to the Fixed Account and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of information. The Fixed Account may not be available in all states.

The general account contains all of the assets of Golden American other than those in certain separate accounts we establish (including Account A). Golden American has sole discretion to invest the assets of the general account, sub-ject to applicable law. Allocation of any amounts to the Fixed Account does not entitle You to share directly in the performance of those assets. Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, owners, and other creditors.

 FACTS ABOUT THE POLICY

WHO MAY BE COVERED BY A POLICY
We can issue a single life policy for Insureds age 75 or under, or a survivor-ship policy if both Insureds are age 75 or under. Under survivorship, at least one Insured must be age 20 or older. We will take under consideration applica-tions for Insured(s) up to age 80. We use the Insured's age on the Insured's birthday nearest the Policy Date. The Insureds must also meet Our underwriting requirements for acceptance of both initial and unplanned premium payments. Each Insured will be assigned to an underwriting class according to the method of underwriting We use, the smoking status of the Insured(s) and the classifi-cation of the mortality risk of the Insured(s). The classification can be standard, preferred or special.

We use two methods of underwriting:

(1) non-medical underwriting, based mainly on Your answers in the application or enrollment form; and

(2) medical underwriting, based on additional medical information which may include a physical examination.

The underwriting classes combined with the age, sex, and smoking status of the Insured(s) determine the mortality rates We will use in calculating mortality cost deductions, Net Single Premium Factors and Guarantee Periods.

APPLYING FOR A POLICY

 To purchase a Policy You must complete an application or enrollment form and pay an initial premium. Any mone submitted prior to a policy bein issued will be applied to our general account. At issue, the initial premium will be allocated to the Liquid Asset Division.


DEATH BENEFIT OPTIONS
All Policies are purchased with the Option I Death Benefit. After the first Policy Anniversary, You may change the death benefit option under Your Policy and thereafter, You may change back and forth between the two, subject to our rules at the time You request the change but no more frequently than once ev-ery three Policy Years. See Insurance Benefits, Changing the Death Benefit Op-tion. A table of illustrative premiums for a specified face amount is shown below. This table shows actual premiums that will be paid for $250,000 of cov-erage at each issue age for males and females. We may accept lower premium payments in the case of Genesis I.

The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount. The Option II Death Benefit provides a death benefit that is the greater of (i) the Face Amount plus the Option II Death Benefit Adjustment, and (ii) the Variable Insurance Amount. See Insurance Benefits, Death Benefit Proceeds.

PREMIUM PAYMENTS
You purchase an initial death benefit, which is the Face Amount under the Op-tion I Death Benefit with an initial premium payment. The minimum initial Gen-esis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal In-come Tax Considerations, Code Section 1035 Exchanges). The minimum planned an-nual premium under Genesis Flex will never be more than $5,000.

We may refuse a premium payment if such payment would cause the Net Amount at Risk under the Policy to exceed $2,500,000.

For certain group or sponsored arrangements, We may reduce the minimum premium requirements. We may offer planned premium payment periods of durations other than 10 years. Such durations would cause the illustrative premiums for a specified face amount as shown below to change. We may also reduce the charges in a Policy where the initial or total premium payments exceed amounts We specify in our published rules. However, any reductions will reflect differ-ences in costs or services and will not discriminate unfairly against any per-son.

                                   GENESIS I
         TABLE OF ILLUSTRATIVE PREMIUMS WITH A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

                PREMIUM
   ISSUE   -----------------
    AGE      MALE    FEMALE
   -----   -------- --------
    50     $ 95,484 $ 84,669
    60      128,696  114,574
    70      165,233  151,151

                           SURVIVORSHIP, NON-SMOKERS

    ISSUE AGE
   -----------
   MALE FEMALE   PREMIUM
   ---- ------   -------
   55     45   $ 63,990
   60     55     86,763
   70     65    120,989

                                 GENESIS FLEX
     TABLE OF ILLUSTRATIVE PLANNED PREMIUMS WITH A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

               PREMIUM
   ISSUE   ---------------
    AGE     MALE   FEMALE
   -----   ------- -------
    50     $11,623 $10,255
    60      16,354  14,212
    70      23,632  20,170

                           SURVIVORSHIP, NON-SMOKERS

    ISSUE AGE
   -----------
   MALE FEMALE  PREMIUM
   ---- ------  -------
   55     45   $ 7,594
   60     55    10,319
   70     65    14,615

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)
 Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, should receive favorable tax treatment afforded life insurance policies under Fed-eral tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)
 Genesis I is generally a "modified endowment contract." As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross income to the extent of any income in the Policy ("income-first basis"), and a 10% penalty tax may be imposed on such income distributed before You attain age 59 1/2.

 For more information on "modified endowment contracts," and the Life Insur-ance Premium Payment Test, see Federal Income Tax Considerations, Modified Endowment Contracts.

MAKING ADDITIONAL PREMIUM PAYMENTS

PLANNED PREMIUMS (GENESIS FLEX ONLY)
 Premium payments can be made on a planned basis during the first ten Policy Years following issue of the Policy or increase in Face Amount subject to Our minimum premium requirements. Subject to Our rules, We may offer planned pre-mium payment periods of other than 10 years. We will send reminder notices for planned premiums that are not paid as part of an automatic withdrawal program. Any change in the amount, period and frequency of planned premiums will be subject to Our rules at the time of the request. Any premium received more than 30 days after a planned premium payment date will be treated as an unplanned premium. In addition, any premium received above the planned pre-mium will also be treated as an unplanned premium.

UNPLANNED PREMIUMS
 Unplanned premiums can be made while coverage is in effect provided the In-sured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. Subject to Our rules, the minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Pol-icy. Evidence of insurability based on Our underwriting rules may be required if the unplanned premium would cause the death benefit to increase. Unless otherwise specified, if there is any Debt, any unplanned premium will be used as a loan repayment with any excess applied as an additional premium payment.

GENERAL
 On the date We receive and accept Your additional premium payment:

 (1) The Variable Insurance Amount will increase. See Insurance Benefits, Variable Insurance Amount.

 (2) The Investment Value will increase. See Facts About the Policy, Invest-ment Value in Each Division.

 (3) The Tabular Value will increase. See Facts About the Policy, Tabular Val-ue.

 On the Processing Date on or next following the date We receive and accept the additional premium payment, the guaranteed benefits will increase as fol-lows:

 (1) If the Guarantee Period prior to such premium payment ends before the Ma-turity Date, the Tabular Value as of the Processing Date will be used to calculate a new Guarantee Period subject to any maximum Guarantee Period shown in the Policy Schedule. Any part in excess of the amount required to increase the Guarantee Period to the Maturity Date will be applied as indicated in (2).

 (2) If the Guarantee Period ends on the Maturity Date, the Tabular Value or the excess from (1) will be applied as a net single premium for life to increase the Face Amount.

 (3) The Guarantee Period ends on the earlier of the date determined above and any maximum shown in the Policy schedule.

ALLOCATION OF PREMIUM PAYMENTS
Prior to the end of the Free Look Period, Your initial premium is allocated to the Liquid Asset Division. At the end of the Free Look Period, Your Investment Value will be allocated to the divisions according to Your instructions. How-ever, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period.

ADDITIONAL PREMIUM ALLOCATION
 Any additional premiums are allocated to the Liquid Asset Division until ac-cepted according to Our rules. Unless You specify otherwise, additional pre-mium payments will be allocated among the divisions of Account A and the Fixed Account in proportion to the Investment Value in each division of Ac-count A and the Fixed Account on the date the premium is considered to be ac-cepted. If there is no Investment Value attributable to Account A, the addi-tional premium payments will be allocated to the Fixed Account.

YOUR RIGHT TO REALLOCATE
You may reallocate Your Investment Value among the divisions of Account A and the Fixed Account at the end of the free look period. We currently do not as-sess a charge for allocation changes. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Policy year. We require that each reallocation of your Investment Value equal at least $250 or, if less, your entire Investment Value within a divi-sion or the Fixed Account. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a contract year. In addition, we reserve the right to de-fer the reallocation privilege at any time we are unable to purchase or redeem shares of the Trusts. We also reserve the right to modify or terminate your right to reallocate your Investment Value at any time in accordance with ap-plicable law. When a reallocation is made, we redeem shares of the Series un-derlying the divisions you are transferring from at their net asset Value. Reallocations from the Fixed Account are subject to the restrictions below. See Transfers from the Fixed Account. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

We reserve the right to limit the number of reallocations of Your Investment Value among the divisions and the Fixed Account or refuse any reallocation re-quest if we believe that: (a) excessive trading by you or a specific realloca-tion request may have a detrimental effect on unit Values or the share prices of the underlying Series; or (b) we are informed by a Trust that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimen-tal effect on share prices of the GCG Trust or the ESS Trust.

Where permitted by law, we may accept your authorization of third party real-location on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancella-tion. We may restrict the divisions that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are pro-vided evidence satisfactory to us that: (a) such third party has been ap-pointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

TRANSFERS FROM THE FIXED ACCOUNT
Any allocation of premium or transfer of Investment Value to the Fixed Account is considered a separate Fixed Account allocation. Transfers from an alloca-tion of the Fixed Account are currently permitted once a year on or within 30 days of the Expiry Date of the Guaranteed Interest Rate. The maximum amount which may be transferred out of such an allocation each year is currently the greater of: (a) 33% of the amount of such allocation, or (b) $2,000. If we re-ceive your transfer request up to 30 days before the Expiry Date, the transfer will be made on the Expiry Date. If we receive your request on or within 30 days after the Expiry Date, the transfer will be made at the end of the valua-tion period in which a satisfactory transfer request is received at our Serv-ice Center. The minimum transfer amount is $250 or the entire remaining amount of the allocation on the transfer date, whichever is less. Unless You specify otherwise, We will transfer amounts from allocations within the Fixed Account from the fixed allocations closest to their respective Rate Expiry Date. These rules are subject to change in the future.

We reserve the right to establish an interest rate for transfers to the Fixed Account that may differ from the rate that we establish for allocations of planned and unplanned premiums to the Fixed Account. We also reserve the right to reduce the amount otherwise available for transfer from the Fixed Account by any amounts that have been previously withdrawn from the Fixed Account.

DOLLAR COST AVERAGING
If You have at least $10,000 of Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division, You may choose to have a specified dollar amount transferred to other divisions in Account A on a monthly basis. The main Objective of dollar cost averaging is to attempt to shield Your Investment from short-term price fluctuations. Since the same dol-lar amount is transferred to other divisions of Account A each month, more units are purchased in a division if the Value per unit is low and less units are purchased if the Value per unit is high.

A lower average Value per unit thus may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets. See Facts About the Policy, Measurement of Investment Experience, Index of In-vestment Experience and Unit Value.

Dollar cost averaging may be elected at the time the application or enrollment form is completed or at a later date. The minimum amount that may be trans-ferred each month is $250. The maximum amount which may be transferred is equal to the Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division divided by 12. Under this program, transfers will commence on the later of 20 days after the Issue Date and the end of the Free Look Period.

The transfer date will be the same calendar day each month as the Policy Date. The dollar amount will be allocated to the divisions in which You are invested in proportion to Your Investment Value in each division unless you specify otherwise. If, on any transfer date, the Investment Value in the specified di-vision or Fixed Account is equal to or less than the amount You have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Policy Year, or cancel this program by sending satisfactory notice to Our Customer Service Center at least seven days before the next transfer date. Any transfers under this pro-gram will not be included in determining if the excess allocation charge will apply.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE
When a distribution is made from an Investment portfolio supporting a division of Account A in which reInvestment is not available, We will allocate the dis-tribution, unless You specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an Investment portfolio matures, or (b) a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition. When an Investment portfolio matures, We will notify You 30 days in advance of that date. To elect an allo-cation to other than the Specially Designated Division, You must provide sat-isfactory notice to Us at least seven days prior to the date the portfolio ma-tures. Such allocations are not counted as an allocation change of the Invest-ment Value for purposes of the number of free allocation changes permitted. When a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, We will notify You promptly after the allocation has occurred. If within 30 days You allocate the Investment Value from the Specially Designated Division to other divisions of Your choice, such allocations will not be included in determining if the ex-cess allocation charge will apply.

YOUR INVESTMENT VALUE
Your Investment Value is the amount available for Investment at any time. Prior to the Investment Date, the Investment Value is zero. On the Investment Date, the Investment Value is equal to the premium paid less any charges de-ducted on such date. We adjust Your Investment Value daily to reflect its In-vestment Results. See Facts About the Policy, Measurement of Investment Expe-rience.

You may choose up to sixteen divisions and the Fixed Account to allocate Your Investment Value among in any way You choose, subject to any restrictions. See Facts About the Policy, Allocation of Premium Payments.

INVESTMENT VALUE IN EACH DIVISION OF ACCOUNT A
On each Valuation Date, the amount of Investment Value in each division of Ac-count A will be calculated as follows:

(1) We take the amount of Investment Value in the division at the end of the preceding Valuation Period.

(2) We multiply (1) by the division's net rate of return for the current Valu-ation Period.

(3) We add (1) and (2) together.

(4) We add to (3) any additional premium payments allocated to the division during the current Valuation Period.

(5) We add or subtract reallocations to or from the division during the cur-rent Valuation Period.

(6) We subtract from (5) any partial withdrawal and any associated charges al-located to the division during the current Valuation Period.

(7) We add to (6) any loan repayments or loan interest payments received and subtract any loans which are allocated to the division during the current Valuation Period.

(8) If the Policy Anniversary occurs during the current Valuation Period, We add to (7) the amount allocated to the division for any general account loan interest credit.

(9) If a Processing Date occurs during the current Valuation Period, We sub-tract from (8) the amounts allocated to the applicable division for de-ferred loading, insurance based charges and transaction and other charges. If the Processing Date is also the Policy Anniversary, any loan interest charge will be deducted from the Investment Value. See Charges and Deduc-tions. Amounts in (8) and (9) will be allocated to each division in the proportion that (7) bears to the Investment Value.

(10) If the charges in (9) exceed the amount in (8), We will first calculate the Cash Surrender Value to determine the amount of any overdue charges and then set the amount of Investment Value in each division and the Fixed Account to zero.

TABULAR VALUE
Prior to the Investment Date, the Tabular Value is zero. The Tabular Value on the Investment Date equals the Investment Value on that date. Thereafter, the Tabular Value is calculated in the same manner as the Cash Surrender Value ex-cept that: (i) the mortality cost will be based on rates no greater than the guaranteed maximum cost of insurance rates; (ii) currently other charges are not reflected in Our computations; and (iii) the net rate of return will be based on the interest rate used in Our computations, which is currently 4% per year. The Tabular Value calculations do not reflect loans, repayments, or loan interest payments. The Variable Insurance Amount used in computing the Tabular Value is calculated in the same manner as described under Insurance Benefits, except that Tabular Value replaces the Investment Value plus Debt.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE
 The Investment experience of Account A is determined on each Valuation Date. We use an index to measure changes in experience during a Valuation Period. We set the index at $10 when the first Investments in a division are made, except for the OTC, Research, Total Return, Growth & Income, and
 Value + Growth Divisions which started with indices of $14.64, $16.43, $13.76, $10.94, and $11.99, respectively. The index for a current Valuation Period equals the index for the last Valuation Period multiplied by the expe-rience factor for the current period.

 We may express the Value of amounts allocated to Account A divisions in units. The index of Investment experience is equal to the Value of one unit. We determine the number of units for a given amount on a Valuation Date by dividing the dollar Value of that amount by the index of Investment experi-ence for that date.

HOW WE DETERMINE THE EXPERIENCE FACTOR
 For divisions of Account A, the experience factor reflects the Investment ex-perience of the portfolio in which the division invests as well as the charges assessed against the division for a Valuation Period. The factor is calculated as follows:

 (1) We take the net asset Value of the portfolio in which a division invests as of the end of the current Valuation Period.

 (2) We add to (1) the amount of any dividend or capital gains distribution declared during the current Valuation Period for such portfolio and rein-vested in the portfolio. We subtract from that amount a charge for Our taxes, if any.

 (3) We divide (2) by the net asset Value of the portfolio at the end of the preceding Valuation Period.

 (4) We subtract the daily mortality and expense risk charge. See Charges and Deductions, Deductions from Divisions of Account A, Mortality and Expense Risk Charge.

 (5) We subtract the daily asset based administrative charge. See Charges and Deductions, Deductions from Divisions of Account A, Asset Based Adminis-trative Charge.

 Calculations for divisions investing in mutual fund portfolios are made on a per share basis.

NET RATE OF RETURN FOR ACCOUNT A
 The net rate of return for an Account A division during a Valuation Period is the experience factor for that Valuation Period minus one. See Measurement of Investment Experience, Index of Investment Experience and Unit Value.

 CHARGES AND DEDUCTIONS

The charges described below are deducted from Your Investment Value. With re-spect to any Investment Value attributable to the Fixed Account, charges will be deducted from each fixed allocation on a pro rata basis, unless specified otherwise by Us.

DEDUCTIONS FOR DEFERRED LOADING

RECOVERY OF DEFERRED LOADING
 Although the sales load is chargeable to each premium payment when it is re-ceived, the amount of the deferred loading is deducted in equal installments on each Policy Anniversary over a six year period following receipt and ac-ceptance of each premium payment. It applies both to the initial and any ad-ditional premiums. The deferred loading applicable to each premium payment is 6.0% (a deduction of 1.0% of premium per year). We may lower or waive this load with respect to later premium payments made in connection with Genesis Flex.

 If You surrender the Policy, We will deduct the total amount of any unrecov-ered deferred loading from the amount We pay You. We also immediately recover a portion of the deferred loading applicable to an excess partial withdrawal. Collection of a portion of the deferred loading due to an excess partial withdrawal may shorten the period of recovery or the last in-stallment amount may be reduced. See Your Policy's Benefits, Taking Partial Withdrawals.

 As a result of the deferred loading structure, a positive net rate of return will give a higher Cash Surrender Value and a negative net rate of return will give a lower Cash Surrender Value than would be the case had the de-ferred loading been deducted from Your premium.

 We anticipate that Our deferred sales load and the sales load portion of the deferred face amount charge (below) may be insufficient to cover distribution expenses. Any shortfall will be made up from Our general account which may include amounts derived from the mortality and expense risk charge.

DEDUCTIONS FOR INSURANCE BASED CHARGES

PREMIUM TAXES
 Your premium incurs a charge for premium or other state and local taxes.

 For Genesis I Policies We deduct a premium tax charge equal to 2.40% of pre-mium. This premium tax charge is designed to approximate the average premium tax that We expect to pay to state and local governments. The charge will not necessarily equal the premium tax paid by Us with respect to a particular Policy. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). If You surrender Your Genesis I Policy, We will deduct the total amount of any unrecovered deferred premium tax charge from the amount We pay You. We reserve the right to change the amount of the premium tax charge for future premium payments to conform to changes in the average premium tax that We expect to pay.

 For Genesis Flex Policies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium which can range from 2.0% to 4.0%. We reserve the right to change this per-centage for future premium payments to conform with changes in the law or if the Insured(s) changes state of residence. The charge is deducted from the Investment Value on the first quarterly Processing Date following receipt and acceptance of each premium payment. We deduct any charges for premium taxes incurred but not yet deducted from the amount We pay You if the Policy is surrendered. We return any premium taxes as part of the refund if the Policy is cancelled during the Free Look Period.

CORPORATE TAX CHARGE
 We currently do not but reserve the right to assess a corporate tax charge on premiums. The charge will be deducted from the Investment Value in equal in-stallments on each Policy Anniversary over a six year period following re-ceipt and acceptance of each premium payment.

 If You surrender the Policy, We will deduct the total amount of any corporate tax charge not yet deducted from the amount We pay You. We believe this charge is reasonable in relation to Our increased tax burden resulting from the requirement that We capitalize and amortize policy acquisition expenses over a ten year period. We reserve the right to change the amount We charge for future premium payments to conform with changes in the amount payable by Us under applicable Federal income tax law as of the date(s) of such premium payment(s). See Federal Income Tax Considerations, Deferred Acquisition Costs.

ISSUE CHARGES

PER POLICY CHARGE
 We charge $200 for Policies written on a single life basis and $300 for Poli-cies written on a survivorship basis. This charge is incurred on the Issue Date and deducted from the Investment Value on the first Policy Anniversary. This charge is to reimburse Us for a portion of the cost of underwriting and issuing a Policy. We do not expect to make a profit from this charge. This charge is currently waived for the Genesis I Policy.

DEFERRED FACE AMOUNT CHARGE
 There is a charge assessed that is expressed per $1,000 of initial Face Amount and of any increases in Face Amount. It will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and on whether a Genesis I or Genesis Flex Policy is chosen. It will never exceed a maximum of $12 per $1,000 of Face Amount. This charge is incurred on the Is-sue Date or effective date of any increase in Face Amount and deducted from the Investment Value in equal installments on each Policy Anniversary over a six year period following the effective date of such increase in Face Amount. We deduct the total amount of any deferred face amount charge not yet de-ducted when determining the Cash Surrender Value payable if You surrender Your Policy.

 A portion of the deferred face amount charge will reimburse us for the cost of underwriting and issuing a Policy, not covered by the per policy charge (above). The remainder of the deferred face amount charge will be considered to be an additional sales load. This charge together with the deferred sales load above, will not exceed the maximum sales load allowed under the Federal securities laws.

MORTALITY CHARGES

MORTALITY COST
 The mortality cost is deducted from the Investment Value on each quarterly Processing Date and is calculated as follows:

 (1) We determine the Death Benefit as of the beginning of the Processing Pe-riod and adjust it with interest at the rate shown in the Policy to the middle of the Processing Period.

 (2) We subtract from (1) the Cash Surrender Value plus any Debt as of the be-ginning of the Processing Period, adjusted with interest to the end of the Processing Period. (This is the Net Amount at Risk).

 (3) We determine the current cost of insurance rate per $1,000 based on each Insured's sex, Issue Age, years since the Policy Date and underwriting class.

 (4) We multiply the Net Amount at Risk in (2) by (3) and then divide this re-sult by 1,000.

 During the Guarantee Period, in no event will the mortality cost be greater than the amount determined by substituting the Tabular Value for the Cash Surrender Value plus Debt in (2) above and the guaranteed maximum cost of in-surance rate per $1,000 for the current cost of insurance rate per $1,000 in
 (3) above. In addition, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in calculating the Death Benefit in (1) above. See Insurance Benefits, Policy Guarantees.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE
 We deduct an amount per $1,000 of Tabular Net Amount at Risk. The amount is based on the Attained Age of the Insured (the younger Insured for survivor-ship policies). The charge is deducted from the Investment Value on each quarterly Processing Date during the Guarantee Period. The quarterly charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

 The guaranteed Death Benefit risks are related to potentially unfavorable In-vestment results. One risk is that the Policy's Cash Surrender Value cannot cover the charges due during the Guarantee Period. Another risk is that We may have to limit the deduction for mortality cost. See Mortality Cost, above.

DEDUCTIONS FOR TRANSACTION AND OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
 The annual administrative charge covers a portion of Our ongoing administra-tive expenses. The charge is incurred at the beginning of each Policy Year and deducted from the Investment Value at the end of each Policy Year on the Policy Anniversary. We deduct any annual administrative charge incurred but not yet deducted from the amount We pay You if the Policy is surrendered. If the Investment Value at the end of a policy processing period equals or ex-ceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Policy Year. This charge will never exceed $80 per Policy Year. This charge is not de-signed to produce a profit for Golden American or any affiliate and the an-nual amount plus the asset based administrative charge (below) will not ex-ceed Our expected cost of the services to be provided over the life of the Policy.

LOAN INTEREST CHARGE
 On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans. Between Policy Anniversaries, Your Cash Surrender Value will reflect the accrued charge.

EXCESS ALLOCATION CHARGE
 We allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. The charge is deducted in proportion to the amount being transferred from each division of Account A or the applicable allocation within the Fixed Ac-count.

PARTIAL WITHDRAWAL CHARGE
 If You take more than four partial withdrawals during a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal. The charge will be deducted in proportion to the Investment Value in each division or the applicable allocation within the Fixed Account from which the partial withdrawal was taken. See Your

 Policy's Benefits, Taking Partial Withdrawals. This charge is cost based and is designed to cover Our administrative costs in processing each addi-tional withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A

ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE
 We will deduct a daily charge from the assets in each division of Account A to compensate Us for mortality and expense risks We assume under the Policy. The total daily charge is equal to 0.002477% (equivalent to an annual rate of 0.90%) of the assets in each division. Approximately 0.625% is allocated to the mortality risk and 0.275% is allocated to the expense risk. We will real-ize a gain from this charge to the extent it is not needed to provide for Benefits and expenses under the Policies. We will use any gain for any lawful purpose including any shortfalls on distribution expenses.

 The mortality risk assumed is the risk that Insureds as a group will live for a shorter time than Our actuarial tables predict. As a result, We would be paying more in Death Benefits than We planned. The expense risk assumed is the risk that it will cost Us more to issue and administer the Policies than We expect.

ASSET BASED ADMINISTRATIVE CHARGE
 We charge each division of Account A with a daily asset based charge to cover a portion of the policy administration. The daily charge is at a rate of 0.000276% (equivalent to an annual rate of 0.10%) of the assets in each divi-sion. This charge plus the annual administrative charge (above) will not ex-ceed Our expected cost of the services to be provided over the life of the Policy.

TRUST EXPENSES
There are fees and expenses deducted from each Series. See Facts About Golden American, Account A and the Fixed Account, Account A Divisions. The investment performance of the Series and expenses and deductions of certain charges from the Trusts will affect Your Investment Value. Please read the Trust prospec-tuses for details.

 YOUR POLICY'S BENEFITS

YOUR POLICY'S CASH SURRENDER VALUE
Your Policy's Cash Surrender Value fluctuates daily with the Investment Re-sults. With respect to premiums allocated to Account A, We do not guarantee any minimum Cash Surrender Value. On any date, the Cash Surrender Value is equal to the Investment Value less any deferred charges not yet deducted, plus any accrued general account loan interest credit and less any charges incurred and not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
 You can surrender Your Policy at any time while the Policy is in force. You will receive the Policy's Cash Surrender Value. The surrender will be effec-tive on the date Your written request and the Policy are sent to Us. We will determine the Cash Surrender Value when We receive the written request and the Policy at Our Customer Service Center. You may elect to have this amount paid in a single payment or applied under one or more Income Plans. See Choosing An Income Plan.

 For information on the tax treatment on surrender of a Policy, including Pol-icies that are "modified endowment contracts," see Federal Income Tax Consid-erations.

POLICY LOANS
After the Free Look Period, You may use Your Policy as collateral to borrow funds from Us, by sending in a written request in a form satisfactory to Us. The minimum loan We will make is $500. The maximum amount You can borrow at any time is the difference between the loan value (90% of the Policy's Cash Surrender Value plus the Debt) and the Debt (the outstanding loan plus accrued interest). Unless specified otherwise, the amount of the loan will be taken from the Investment Value in proportion to the amount of Investment Value in each division in which You are invested.

We calculate Your new loan to equal any Debt plus the current amount You bor-row. Certain states may not permit Us to impose a minimum on the amounts You can borrow or repay. The minimum and maximum amounts will be shown in Your Policy.

You may repay all or part of the loan any time while the Policy is in force. Each repayment must be at least $500 or the amount of the Debt, if less. Un-less otherwise specified, loan repayments will be allocated in proportion to the amount of Investment Value in each division.

For Genesis I Policies, there may be a 10% penalty tax on loans. For informa-tion on the tax treatment of loans from policies that are "modified endowment contracts," see Federal Income Tax Considerations, Modified Endowment Con-tracts, Penalty Tax.

INTEREST
 While a policy loan is outstanding, We will charge interest at 5.0% annually. See Charges and Deductions, Transaction and Other Charges, Loan Interest Charge. Interest accrues each day and payments are due at the end of each Policy Year. If You do not pay the interest when due, We add it to Your loan. Generally, interest paid on a policy loan is not tax-deductible. See Federal Income Tax Considerations, Loans. The sum of outstanding loans plus accrued interest is called Debt.

 If on any Valuation Date there is Debt outstanding and the Cash Surrender Value is negative, We will terminate the Policy 31 days after We send You an overloan notice. We will notify You and anyone who holds the Policy as col-lateral at their last known address. To avoid termination, You must pay Us at least the minimum repayment amount, listed in the notice before the 31 day period ends.

LOAN INTEREST CREDIT
 When You take a loan, We transfer an amount equal to the amount You borrowed out of Your divisions and hold it as collateral in Our general account. We will credit interest to portions of the collateral amount at a rate of 4% per annum (and, on a current basis, 5% for "Preferred Loans"). Any loan interest credit will be added to the Investment Value on each Policy Anniversary. Be-tween Policy Anniversaries, Your Cash Surrender Value will reflect the ac-crued credit.

 With respect to Genesis I Policies, loans where the amount of the collateral is equal to the Investment Value less the total of all premium payments under the Policy and the initial loan being carried over on a 1035 Exchange are considered "Preferred Loans." With respect to Genesis Flex Policies, all new loans taken after the later of attained age 60 or the tenth Policy Anniver-sary are considered "Preferred Loans."

EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE
 Whether or not You repay a policy loan, taking a loan will have a permanent effect on Your Cash Surrender Value and may have a permanent effect on Your death benefit. This is because the collateral for Your loan does not partici-pate in the Investment Results while the loan is outstanding. If the amount credited to the collateral is more than Investment Results, the Cash Surren-der Value will be higher, as may be the death benefit. Conversely, if the amount credited is less, the Cash Surrender Value will be lower as may be the death benefit.

TAKING PARTIAL WITHDRAWALS
After the Free Look Period, You may take partial withdrawals from the Invest-ment Value. Under Policies purchased in connection with a 1035 Exchange, par-tial withdrawals may not be permitted during the first seven Policy Years.

Unless You specify otherwise, the amount of the withdrawal will be taken in proportion to the Investment Value in each division in which You are invested. Partial withdrawals may not be repaid and in no event may a partial withdrawal be greater than 90% of the Investment Value less any applicable unrecovered deferred loading.

You may take a partial withdrawal four times per Policy Year without charge. Your request for a partial withdrawal must be in a written form satisfactory to Us. The effective date of a partial withdrawal will be the date We receive Your written request at Our Customer Service Center. If You take more than four partial withdrawals in a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

The minimum partial withdrawal amount is $1,000 and the maximum amount of all partial withdrawals that may be withdrawn during a Policy Year without accel-erating recovery of the deferred loading is 15% of the Investment Value. See Accelerated Recovery of Deferred Charges, below. The maximum amount You may withdraw is further limited by the minimum Face Amount and Guarantee Period requirements of the Policy. See Effect of a Partial Withdrawal on Guaranteed Benefits, below.

ACCELERATED RECOVERY OF DEFERRED CHARGES
 An excess partial withdrawal is the amount by which the sum of all partial withdrawals taken during a Policy Year plus the current partial withdrawal exceed 15% of the Investment Value on the date of the withdrawal. An excess partial withdrawal will be considered a partial surrender of the Policy and We will recover a pro rata portion of the unrecovered deferred charges. Such amount will be deducted in proportion to the Investment Value in each divi-sion or the Fixed Account from which the excess partial withdrawal was taken.

 Collection of a portion of the deferred loading for an excess partial with-drawal may shorten the period during which the deferred loading is recovered, or the last installment amount may be reduced. For example, the following Genesis I example assumes a $100,000 initial premium (with deferred loading of $6,000 recovered at the rate of

 $1,000 per Policy Year for six years and premium taxes of $2,400 recovered at the rate of $400 per Policy Year for six years), an Investment Value of $120,000 and unrecovered deferred charges in the amount of $4,200 at the be-ginning of the fourth Policy Year.

 If a partial withdrawal of $30,000 were taken, $18,000 of this amount could be taken without accelerating recovery of the deferred loading ($120,000 X .15). The amount of deferred loading to be deducted immediately due to the excess withdrawal amount would be determined by first calculating the per-centage of the Investment Value by which the withdrawal is in excess of the maximum (($30,000 - $18,000) / $120,000). Then this percentage is applied to the current amount of the unrecovered deferred loading ($4,200 X .10 = $420) to determine the amount of unrecovered deferred loading to be deducted from the Investment Value as of the date of the withdrawal.

 If the Policy were surrendered following the partial withdrawal, the unrecov-ered deferred loading deducted from the Investment Value would be $3,780 ($4,200 - $420). If instead, the Policy were surrendered at the beginning of the sixth Policy Year assuming no additional payments or further partial withdrawals, the unrecovered deferred loading deducted upon surrender would be $980 ($1,400 - $420).

PARTIAL WITHDRAWALS IN GENERAL
 We will send You a notice of how Your Policy Benefits are affected by a par-tial withdrawal. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. FOR INFORMATION ON THE TAX TREATMENT OF PARTIAL WITHDRAWALS, IN-CLUDING THE TREATMENT FOR POLICIES THAT ARE MODIFIED ENDOWMENT CONTRACTS, SEE FEDERAL INCOME TAX CONSIDERATIONS.

EFFECT OF A PARTIAL WITHDRAWAL ON THE INVESTMENT VALUE AND DEATH BENEFIT
 As of the effective date of a partial withdrawal:

 (1) The Investment Value of the Policy is reduced by the partial withdrawal and any associated charges.

 (2) Unless You specify otherwise, the reduction in Investment Value will be taken in proportion to the Investment Value in each division in which You are invested as of the effective date of the partial withdrawal. If there is insufficient Investment Value in the divisions, the remaining reduc-tion will be deducted from Your allocations to the Fixed Account.

 (3) Any amounts paid in accordance with the Suicide provision of the Policy will be reduced by the amount of any partial withdrawals and any associ-ated charges.

 (4) The Variable Insurance Amount will reflect the partial withdrawal and any associated charges.

     As of the Processing Date on or next following the effective date of a partial withdrawal the guaranteed Benefits may decrease. See Effect of a Partial Withdrawal on Guaranteed Benefits, below. If the Death Benefit be-comes payable before the Processing Date on or next following the effec-tive date of a partial withdrawal, We will deduct the amount of the par-tial withdrawal from the Death Benefit proceeds payable, if the Death Ben-efit is determined to be the Face Amount.

EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS
 A partial withdrawal may affect the guaranteed Benefits under the Policy. The change, if any, in the Face Amount and Guarantee Period as of the Processing Date on or next following the effective date of a partial withdrawal will be calculated as follows:

 (1) Prior to effecting the partial withdrawal, We calculate the death benefit as of the date of the partial withdrawal.

 (2) We subtract from (1) the amount of the partial withdrawal and any associ-ated charges.

 (3) If the amount determined in (2) is less than the Face Amount, We reduce the Face Amount to the amount determined in (2).

     Decreases in the Face Amount could result in the Policy becoming a "modi-fied endowment contract." See Federal Income Tax Considerations, Modified Endowment Contracts.

 (4) The Tabular Value as of such Processing Date and the Face Amount will be used to calculate a new Guarantee Period. The Guarantee Period ends on the earlier of the date so determined and any maximum shown in the Poli-cy. In no event will We allow a partial withdrawal that will reduce the Guarantee Period below the minimum shown in the Policy or reduce the Face Amount below the amount We would then allow.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR POLICY

CANCELLING YOUR POLICY
 You may cancel Your Policy within the Free Look Period and We will refund any premiums paid without interest. Generally under a Genesis I Policy, this pe-riod ends 10 days from the date You receive the Policy. For purposes of ad-ministering Our allocation rules, We deem this period as ending 15 days after a Policy is mailed from Our Customer Service Center. Some states may require a longer Free Look Period.

 Under a Genesis Flex Policy, the Free Look Period generally ends on the lat-est of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right.

 If You cancel the Policy, We will require that You wait six months before ap-plying to Us again.

EXCHANGING YOUR POLICY
 During the first 24 months after the Issue Date, You may convert the Policy so that Your benefits do not vary based on the Net Rate of Return. In effect, We make this option available to You by permitting You to reallocate all of the Policy's Investment Value to Our general account. At the time of such election, there will be no effect on the Policy's Face Amount, Net Amount at Risk, underwriting class(es), or Issue Age(s). We will not ask for evidence of insurability.

 This right of conversion will also be offered at any time there is a change in the Investment adviser of any portfolio or if there is a material change in the Investment Objectives or restrictions of any portfolio in which the divisions invest. We will notify You if there is any such change. You will be able to convert Your Policy within 60 days after Our notice or the effective date of the change, whichever is later.

 INSURANCE BENEFITS

DEATH BENEFIT PROCEEDS
We will pay the death benefit proceeds to the beneficiary when We receive due proof of the death (such as an official death certificate) of the Insured un-der a single life policy, or both Insureds under a survivorship policy, and all other requirements.

Death benefit proceeds are determined on the date of death of the Insured(s) as follows:

(1) We determine the death benefit.

(2) We subtract from (1) any Debt.

(3) If the Insured(s) dies during a grace period We subtract from (2) the sum of any overdue charges and any charges incurred to the date of death. See When Your Guarantee Period Ends Before the Maturity Date, Grace Period.

OPTION I DEATH BENEFIT
 If the Option I Death Benefit is in effect on the date of death, the death benefit is the greater of:

 (1) the Face Amount as of the prior Processing Date; and

 (2) the Variable Insurance Amount as of the date of death.

 If at the time the death benefit proceeds become payable, an additional pre-mium payment has been accepted and/or a partial withdrawal has been made since the last Processing Date, the death benefit used to determine proceeds payable will be calculated as the greater of:

 (1) the Face Amount calculated as of the prior Processing Date plus any addi-tional premium payments, less any partial withdrawals; and

 (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT
 If the Option II Death Benefit is in effect on the date of death, the death benefit is the greater of:

 (1) the Face Amount as of the prior Processing Date plus the Option II Death Benefit Adjustment as of the date of death (see below); and

 (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT ADJUSTMENT
 The Option II Death Benefit Adjustment is calculated as the greater of (i) the Option II Guaranteed Death Benefit and (ii) the Investment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT
 On the Issue Date the Option II Guaranteed Death Benefit is equal to the pre-miums paid. On subsequent Valuation Dates during the Guarantee Period, the Option II Guaranteed Death Benefit is calculated as follows:

 (1) We take the Option II Guaranteed Death Benefit from the prior Valuation
     Date;

 (2) We calculate interest at the Option II Guaranteed Death Benefit Interest Rate (as defined below);

 (3) We add (1) and (2);

 (4) We add to (3) any premiums paid during the current Valuation Period; and

 (5) We subtract from (4) any partial withdrawals taken during the current Valuation Period.

 However, in no event will the Option II Guaranteed Death Benefit be greater than two times the sum of each premium paid less any partial withdrawals as-sociated with each premium paid. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

 The Option II Guaranteed Death Benefit Interest Rate is equal to 7%; however,
 (i) for the Liquid Asset Division it is equal to the net rate of return dur-ing the current Valuation Period, if less than an annualized rate of 7%; (ii) for the Fixed Account it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%; and (iii) for amounts transferred to the general account as collateral for any policy loans it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%.

PAYMENT OF DEATH BENEFITS PROCEEDS
 The beneficiary should contact Our Customer Service Center for instructions. We usually pay the proceeds within seven days after We receive due proof of the death of the applicable Insured(s) and all other requirements. We may de-lay payment of all or part of the death benefit proceeds under certain cir-cumstances. See Other Important Information, Other General Policy Provisions, Payments We May Defer. Interest will be paid on death benefit proceeds at an annual rate of at least 3.5% from the date of death of the applicable Insured(s) to the date of payment. Interest will never be less than required by applicable law.

VARIABLE INSURANCE AMOUNT
The Variable Insurance Amount will vary daily based on the Investment Results, premium payments made and partial withdrawals taken and will be determined as follows:

(1) We determine the Investment Value;

(2) We add any Debt;

(3) We multiply by the Net Single Premium Factor.

It will never be less than the amount required by applicable law to keep the Policy qualified as life insurance.

NET SINGLE PREMIUM FACTOR
The Net Single Premium Factor is based on the Attained Age, sex and underwrit-ing class of the Insured(s). It decreases as an Insured's age increases. As a result, the Variable Insurance Amount will decrease in relationship to the Policy's Investment Value as the Insured's age increases. Also, Net Single Premium Factors may be higher for a woman than for a man of the same age. A table of Minimum Net Single Premium Factors is included in the Policy.

           TABLES OF ILLUSTRATIVE MINIMUM NET SINGLE PREMIUM FACTORS

                          SINGLE LIFE, MALE, AGE 35,
                                  NON-SMOKER

     POLICY     NSP
      YEAR    FACTOR
     ------   -------
        1     4.28987
        5     3.74881
       10     3.17597
       15     2.70250
       20     2.31286
       25     1.99777
       30     1.74514
       35     1.54717
       40     1.39370
       45     1.28082
       50     1.19623
       55     1.13703
       60     1.08538
       65     1.02207

                    SURVIVORSHIP, MALE AND FEMALE, AGE 35,
                                  NON-SMOKERS

     POLICY     NSP
      YEAR    FACTOR
     ------   -------
        1     6.43408
        5     5.50113
       10     4.52680
       15     3.73086
       20     3.08264
       25     2.55812
       30     2.13693
       35     1.80584
       40     1.55097
       45     1.36578
       50     1.23618
       55     1.15170
       60     1.08806
       65     1.02207

CHANGES IN FACE AMOUNT
After the first Policy Anniversary, You may request a change in the Face Amount under Your Policy.

The request for any change must be in written form satisfactory to Us.

INCREASING THE FACE AMOUNT
 To increase the Face Amount, a supplemental application or enrollment form must be submitted. Any increase will be subject to evidence of insurability satisfactory to Us. Such increase must at least equal the minimum increase We then allow. The increase will take effect on the Processing Date on or next following the date We approve such increase.

DECREASING THE FACE AMOUNT
 Any decrease in Face Amount will take effect on the Processing Date on or next following the date We approve the written request for the decrease. Such decrease must at least equal the minimum decrease We then allow. If there have been any prior increases in Face Amount, the decrease will first be ap-plied against the prior increases in the reverse order of their effective dates. Decreases in Face Amount will be subject to Our rules at the time of request.

 Decreases in the Face Amount could result in the Policy becoming a "modified endowment contract." See Federal Income Tax Considerations, Modified Endow-ment Contracts.

WHEN A CHANGE IN FACE AMOUNT IS MADE
 The Tabular Value will be used to calculate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guaran-tee Period to life will be applied as a net single premium for life to in-crease the Face Amount.

GUARANTEE PERIOD
The death benefit under your Policy is subject to a guaranteed minimum amount for a guaranteed minimum period of time regardless of Investment Results. The guaranteed minimum amount is your Policy's Face Amount and the Policy's Guar-antee Period is the minimum period of time We guarantee that your Policy will remain in force regardless of its Investment Results. However, if there is Debt, and your Cash Surrender Value is negative, We will terminate your Policy before the end of the Guarantee Period unless sufficient payment is made. See Your Policy's Benefits, Policy Loans.

Your Guarantee Period at issue depends upon your initial premium payment and Face Amount. Thereafter, the Guarantee Period may change if (1) you take a partial withdrawal, (2) you pay a planned or unplanned premium, or (3) you change the Face Amount of your Policy. For Genesis Flex, each planned premium extends the Guarantee Period, and if all planned premiums are paid as planned and the Insured(s) are in a standard or better underwriting class, the Guaran-tee Period will last until the Maturity Date of your Policy. For Genesis I, if you elect the minimum face amount we allow for a given single premium and the Insured(s) are in a standard or better underwriting class, the Guarantee Pe-riod will last until the Maturity Date of your Policy; however, if you elect a face amount greater than such minimum, your Guarantee Period will end before the Maturity Date.

The Guarantee Period will be calculated using (1) rates no greater than the guaranteed maximum cost of insurance rates shown in the Policy and (2) a 4.0% interest assumption. For a given premium payment and Face Amount, the Guaran-tee Period will differ depending on the age, sex and underwriting class of the Insured(s). For example under a single life policy, for the same premium and Face Amount, an older Insured will have a shorter Guarantee Period than a younger Insured of the same sex and in the same underwriting class.

CHANGING THE DEATH BENEFIT OPTION (Genesis I Only)
After the first Policy Anniversary, while the Insured(s) is living and the Policy is in effect, You may change the death benefit option. However, changes may be made no more frequently than once every three Policy Years. We must re-ceive written notice of any change in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next fol-lowing the date We approve the change. When the change is from the Option II Death Benefit to the Option I Death Benefit, We will increase the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. If the change is from the Option I Death Benefit to the Option II Death Benefit, We will decrease the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. These increases and decreases in Face Amount are made so that the death benefit remains the same on the date of the change. Changes in death benefit options are subject to Our rules at the time of the change.

LIFETIME GUARANTEE OPTION
 Subject to Our rules, you may be available for a lifetime guarantee Option if the Guarantee Period under Your Policy ends before the Maturity Date, You may request a change to Your Policy such that the Guarantee Period will end on the Maturity Date. The request must be in a written form satisfactory to Us. On the date We receive Your request, if the Option II Death Benefit is in effect under Your Policy, We will first change the death benefit option to the Option I Death Benefit and then change the Face Amount such that the Guarantee Period will end on the Maturity Date. If the Option I Death Benefit is already in effect under Your Policy, We will change the cur-rent Face Amount such that the Guarantee Period will end on the Maturity Date. See Insurance Benefits, Guarantee Period.

GENERAL
 When a change in Face Amount is made, the Tabular Value will be used to cal-culate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guarantee Period to the Maturity Date, will be applied as a net single premium to the Maturity Date to increase the Face Amount. See Facts About the Policy, Tabular Value.

WHEN YOUR GUARANTEE PERIOD ENDS BEFORE THE MATURITY DATE
After the end of the Guarantee Period and a grace period, We may cancel Your Policy if the Cash Surrender Value on a Processing Date will not cover the charges due. See Charges and Deductions.

GRACE PERIOD
 We will notify You before cancelling Your Policy. You will have 61 days (the "grace period") from the date We mail the notice to You, to pay Us the charges due on the Processing Date when Your Cash Surrender Value becomes in-sufficient. (In certain states the amount of the required payment may differ and the amount will be shown on the notice We mail to You). We will not can-cel Your Policy until the end of this grace period. Any excess of the payment above the overdue charges will be treated as an additional premium payment. See Making Additional Premium Payments.

REINSTATING YOUR POLICY
 If We cancel Your Policy, You may reinstate it while the Insured (both of the Insureds for survivorship policies) is still living provided that:

 (1) You request the reinstatement within three years after the end of the grace period;

 (2) We receive satisfactory evidence of insurability; and

 (3) You pay Us at least the reinstatement cost, which is the minimum payment for which We would then issue the Policy based on the Attained Age and underwriting class of the Insured(s) as of the effective date of the re-instatement.

   Your reinstated Policy will be effective on the Processing Date on or next following the date We approve Your reinstatement application.

POLICY GUARANTEES
Although Your Policy Values depend on the Investment Results and the amount of Cash Surrender Value in Account A is not guaranteed, the Policy does provide the following guarantees.

GUARANTEE PERIOD
 We guarantee that the Policy will stay in force during the Guarantee Period. We will not cancel the Policy during the Guarantee Period unless there is Debt and the Cash Surrender Value is negative. See Your Policy's Benefits, Policy Loans. We will hold a reserve in Our general account to support this guarantee.

MORTALITY COST
 Each Policy guarantees maximum mortality rates of 100% of the 1980 CSO Mor-tality Tables adopted by the National Association of Insurance Commissioners. Policies issued in one of the special classes will have guaranteed maximum mortality rates based on multiples of the 1980 CSO Mortality Tables that are appropriate for the risks involved. We may use current tables that are less but never greater than these rates.

 We limit the mortality cost if Investment results are unfavorable. See Charges and Deductions, Mortality Charges. In effect, during the Guarantee Period You will not be charged for mortality costs that are greater than those for a comparable fixed policy based on 4.0% interest and the same guar-anteed mortality rates.

 CHOOSING AN INCOME PLAN

We offer several income plans to provide for payment of the Death Benefit pro-ceeds to the beneficiary. You may choose one or more income plans at any time while the Policy is in force. If no plan has been chosen when the death bene-fit is payable, the beneficiary has one year to apply the death benefit pro-ceeds to one or more of the plans. You may also choose one or more income plans on surrender of the Policy.

Plans 1, 2 and 3 are supported by Our general account assets and do not vary to reflect investment experience of the Account. Plan 4 may be supported by a separate account in which case it will vary with investment experience.

Our approval is needed for any plan where:

 (1) the person named to receive payment is other than the owner or beneficia-ry; or

 (2) the person named is not a natural person, such as a corporation; or

 (3) any income payment would be less than $500.

 The income plans are:

PLAN 1: INCOME FOR A FIXED PERIOD
 Payments are made in equal installments for a fixed number of years.

PLAN 2: INCOME FOR LIFE
 Payments are made to the person named in equal monthly installments and guar-anteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until pay-ments equal the amount applied.

PLAN 3: JOINT LIFE INCOME
 Payments are made in monthly installments as long as at least one of two named persons is living. Payments end completely when both named persons die.

PLAN 4: ANNUITY PLAN
 An amount can be used to purchase any single premium annuity We offer. We will issue a written agreement putting the plan into effect.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, We will pay any amounts still due as provided by the plan agreement. The amounts still due are determined as follows:

(1) For plans 1, 2, or any remaining guaranteed payments, payments will be continued. Under plans 1 and 2, the discounted Values of the remaining guaranteed payments may be paid in a single sum. This means We deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The annual discount interest rate is 3.0% for plan 1 and 3.50% for plan 2. We will, however, base the discount in-terest rate on the interest rate used to calculate the payments for plans 1 and 2 if such payments were not based on the tables in the Policy.

(2) For plan 3, no amounts are payable after both named persons have died.

(3) For plan 4, the annuity agreement will state the amount due, if any.

 OTHER IMPORTANT INFORMATION

OTHER GENERAL POLICY PROVISIONS

OWNERSHIP
 The Policyowner is usually the Insured, unless another owner has been named in the application or enrollment form. The Policyowner has all rights and op-tions described in the Policy.

 If You, the Policyowner, are not the Insured, You may want to name a contin-gent owner. If You die before the Insured, the contingent owner will own the Policy and have all Your rights. If You do not name a contingent owner, Your estate will own the Policy at Your Death.

CHANGING THE OWNER
 During Your lifetime, You have the right to transfer ownership of the Policy. The new owner will have all rights and options described in the Policy. The Change will be effective as of the day the notice is signed, but will not af-fect any payment made or action taken by Us before receipt of the change at Our Customer Service Center. See Federal Income Tax Considerations, Change of Ownership or Assignment.

NAMING BENEFICIARIES
 On the death of the Insured (single life), or the last surviving Insured (survivorship), We will pay the beneficiary the death benefit proceeds. If the beneficiary has died, We pay the contingent beneficiary. If no contingent beneficiary is living, We pay the estate of the Insured under a single life policy, or the last surviving Insured under a survivorship policy.

 You may name more than one person as beneficiaries or contingent beneficia-ries. We will pay them in equal shares unless You give other instructions.

 You have the right to change beneficiaries unless the beneficiary designation has been made irrevocable. If the designation is irrevocable, the beneficiary must consent when You exercise certain rights and options under the Policy. Any change in beneficiary will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Us before re-ceipt of the change at Our Customer Service Center.

INCONTESTABILITY
 We rely on statements made in the application or enrollment form. Legally, they are considered rep-resentations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the initial application or enrollment form. We can also contest the validity of any change in face amount requested by You if any material misstatements are made in any application required for that change. We can also contest any amount of death benefit which would not be payable except for the fact that an additional premium which requires evi-dence of insurability was paid if any material misstatements are made in any application required with the additional premium.

 We will not contest the validity of a Policy after it has been in effect dur-ing the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of issue. We can also contest any change in face amount requested by the Policyowner after the change has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment. Nor will We contest any amount of death benefit attributable to an additional payment after such death benefit has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment.

 For survivorship policies, after the second Policy Anniversary We will send You by certified mail, a request for notification of the death of either In-sured. If the death of either Insured has occurred and You fail to reply to such request and provide proof of death of either Insured, if applicable, We may contest the validity of coverage under the Policy.

 If their Policy is reinstated, this provision will be measured from the ef-fective date of the reinstated Policy.

POLICY VALUES REPORTS
 After the end of each calendar quarter You will receive a statement of the allocation of Your Investment Value, death benefit, Cash Surrender Value, any Debt and Your current Face Amount and Guarantee Period. All figures will be as of the last day of the prior calendar quarter. It will also include any other information that may be currently required by the state insurance de-partment of the jurisdiction in which the Policy is delivered.

 You will also receive annual reports containing a financial statement for Ac-count A and any shareholder reports of the Trusts, as well as any other re-ports, notices or documents required by law to be furnished to You.

POLICY CHANGES -- APPLICABLE TAX LAW
 For You to receive the tax treatment accorded to life insurance under Federal law, Your Policy must qualify initially and continue to qualify as life in-surance under the Internal Revenue Code or successor law. Therefore, to as-sure this qualification, We have reserved the right to defer acceptance of or to return any additional payments that would cause the Policy to fail to qualify as life insurance under applicable tax law. Further, We reserve the right to make changes in the Policy or its optional benefit riders or to make distributions from the Policy to the extent We find it necessary to continue to qualify Your Policy as life insurance. Any such changes will apply uni-formly to all Policies that are affected and You will be given advance writ-ten notice of such changes. See Federal Income Tax Considerations.

IN CASE OF ERRORS ON THE APPLICATION
 If an Insured's age or sex has been misstated on the application or enroll-ment form, the death benefit shall be that which would be purchased by the mortality cost determined for the current Processing Period based on the cor-rect age and sex. In addition, the benefit provided by any optional benefit rider shall be the amount purchased by the rider deduction for the current Processing Period based on the correct age and sex.

SENDING NOTICE TO US
 Any written notices or requests should be sent to Our Customer Service Cen-ter. The address is shown on the Cover Page. Please include Your name, policy number and if You are not an Insured, the name(s) of the Insured(s).

SUICIDE
 For single life policies, if an Insured commits suicide within two years from the Policy's Issue Date or an increase in the Policy's face amount, We will pay only a limited death benefit. The benefit will be equal to the premium payments made or, in the case of an increase in face amount, the death bene-fit that would otherwise have been payable had no increase in face amount been made. If an Insured commits suicide within two years of any date We re-ceive and accept an additional payment, any amount of death benefit which would not be payable except for the fact that the additional payment was made will be limited to the amount of the additional payment.

 For survivorship policies, if either Insured commits suicide within two years from the Policy's Is-sue Date, upon notification We will issue coverage to the last surviving In-sured on a single life basis as of the Issue Date. If there is no surviving Insured, the beath benefit will be limited to the amount of the premium pay-ments made.

 If the last surviving Insured commits suicide within two years of the effec-tive date of any increase in face amount requested by the Policyowners, we will terminate the coverage attributable to such increase in face amount and pay only a limited benefit. The limited benefit will be the amount of mortal-ity cost deductions made for such increase.

 If the last surviving Insured commits suicide within two years of any date We receive and accept an additional premium which requires evidence of insur-ability, any amount of death benefit which would not be payable except for the fact that the additional premium was made will be limited to the amount of the additional premium.

 The death benefit We will pay will be reduced by any Debt and by any partial withdrawals taken.

PAYMENTS WE MAY DEFER
 We will pay death benefit proceeds, Cash Surrender Values and loans within seven days after Our Customer Service Center receives all the information needed to process the payment.

 We may, however, delay payment if We contest the Policy. We may also delay payment of amounts derived from the divisions of Account A if it is not prac-tical for Us to value or dispose of shares of Account A because:

 (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; or

 (2) trading is restricted; or

 (3) an emergency exists according to SEC rules; or

 (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

 We may also delay payment if an SEC order or pronouncement allows Us to in order to protect Our Policyowners.

 We may defer payment of any Cash Surrender Value or loan amount (except a loan to pay a premium to Us) from the Fixed Account for up to six months af-ter We receive Your request.

ESTABLISHING SURVIVORSHIP -- SURVIVORSHIP POLICIES ONLY
 If We are unable to determine which of the Insureds was the last survivor on the basis of the proofs of death provided to Us, We shall consider the In-sured (not the Joint Insured) to be the last surviving Insured.

CLAIMS OF CREDITORS
 The proceeds of the Policy will be free from creditors' claims to the extent allowed by law.

ASSIGNING THE POLICY AS COLLATERAL
 You may assign the Policy as collateral security for a loan or other obliga-tion. This does not change the ownership. However, Your rights and any beneficiary's rights are subject to the terms of the assignment. See Federal Income Tax Considerations, Change of Ownership or Assignment.

 You must give Us satisfactory written notice at Our Customer Service Center in order to make or release an assignment. We are not responsible for the va-lidity of any assignment.

NON-PARTICIPATING
 The Policies do not participate in the divisible surplus of Golden American.

AUTHORITY TO MAKE AGREEMENTS
 All agreements made by Us must be signed by Our president or a vice president and by Our secretary or an assistant secretary. No other person, including an insurance agent or broker, can:

 (1) change any of the Policy's terms; or

 (2) make any agreements binding on Us.

CHANGES IN EXPENSE CHARGES AND INSURANCE BASED CHARGES
 Changes in expense charges or insurance based charges will be by class and based upon changes in future expectations for such elements as mortality, persistency, expenses and taxes. Any change in policy cost factors will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Pol-icy is delivered.

YOUR VOTING PRIVILEGES
You have the right to instruct Us as to how to vote at shareholder meetings of the GCG Trust and ESS Trust on the ratification of the selection of indepen-dent auditors and such other matters as the 1940 Act requires.

We will vote the shares of each Trust owned by Account A according to Your in-structions. However, if the Investment Company Act of 1940 or any related reg-ulations should change, or if interpretations of it or related regulations should change and We decide that We are permitted to vote the shares of the Trusts in Our own right, We may decide to do so.

We determine the number of shares that You have in a division of Account A by dividing a Policy's Investment Value in that division by the net asset value of one share of the Series in which a division invests. You may cast one vote per share. Fractional votes will be counted. We will determine the number of shares You can instruct Us to vote 90 days or less before each Trust's meet-ing. We will ask You for voting instructions by mail at least 14 days before the meeting.

If We do not get Your instructions in time, We will vote the shares in the same proportion as the instructions received from all Policies in that divi-sion. We will also vote shares We hold in Account A which are not attributable to Policyowners in the same proportion.

Under certain circumstances, We may be required by state regulatory authori-ties to disregard voting instructions. This may happen if following the in-structions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advi-sory contract.

We may also disregard instructions to vote for changes initiated by an owner in the investment policy or the portfolio manager if We disapprove the pro-posed changed. We would disapprove a proposed change only if it was:

(1) contrary to state law:

(2) prohibited by state regulatory authorities; or

(3) decided by Us that the change would result in overly speculative or un-sound investments. If We disregard voting instructions, We will include a summary of Our actions in the semiannual report.

SALES AND OTHER AGREEMENTS

DSI is principal underwriter and distributor of the Policies, as well as for other policies issued through Account A and other separate accounts of Golden American. DSI is a wholly owned subsidiary of Equitable of Iowa. DSI is regis-tered with the SEC as a broker-dealer and is a member of the National Associa-tion of Securities Dealers, Inc. ("NASD"). We pay DSI for acting as principal underwriter under a distribution agreement. The amount We paid under this agreement for all of the policies issued through the Account came to approxi-mately $286,000 for 1994, $370,000 for 1995, and $135,000 for 1996.

DSI will enter into sales agreements with other broker-dealers to sell the Policies. These agreements provide for payment of commissions of up to 7% of premiums for the Genesis I Policy. Currently, for the Genesis Flex Policy, the first year commission will be greater but in no event more than 37 1/2% of premiums with 4.5% commission on renewal premiums. The agreements also provide that applications for Policies may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and vari-able annuities. The offering of the Policies will be continuous.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce the deferred load-ing, the per policy charge, the annual administrative charge and the minimum initial premium and the minimum additional premium requirements. We also may offer planned premium payment periods of other than ten years and limit the Guarantee Period to a specified number of years. Group arrangements include those in which a trustee or an employer, for example, purchases policies cov-ering each individual in a group on a group basis. Sponsored arrangements in-clude those in which an employer allows Us to sell policies to its employees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our require-ments for size and number of years in existence. Group or sponsored arrange-ments that have been set up solely to buy policies or that have been in exist-ence less than six months will not qualify for reduced charges.

We will make any reductions according to Our rules in effect when an applica-tion or enrollment form for a policy or additional premium is approved. We may change these rules from time to time. However, any reductions will reflect differences in costs or services and will not discriminate unfairly against any person.

STATE REGULATION
We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines Our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where We do busi-ness. The variable life insurance policies offered by this prospectus have been filed with the Insurance Department of the State of Delaware and in other jurisdictions.

We are required to submit annual statements of Our operations, including fi-nancial statements, to the insurance departments of the various jurisdictions in which We do business to determine solvency and compliance with local insur-ance laws and regulations.

REGISTRATION STATEMENT
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information in the registration statement. We have omitted certain portions according to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

LEGAL CONSIDERATIONS FOR EMPLOYERS
In 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensa-tion plan could not, under Title VII of the Civil Rights Act of 1964, vary be-tween men and women. In that case, the Court applied its decision only to ben-efits derived from contributions made on or after August 1, 1983. However, a more recent decision of the United States Court of Appeals for the Second Cir-cuit, Spirt V. TIAA-CREF, suggests that in other circumstances the prohibition of sex-distinct Benefits may apply to contributions made before that date.

The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policies pay different benefits to men and women of the same age. Employers and employee organiza-tions should check with their legal advisers before purchasing the Policy.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for Policies issued on the lives of their residents. Therefore, Policies offered by this prospectus to insure residents of these states will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

LEGAL PROCEEDINGS
Golden American, as an insurance company is ordinarily involved in litigation. We do not believe that any current litigation is material and We do not expect to incur significant losses from such actions.

LEGAL MATTERS
The legal validity of the Policies described in this prospectus has been passed on by Myles R. Tashman, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland, Asbill & Brennan, L.L.P. of Washing-ton, D.C. has provided advice on certain matters relating to Federal securi-ties laws.

EXPERTS
The financial statements of Golden American Life Insurance Company and Sepa-rate Account A appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Stephen J. Preston, F.S.A., MAAA, as stated in his opinion filed as an exhibit to the registration statement.

REINSURANCE
Golden American reinsures all or a portion of the mortality risks under the Policies with one or more appropriately licensed insurance companies.

ADDITIONAL INFORMATION
Additional information may be obtained from Our Customer Service Center, the address and telephone number of which are on the cover of this prospectus.

 MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

                               POSITIONS(S) WITH THE
       NAME (AGE)                     COMPANY
-------------------------      ---------------------
Terry L. Kendall (50)          President and Chief
                                Executive Officer
Fred S. Hubbell (46)           Chairman
Lawrence V. Durland, Jr. (50)  Director
Paul E. Larson (44)            Director, Executive
                                Vice President, CFO
                                and Assistant
                                Secretary
Thomas L. May (48)             Director
John A. Merriman (54)          Director and
                                Assistant Secretary
Beth B. Neppl (38)             Director and Vice
                                President
Paul R. Schlaack (50)          Director
Jerome L. Sychowski (55)       Director, Senior
                                Vice President and
                                Chief Information
                                Officer
Barnett Chernow (47)           Executive Vice
                                President
Dennis D. Hargens (54)         Treasurer
David L. Jacobson (47)         Senior Vice
                                President and
                                Assistant Secretary
Stephen J. Preston (39)        Senior Vice
                                President and Chief
                                Actuary
Myles R. Tashman (54)          Executive Vice
                                President, General
                                Counsel and
                                Secretary
David A. Terwilliger (39)      Vice President,
                                Controller,
                                Assistant Secretary
                                and Assistant
                                Treasurer
Edward C. Wilson (56)          Executive Vice
                                President

The directors and principal officers of Golden American, together with their principal occupations during the past five years, are as follows:

Mr. Terry L. Kendall became Director, President and Chief Executive Officer of Golden American in September, 1993. From September 1993 through September 1996, he also served as Chairman of Golden American. Since June, 1996, he has also served as President, Chief Executive Officer and Chairman of First Golden American Life Insurance Company of New York, Golden American's New York sub-sidiary. From 1982 through June 1993, he was President and Chief Executive Of-ficer of United Pacific Life Insurance Company.

Mr. Fred S. Hubbell became Chairman, President and Chief Executive Officer of Equitable of Iowa in 1991. He also has served as Chairman and President of Eq-uitable Life Insurance Company of Iowa since 1987. He was elected to serve as a director of Golden American in August 1996 and as Chairman of the Board in September 1996. He serves in a similar capacity for most Equitable of Iowa af-filiate companies.

Mr. Lawrence V. Durland, Jr. joined Equitable of Iowa in 1986 as a Senior Vice President. He was elected to serve as a director of Golden American in August 1996.

Mr. Paul E. Larson joined Equitable of Iowa in 1977 and is currently an Execu-tive Vice President, Treasurer and Chief Financial Officer (CFO). He was elected to serve as a director of Golden American in August 1996. He was elected to serve as Executive Vice President, CFO, and Assistant Secretary of Golden American in December 1996.

Mr. Thomas L. May joined Equitable Life Insurance Company of Iowa in 1990 and is currently Senior Vice President. He was elected to serve as a director of Golden American in August 1996.

Mr. John A. Merriman joined Equitable of Iowa in 1987 and is currently Secre-tary and General Counsel. He was elected to serve as a director of Golden American in August 1996.

Ms. Beth B. Neppl joined Equitable of Iowa in 1987 and is currently a Vice President. She was elected to serve as a director of Golden American in August 1996.

Mr. Paul R. Schlaack joined Equitable Investment Services, Inc. in 1984 and is currently President and Chief Executive Officer. He was elected to serve as a director of Golden American in August 1996.

Mr. Jerome L. Sychowski joined Equitable of Iowa in 1996 as Senior Vice Presi-dent and Chief Information Officer. He was elected to serve as a director of Golden American in December 1996.

Mr. Barnett Chernow joined Golden American in October 1993 as Executive Vice President. From 1977 through 1993, he held various positions with Reliance In-surance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.

Mr. Dennis D. Hargens was elected Treasurer of Golden American in December 1996. He joined Equitable Life Insurance Company of Iowa in 1961 and is cur-rently Treasurer and was elected Treasurer of USG Annuity & Life Company in 1996.

Mr. David L. Jacobson joined Golden American in November 1993 as Senior Vice President and Assistant Secretary. From April 1974 through November 1993, he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

Mr. Stephen J. Preston joined Golden American in December 1993 as Senior Vice President, Chief Actuary and Controller. He currently serves as Senior

Vice President and Chief Actuary. From September 1993 through November 1993, he was Senior Vice President and Actuary for Mutual of America Insurance Com-pany. From July 1987 through August 1993, he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.

Mr. Myles R. Tashman joined Golden American in August 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secre-tary effective January 1, 1996. From 1986 through 1993 he was Senior Vice President and General Counsel of United Pacific Life Insurance Company.

Mr. David A. Terwilliger was elected Vice President, Controller, Assistant Secretary and Assistant Treasurer of Golden American in December 1996. He joined Equitable Life Insurance Company of Iowa in 1979 and presently serves as Vice President and Controller of Equitable of Iowa and several of its affiliates.

Mr. Edward C. Wilson joined Golden American in December, 1995 as Executive Vice President. In December 1996, he became President of DSI. From August, 1994 to December, 1995 he was Senior Managing Director at Van Eck Global In-vestors. From July, 1990 to August, 1994 he was Vice President and National Sales Manager at Keyport Life Insurance Company.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION
The ultimate effect of Federal income taxes on the benefits of a policy and to the owner or beneficiary depends on Golden American's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and focuses primarily on the Federal income tax. It is not intended to be an exhaustive discussion of all tax questions that might arise under the policies and should not be taken as tax advice. No attempt is made to interpret estate and inheritance taxes, or any state, municipal or other tax laws. Moreover, no representation is made as to the likelihood of continu-ation of current interpretations by the Internal Revenue Service. We reserve the right to make changes in the Policies to assure that they will continue to qualify as life insurance. For complete information on tax considerations, a qualified tax advisor should be consulted.

Golden American makes no guarantee regarding the tax consequences of any poli-cy. However, subject to the discussion below, Golden American does believe that the policy qualifies as life insurance for Federal income tax purposes.

GOLDEN AMERICAN -- TAX STATUS
We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Account A is not a separate en-tity from Golden American and its operations form a part of Golden American. However, the assets in the Account are segregated from all of Golden Ameri-can's other assets and may not be charged with liabilities which arise from any other business Golden American conducts.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into consideration in determining Investment Values. Un-der existing Federal income tax law, the investment income of the Account, in-cluding realized net capital gains, is not taxed to Golden American.

Under the current provisions of the Code, Golden American does not expect to incur Federal income taxes on earnings in the Account to the extent the earn-ings are credited under the Policies. Accordingly, no charge is expected to be made to the Account for Federal income taxes. Periodically, We will review the appropriateness of a charge to the Account for Our Federal income taxes. A charge may be made for any Federal income taxes incurred by Golden American that are attributable to the Account. We reserve the right to make a deduction for taxes should they be imposed in the future.

Under current laws, Golden American may incur state and local taxes (in addi-tion to premium taxes) in several states. At present, these taxes are not sig-nificant. If there is a material change in applicable state or local tax laws, We reserve the right to charge the Account for such taxes, if any, attribut-able to the Account.

DEFERRED ACQUISITION COSTS
As a result of the Omnibus Budget Reconciliation Act of 1990, insurance compa-nies are required to capitalize and amortize specified policy acquisition ex-penses over a ten year period (a five year amortization is permitted for a specifically defined small amount of specified policy acquisition expenses). Prior to this change, insurance companies were permitted to deduct policy ac-quisition costs in the year in which they were incurred. This revised treat-ment of deferred acquisition costs results in significantly higher corporate income tax liability for the insurance company in early policy years.

To compensate for this change, Golden American may deduct a charge based on each premium received to conform with changes in the amount payable by Us un-der applicable Federal income tax law as of the date(s) of such premium pay-ments. We believe this charge will be reasonable in relation to Our increased tax liability resulting from the capitalization and amortization of policy ac-quisition costs.

DEATH BENEFITS
The Death Benefit paid under a policy (whether or not a "modified endowment contract," see Modified Endowment Contracts) will receive the same tax treat-ment as a Death Benefit paid under fixed benefit life insurance provided that the policy meets the statutory definition of a life insurance contract under Code Section 7702. We believe that the Policy does meet that definition, sub-ject to the discussion below. Thus, the death benefit proceeds under the Pol-icy should be excludable from the gross income of the beneficiary under Sec-tion 101(a)(1) of the Code and the owner should not be deemed to be in con-structive receipt of the Cash Surrender Values, including increments thereon.

SURVIVORSHIP POLICIES AND POLICIES ISSUED TO INDIVIDUALS WITH SUBSTANDARD MORTALITY RISKS
Regulations have been proposed under Code Section 7702 regarding mortality charges which may be taken into account under life insurance policies. Cur-rently, these proposed regulations deny certain safe harbors to survivorship policies and policies issued on the lives of insureds who constitute substan-dard mortality risks. When the regulations are finalized, it is anticipated that these situations will be addressed, but the requirements that ultimately will be imposed are uncertain. It is possible that when these regulations are finalized, death benefits or premiums may need to be adjusted and higher cost of insurance charges may need to be imposed in order for the Policy to con-tinue to qualify as life insurance for Federal income tax purposes. Thus, it is possible that the amount of the Policy's Cash Surrender Value and other benefits may be affected. So that the Policy will continue to qualify as life insurance for Federal income tax purposes, Golden American reserves with the right to modify the Policy as necessary to comply with these regulations as finalized.

SURRENDER
Upon full surrender of a policy for its cash surrender value, the owner may recognize ordinary income for Federal income tax purposes. Ordinary income would be the amount by which the cash surrender value plus any debt exceeds the premiums paid but not previously recovered without taxation. If the policy is a "modified endowment contract," any income received upon surrender may be subject to an additional 10% tax. See Modified Endowment Contracts, Penalty Tax.

PARTIAL WITHDRAWALS
Partial withdrawals may be taxable depending on the circumstances. If the pol-icy is a "modified endowment contract," partial withdrawals are fully taxable to the extent of income in the policy and are possibly subject to an addi-tional 10% tax. See Modified Endowment Contracts, Penalty Tax and Distribu-tions Affected.

If the policy is not a "modified endowment contract," partial withdrawals may still be taxable, as follows. The amount withdrawn is taxable to the extent it exceeds the total amount of premiums paid but not previously recovered. Also Code Section 7702(f)(7) provides that if a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distri-bution associated with that reduction, the owner may be taxed on all or part of the amount distributed. A reduction in death benefits may result from a partial withdrawal. You should consult with Your tax advisor in advance of a proposed decrease in benefits for the effect a partial withdrawal might have under Code Section 7702(f)(7) and under the rules affecting "modified endow-ment contracts." See Modified Endowment Contracts, Reduction in Benefits.

We believe that the tax consequences of partial withdrawals under a policy that was received in a Code Section 1035 exchange for a policy issued before June 21, 1988, so long as no additional premiums are paid, should be the same as those for a policy which is not a "modified endowment contract," but that the 15 year period referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy is-suance. See Code Section 1035 Exchanges.

LOANS
Golden American believes that any loan received under the Policy will be treated as indebtedness of the owner. If a policy is a "modified endowment contract," loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See Modified Endowment Con-tracts, Penalty Tax and Distributions Affected. If the Policy is not a "modi-fied endowment contract," Golden American believes that no part of any loan under a policy will constitute income to the owner while the policy is in effect. However, with respect to Preferred Loans it is possible that the Internal Revenue Service could find the Policyowner as being in receipt of certain amounts of income.

The deductibility by the owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. Any owner intending to fund premium payments through borrowing should consult a tax advisor with re-spect to the tax consequences thereof.

Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, are no longer tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes.

If the policy is owned by a business or corporation, the Code imposes addi-tional restrictions. The Code also limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

We believe that the tax consequences of loans under a policy that was received in a Code Section 1035 exchange for a policy issued before June 21, 1988, as long as no additional premiums are paid, should be the same as those for a policy which is not a "modified endowment contract," but that the 15 year pe-riod referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy issuance. See Code
Section 1035 Exchanges.

CHANGE OF OWNERSHIP OR ASSIGNMENT
A change of ownership or assignment of coverage may have tax consequences de-pending on the circumstances. No such change or assignment will be effective without the prior consent of Golden American. We recommend that You seek the advice of a qualified tax consultant prior to making any such changes or as-signment.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
 As a result of the Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") and the Omnibus Budget Reconciliation Act of 1989 (the "1989 Act"), loans and other distributions under "modified endowment contracts" will in general be taxed to the extent of accumulated income (generally, the excess of Investment Value plus any Debt, over premiums paid). Policies are "modi-fied endowment contracts" if they meet the definition of life insurance, but fail the "seven-pay" test. This test essentially provides that the cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the policy provided for paid-up future bene-fits after the payment of seven level annual premiums. In addition, a "modi-fied endowment contract" includes any life insurance contract that is re-ceived in exchange for a "modified endowment contract." Except where the pol-icy was purchased as a "modified endowment contract," We will monitor premi-ums paid during a policy year. Those premiums which would otherwise result in a policy becoming a "modified endowment contract," that are returned by Golden American within 60 days after the end of the policy year, will not cause the policy to fail the "seven-pay" test. These premiums will be re-turned with Investment experience for that portion attributable to the sepa-rate account.

REDUCTION IN BENEFITS
 If there is a reduction in death benefits during the first seven policy years, premiums are redetermined for purposes of the "seven-pay" test as if the policy had originally been issued at the reduced death benefit level. The new limitation is applied to the cumulative amount paid for each of the first seven policy years. Also, see Survivorship Contracts.

DISTRIBUTIONS AFFECTED
 If a policy fails to meet the "seven-pay" test, it is considered a "modified endowment contract" only as to distributions in the year in which the failure takes effect and all subsequent years. However, distributions made in antici-pation of such failure also are considered distributions under a "modified endowment contract." All distributions made within two years prior to a fail-ure of the "seven-pay" test are deemed to have been made in anticipation of such failure.

PENALTY TAX
 Any amounts taxable under a "modified endowment contract," including amounts received as policy loans, will also be subject to a 10% tax, with certain ex-ceptions. This additional tax will not apply in the case of distributions:
 (i) made on or after the taxpayer attains age 59 1/2; (ii) that are attribut-able to the taxpayer becoming disabled, or (iii) which are a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

MATERIAL CHANGE RULES
 Any determination of whether the policy meets the "seven-pay" test will begin again any time the policy undergoes a "material change" which includes most increases in death benefits. However, if an increase is attributable to pre-miums paid "necessary to fund" the lowest death benefit payable in the first seven policy years, or the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. A re-duction in death benefits is not considered a material change.

 A material change may occur at any time during the life of the policy (within the first seven years or thereafter) and future taxation, assuming no change in applicable law, of distributions or loans would depend on whether the pol-icy satisfied the "seven-pay" test from the time of the material change.

 Additional premium payments will be carefully monitored by Golden American to determine whether such premium payments cause either the start of a new seven year period or the taxation of distributions and loans. All additional pre-mium payments must be considered.

 If the policy satisfies the "seven-pay" test for seven years, distributions and loans will generally not be subject to the new tax rules.

SERIAL CONTRACTS
 The 1988 Act and the 1989 Act also provide that all "modified endowment con-tracts" that are issued within the same calendar year to the same policyowner by one company or its affiliates are treated as one "modified endowment con-tract" for the purposes of determining the taxable portion of any loans or distributions.

SURVIVORSHIP CONTRACTS
 A policy which insures multiple lives and pays a death benefit upon the death of the survivor is subject to new rules pursuant to the 1989 Act. If there is a reduction in the death benefit below the lowest level provided during the first seven years the contract was in force, the "seven-pay" test will be ap-plied as if the contract had originally been issued with the lower death ben-efit. If such treatment causes the contract to retroactively fail the "seven-pay" test, it will immediately be treated as a "modified endowment contract" for purposes of all distributions in the year the death benefit is reduced and later years, subject also to the special rule described above in Distri-butions Affected for distributions deemed to have been made in anticipation of failure.

CODE SECTION 1035 EXCHANGES
Internal Revenue Code Section 1035 provides that no gain or loss shall be rec-ognized on the exchange of certain types of policies. Special rules and proce-dures apply to Code Section 1035 transactions. Prospective Policyowners wish-ing to take advantage of Code Section 1035 should consult their tax advisors.

DIVERSIFICATION STANDARDS
To comply with the diversification regulations ("Regulations"), issued under Code Section 817(h), the Account will be required to diversify its investments.

The Regulations generally require that on the last day of each quarter of a calendar year (i) no more than 55% of the value of the Account is represented by any investment; (ii) no more than 70% is represented by any two invest-ments; (iii) no more than 80% is represented by any three investments; and
(iv) no more than 90% is represented by any four investments. A "look-through" rule provides that each division of the Account will be tested for compliance with the percentage limitations by looking through to the assets of the Series of the Trust in which each such division invests. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

The general diversification requirements are modified if any of the assets of the Accounts are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the applicable percentage limitations are increased based on a formula that takes into ac-count the percentage of the Account's investment in United States Treasury se-curities.

We intend to comply with the regulations to assure that the Policy continues to qualify as life insurance for Federal income tax purposes.

OWNERSHIP TREATMENT
In certain circumstances, variable life insurance policyowners may be consid-ered the owners, for Federal income tax purposes, of the assets of the sepa-rate account, such as the Account, used to support their policies. In those circumstances, income and gains from the separate account would be includible in the policyowners' gross income. The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the invest-ments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regula-tions or rulings on the "extent to which policyholders may direct their in-vestments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the dates of this prospec-tus, no such guidance has been issued.

The ownership rights under the policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, a Policyowner of this Policy has the choice of more in-vestment options to which to allocate premiums and Investment Values, and may be able to transfer among investment options more frequently, than in such rulings. In addition, the Policyowner has the choice of certain investment op-tions which are somewhat more similar to each other in their investment objec-tives than in such rulings. These differences could result in the Policyowner being considered, under the standard of those rulings, the owner of the assets of the Account. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Policy as necessary to attempt to prevent Policyowners from being considered the owners of the assets of the Account.

Frequently, if the Internal Revenue Service or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Internal Revenue Service or the Trea-sury Department were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of the Account, that treatment might apply only on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, a policyholder might be retroac-tively determined to be the owner of the assets of the Account.

ILLUSTRATIONS

The following tables demonstrate the way in which Your Policy works. The ta-bles are based on the following ages, initial death benefits and premiums.

1. Table 1 is for a Genesis I Policy issued on a single life basis to a male, non-smoker, age 30 with an initial premium of $100,000, and face amount of $507,639.

2. Table 2 is for Genesis Flex Policy issued on a single life basis to a male, non-smoker, age 55 with an initial premium of $10,000, with planned premi-ums payable for 10 years, and face amount of $181,432.

3. Table 3 is for a Genesis Flex Policy issued on a survivorship basis to a male, non-smoker, age 55 and female, non-smoker, age 55 with an initial premium of $10,000, with planned premiums payable for 10 years, and face amount of $258,618.

Each table shows how the Investment Value, Cash Surrender Value and death ben-efit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. These tables will assist in the comparison of death benefits, Investment Values and Cash Surrender Values of the policy with other variable life insurance plans. The illustrations assume that no premium has been allocated to the Fixed Ac-count.

Death benefits, Investment Values and Cash Surrender Values for a policy would be different from the amounts shown if the actual gross rates of return aver-aged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Investment Value among the divisions of the Account, if the actual gross rate of return for all divisions averaged 0%, 6% or 12%, but varied above or below that aver-age for individual divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.

The illustrations assume that the cost of insurance charges are based on Our guaranteed maximum cost of insurance rates and reflect the deduction of all charges from the Investment Value at their guaranteed maximum levels. They are based on an average state premium tax of 2.40% and corporate tax charge of 0.00%. They also reflect (i) the guaranteed maximum daily mortality and expense risk charge assessed against the Account of 0.002477% (equivalent to an annual rate of 0.90%) of the assets in the Account; (ii) the asset based administrative charge assessed against the Account of 0.000276% (equivalent to an annual rate of 0.10%) on the assets in each division attributable to the Policies; and
(iii) the operating expenses incurred by the Trusts of 1.08% of the average daily net assets of the Trusts, which is an average of the fees and expenses for each Series.

Taking account of the assumed charges for expense and mortality risks in the Account and the investment advisory fees and expenses of the Trust, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -2.07%, 3.87% and 9.81%, respectively.

Although the illustrations assume policy charges at their maximum level, the level of charges currently being made is lower and this will affect the death benefits, Investment Values and Cash Surrender Values. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Account since no such charges are currently made. If any such charges are imposed in the future the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Investment Values and Cash Surrender Values illustrated.

The third column of each table shows the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5.0% per year, compounded annually.

Golden American will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured(s), for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming cur-rent policy charges and current mortality rates.

TABLE 1: SINGLE LIFE GENESIS I POLICY

MALE ISSUE AGE: 30, NON-SMOKER                  GUARANTEE PERIOD AT ISSUE: LIFE
INITIAL PREMIUM: $100,000                                 FACE AMOUNT: $507,639

GUARANTEED MAXIMUM MORTALITY COSTS

                                                         END OF YEAR
                             TOTAL PREMIUMS            DEATH BENEFIT(2)
                                PAID PLUS        ASSUMING HYPOTHETICAL GROSS
                            INTEREST AT 5% AS    ANNUAL INVESTMENT RETURN OF
POLICY YEAR   PAYMENTS(1)    OF END OF YEAR        0%         6%         12%
-----------   -----------   -----------------   --------   --------   ----------
     1         $100,000         $105,000        $507,639   $507,639   $  515,552
     2                           110,250         507,639    507,639      537,810
     3                           115,763         507,639    507,639      561,525
     4                           121,551         507,639    507,639      586,785
     5                           127,628         507,639    507,639      613,670
     6                           134,010         507,639    507,639      642,263
     7                           140,710         507,639    507,639      676,935
     8                           147,746         507,639    507,639      713,589
     9                           155,133         507,639    507,639      752,337
    10                           162,889         507,639    507,639      793,292
    15                           207,893         507,639    507,639    1,035,731
    20                           265,330         507,639    507,639    1,354,988
    30                           432,194         507,639    507,639    2,327,541

                       END OF YEAR                       END OF YEAR
                   INVESTMENT VALUE(2)             CASH SURRENDER VALUE(2)
               ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
               ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%         6%         12%         0%         6%         12%
-----------   -------   --------   ----------   -------   --------   ----------
     1        $93,404   $ 99,214   $  105,015   $88,066   $ 93,876   $   99,677
     2         89,511    101,074      113,291    85,241     96,803      109,021
     3         85,692    103,000      122,343    82,489     99,797      119,140
     4         81,938    104,985      132,238    79,803    102,850      130,102
     5         78,244    107,029      143,051    77,176    105,962      141,983
     6         74,602    109,128      154,859    74,602    109,128      154,859
     7         72,079    112,351      168,825    72,079    112,351      168,825
     8         69,575    115,664      184,063    69,575    115,664      184,063
     9         67,085    119,068      200,687    67,085    119,068      200,687
    10         64,605    122,560      218,813    64,605    122,560      218,813
    15         52,199    141,326      336,950    52,199    141,326      336,950
    20         39,424    162,186      517,514    39,424    162,186      517,514
    30          9,490    207,898    1,198,182     9,490    207,898    1,198,182

(1) All payments are illustrated as if made at the beginning of the Policy
    Year.
(2) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 2: SINGLE LIFE GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER    GUARANTEE PERIOD AT ISSUE: 6.50 YEARS(1)
INITIAL PREMIUM: $10,000                                  FACE AMOUNT: $181,432

GUARANTEED MAXIMUM MORTALITY COSTS

                                                    END OF YEAR
                          TOTAL PREMIUMS         DEATH BENEFIT(3)
                             PAID PLUS      ASSUMING HYPOTHETICAL GROSS
                         INTEREST AT 5% AS  ANNUAL INVESTMENT RETURN OF
POLICY YEAR  PAYMENTS(2)  OF END OF YEAR      0%           6%        12%
-----------  ----------- ----------------- ---------    --------- ---------
 1             $10,000       $ 10,500      $ 181,432    $ 181,432 $ 181,432
 2              10,000         21,525        181,432      181,432   181,432
 3              10,000         33,101        181,432      181,432   181,432
 4              10,000         45,256        181,432      181,432   181,432
 5              10,000         58,019        181,432      181,432   181,432
 6              10,000         71,420        181,432      181,432   181,432
 7              10,000         85,491        181,432      181,432   181,432
 8              10,000        100,266        181,432      181,432   181,432
 9              10,000        115,779        181,432      181,432   199,038
10 (age 65)     10,000        132,068        181,432      181,432   226,909
15                            168,556        181,432      181,432   294,141
20                            215,125        181,432      181,432   385,631
30 (age 85)                   350,415        181,432(4)   181,432   664,572

                      END OF YEAR                   END OF YEAR
                  INVESTMENT VALUE(3)         CASH SURRENDER VALUE(3)
              ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%        6%        12%       0%        6%        12%
-----------  --------- --------- --------- --------- --------- ---------
 1           $   7,549 $   8,100 $   8,652 $   6,182 $   6,732 $   7,284
 2              14,982    16,552    18,190    13,388    14,958    16,595
 3              22,110    25,179    28,510    20,389    23,459    26,789
 4              28,950    33,998    39,700    27,203    32,251    37,953
 5              35,513    43,023    51,856    33,839    41,350    50,182
 6              41,816    52,273    65,105    40,316    50,773    63,605
 7              48,155    62,046    79,866    46,655    60,546    78,366
 8              54,372    72,207    96,158    52,872    70,707    94,658
 9              60,492    82,794   114,053    58,992    81,294   112,553
10 (age 65)     66,632    93,938   133,359    65,132    92,438   131,859
15              49,516   101,532   194,406    49,516   101,532   194,406
20              32,500   108,924   281,863    32,500   108,924   281,863
30 (age 85)          0   115,305   561,972         0   115,305   561,972

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy
    Year.
(3) Assumes no policy loan or partial withdrawal has been made.
(4) Guarantee Period applies.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 3: JOINT AND LAST SURVIVOR GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER                 FEMALE ISSUE AGE: 55, NON-SMOKER
INITIAL PREMIUM: $10,000                                  FACE AMOUNT: $258,618

GUARANTEE PERIOD AT ISSUE: 18.00 YEARS(1)

GUARANTEED MAXIMUM MORTALITY COSTS

                                                    END OF YEAR
                          TOTAL PREMIUMS         DEATH BENEFIT(3)
                             PAID PLUS      ASSUMING HYPOTHETICAL GROSS
                         INTEREST AT 5% AS  ANNUAL INVESTMENT RETURN OF
POLICY YEAR  PAYMENTS(2)  OF END OF YEAR      0%        6%        12%
-----------  ----------- ----------------- --------- --------- ---------
 1             $10,000       $ 10,500      $ 258,618 $ 258,618 $ 258,618
 2              10,000         21,525        258,618   258,618   258,618
 3              10,000         33,101        258,618   258,618   258,618
 4              10,000         45,256        258,618   258,618   258,618
 5              10,000         58,019        258,618   258,618   258,618
 6              10,000         71,420        258,618   258,618   258,618
 7              10,000         85,491        258,618   258,618   258,618
 8              10,000        100,266        258,618   258,618   258,618
 9              10,000        115,779        258,618   258,618   288,180
10 (age 65)     10,000        132,068        258,618   258,618   325,167
15                            168,556        258,618   258,618   421,754
20                            215,125        258,618   258,618   552,372
30 (age 85)                   350,415        258,618   258,618   950,785

                       END OF YEAR                        END OF YEAR
                   INVESTMENT VALUE(3)              CASH SURRENDER VALUE(3)
               ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
               ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY YEAR      0%         6%          12%         0%         6%          12%
-----------   --------   ---------   ---------   --------   ---------   ---------
 1            $  8,749   $   9,329   $   9,909   $  7,441   $   8,021   $   8,601
 2              17,492      19,192      20,963     15,945      17,646      19,416
 3              25,924      29,308      32,970     24,239      27,623      31,285
 4              34,049      39,681      46,022     32,326      37,958      44,299
 5              41,871      50,321      60,218     40,209      48,659      58,557
 6              49,393      61,233      75,670     47,893      59,733      74,170
 7              56,880      72,688      92,762     55,380      71,188      91,262
 8              64,168      84,540     111,574     62,668      83,040     110,074
 9              71,256      96,802     132,155     69,756      95,302     130,655
10 (age 65)     78,228     109,566     154,622     76,728     108,066     153,122
15              65,209     126,470     238,284     65,209     126,470     238,284
20              51,437     144,637     363,783     51,437     144,637     363,783
30 (age 85)      9,529     170,127     781,060      9,529     170,127     781,060

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy
    Year.
(3) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

 FINANCIAL STATEMENTS OF ACCOUNT A

The audited financial statements of Account A are listed below and included herein beginning on the following page:

Report of Independent Auditors
Financial Statements--Audited

  Audited Statements of Assets and Liability--December 31, 1996

  Audited Statements of Operations for the Years ended December 31, 1996, 1995 and 1994

  Audited Statements of Changes in Net Assets for the Years ended December 31, 1996, 1995 and 1994

  Notes to Financial Statements

 FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

The audited financial statements of Golden American prepared in accordance with generally accepted accounting principles ("GAAP") are listed below and included herein following the financial statements of Account A:

Report of Independent Auditors

Financial Statements--Audited

  Consolidated Balance Sheets--Post-Acquisition as of December 31, 1996 and Pre-Acquisition as of December 31, 1995

  Consolidated Statements of Income--Post-Acquisition for the period August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended December 31, 1995 and 1994

  Consolidated Statements of Changes in Stockholder's Equity--Post-Acquisition for the period August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended De-cember 31, 1995 and 1994

  Consolidated Statements of Cash Flows--Post-Acquisition for the period August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended Decem-ber 31, 1995 and 1994

  Notes to Consolidated Financial Statements--December 31, 1996

The financial statements of Golden American, which are included herein should be distinguished from the Financial Statements of Account A and should be considered only as bearing on the ability of Golden American to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Account A.

 FINANCIAL STATEMENTS OF SEPARATE ACCOUNT A

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Golden American Life Insurance Company

  We have audited the accompanying statement of assets and liability of Sepa-rate Account A as of December 31, 1996, and the related statements of opera-tions and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A at De-cember 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated therein in conformity with generally accepted accounting principles.

                                  [SIGNATURE OF ERNST & YOUNG LLP APPEARS HERE]

Des Moines, Iowa
February 5, 1997

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                       STATEMENT OF ASSETS AND LIABILITY

                               DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                       COMBINED
                                                                       --------
ASSETS
 Investments at net asset value:
  The GCG Trust Liquid Asset Series, 1,607,842 shares (cost--$1,608).. $ 1,608
  The GCG Trust Limited Maturity Bond Series, 103,441 shares (cost--
  $1,148).............................................................   1,079
  The GCG Trust Natural Resources Series, 33,155 shares (cost--$595)..     592
  The GCG Trust All-Growth Series, 138,311 shares (cost--$1,944)......   1,852
  The GCG Trust Real Estate Series, 27,321 shares (cost--$397)........     437
  The GCG Trust Fully Managed Series, 141,562 shares (cost--$1,920)...   2,097
  The GCG Trust Multiple Allocation Series, 163,864 shares (cost--
  $1,999).............................................................   2,034
  The GCG Trust Capital Appreciation Series, 181,174 shares (cost--
  $2,633).............................................................   2,728
  The GCG Trust Rising Dividends Series, 162,944 shares (cost--
  $2,216).............................................................   2,576
  The GCG Trust Emerging Markets Series, 115,470 shares (cost--
  $1,112).............................................................   1,122
  The GCG Trust Value Equity Series, 123,446 shares (cost--$1,652)....   1,718
  The GCG Trust Strategic Equity Series, 46,120 shares (cost--$521)...     539
  The GCG Trust Small Cap Series, 107,551 shares (cost--$1,259).......   1,292
  The GCG Trust Managed Global Series, 8,430 shares (cost--$93).......      94
  Equi-Select Series Trust OTC Portfolio, 5,612 shares (cost--$82)....      78
  Equi-Select Series Trust Growth & Income Portfolio, 6,559 shares
  (cost--$81).........................................................      83
                                                                       -------
   Total Investments (cost--$19,260)..................................  19,929
 Accrued investment income............................................       4
                                                                       -------
   Total Assets.......................................................  19,933
LIABILITY
 Payable to Golden American Life Insurance Company for charges and
 fees.................................................................      55
                                                                       -------
   Total Net Assets................................................... $19,878
                                                                       =======
NET ASSETS
 For variable life insurance policies................................. $18,327
 Retained in Separate Account A by Golden American Life Insurance
 Company..............................................................   1,551
                                                                       -------
   Total Net Assets................................................... $19,878
                                                                       =======


                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                            (DOLLARS IN THOUSANDS)

                               LIQUID ASSET          LIMITED MATURITY           NATURAL RESOURCES
                                 DIVISION              BOND DIVISION                DIVISION
                          ----------------------- -------------------------  ------------------------
                           1996    1995    1994    1996     1995     1994     1996     1995    1994
                          ------- ------- ------- -------  -------  -------  -------  ------- -------
INVESTMENT INCOME
Income:
Dividends...............  $    85 $    44 $    29 $   119       --  $    23  $     2  $     3 $     1
Capital gains distribu-
tions...................       --      --      --      --       --       --       60       --       2
                          ------- ------- ------- -------  -------  -------  -------  ------- -------
Total investment in-
come....................       85      44      29     119       --       23       62        3       3
EXPENSES:
Mortality and expense
risk and asset based ad-
ministrative charges....       17       8       7      10  $     6        4        3        1       1
                          ------- ------- ------- -------  -------  -------  -------  ------- -------
Net investment income
(loss)..................       68      36      22     109       (6)      19       59        2       2
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
Net realized gain (loss)
on investments..........       --      --      --      39        1      (29)      28        4      11
Net unrealized apprecia-
tion (depreciation) of
investments.............       --      --      --    (113)      67       (8)      (7)       9     (13)
                          ------- ------- ------- -------  -------  -------  -------  ------- -------
Net increase (decrease)
in net assets resulting
from operations ........  $    68 $    36 $    22 $    35  $    62  $   (18) $    80  $    15 $    --
                          ======= ======= ======= =======  =======  =======  =======  ======= =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                ALL-GROWTH                REAL ESTATE              FULLY MANAGED
                                 DIVISION                  DIVISION                  DIVISION
                          ------------------------  ------------------------  -----------------------
                           1996     1995    1994     1996    1995     1994     1996    1995    1994
                          -------  ------- -------  ------- -------  -------  ------- ------- -------
INVESTMENT INCOME
Income:
Dividends...............  $    39  $    60 $     5  $    16 $     6  $    18  $    72 $    27 $    28
Capital gains distribu-
tions...................        6       --      --        7      --       --       87      --      --
                          -------  ------- -------  ------- -------  -------  ------- ------- -------
Total investment in-
come....................       45       60       5       23       6       18      159      27      28
EXPENSES:
Mortality and expense
risk and asset based ad-
ministrative charges....       16        7       4        2       2        3       16      10       6
                          -------  ------- -------  ------- -------  -------  ------- ------- -------
Net investment income
(loss)..................       29       53       1       21       4       15      143      17      22
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
Net realized gain (loss)
on investments..........       (7)      73     (48)      27      (7)      13       18       3      (2)
Net unrealized apprecia-
tion (depreciation) of
investments.............      (82)       5     (19)      27      27      (19)      77     169     (75)
                          -------  ------- -------  ------- -------  -------  ------- ------- -------
Net increase (decrease)
in net assets resulting
from operations.........  $   (60) $   131 $   (66) $    75 $    24  $     9  $   238 $   189 $   (55)
                          =======  ======= =======  ======= =======  =======  ======= ======= =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                            MULTIPLE ALLOCATION      CAPITAL APPRECIATION       RISING DIVIDENDS
                                 DIVISION                  DIVISION                 DIVISION
                          ------------------------  -----------------------  -----------------------
                           1996     1995    1994     1996    1995    1994     1996    1995    1994
                          -------  ------- -------  ------- ------- -------  ------- ------- -------
INVESTMENT INCOME
INCOME:
Dividends...............  $    96  $   109 $    45  $    27 $    92 $    10  $    20 $     6 $     5
Capital gains
distributions...........       85       --      --      168      --      --       17      --      --
                          -------  ------- -------  ------- ------- -------  ------- ------- -------
Total investment
income..................      181      109      45      195      92      10       37       6       5
EXPENSES:
Mortality and expense
risk and asset based
administrative charges..       18       15       9       19       8       5       17       6       1
                          -------  ------- -------  ------- ------- -------  ------- ------- -------
Net investment income
(loss)..................      163       94      36      176      84       5       20      --       4
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss)
on investments..........       31       21       4       73     109       1       45      21      (1)
Net unrealized
appreciation
(depreciation) of
investments.............      (50)     134     (54)     104       2     (16)     235     129      (5)
                          -------  ------- -------  ------- ------- -------  ------- ------- -------
Net increase (decrease)
in net assets resulting
from operations.........  $   144  $   249 $   (14) $   353 $   195 $   (10) $   300 $   150 $    (2)
                          =======  ======= =======  ======= ======= =======  ======= ======= =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                             EMERGING MARKETS         VALUE EQUITY   STRATEGIC EQUITY  SMALL CAP
                                 DIVISION               DIVISION         DIVISION      DIVISION
                          -------------------------  --------------- ---------------------------
                           1996     1995     1994     1996   1995(A)   1996   1995(B)   1996(C)
                          -------  -------  -------  ------- ------- -------- ------------------
INVESTMENT INCOME
INCOME:
Dividends...............       --       --       --  $    27 $    10 $      6       --       --
Capital gains
distributions...........       --       --  $    27       49      --        6       --       --
                          -------  -------  -------  ------- ------- -------- -------- -------
Total investment
income..................       --       --       27       76      10       12       --       --
EXPENSES:
Mortality and expense
risk and asset based
administrative charges..  $     9  $     6        5       10       1        2       -- $      6
                          -------  -------  -------  ------- ------- -------- -------- -------
Net investment income
(loss)..................       (9)      (6)      22       66       9       10       --       (6)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
Net realized gain (loss)
on investments..........      (21)     (93)      24       12       2       13       --        8
Net unrealized
appreciation
(depreciation) of
investments.............       59       48     (150)      42      24       17       --       33
                          -------  -------  -------  ------- ------- -------- -------- -------
Net increase (decrease)
in net assets resulting
from operations.........  $    29  $   (51) $  (104) $   120 $    35 $     40       -- $     35
                          =======  =======  =======  ======= ======= ======== ======== =======

(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                           MANAGED            GROWTH &
                            GLOBAL    OTC      INCOME
                           DIVISION DIVISION  DIVISION        COMBINED
                           -------- --------  -------- -----------------------
                           1996(D)  1996(E)   1996(E)   1996    1995    1994
                           -------- --------  -------- ------- ------- -------
INVESTMENT INCOME
INCOME:
Dividends................       --       --        --  $   509 $   357 $   164
Capital gains distribu-
tions....................       --  $     4        --      489      --      29
                           -------  -------   -------  ------- ------- -------
Total investment income..       --        4        --      998     357     193
EXPENSES:
Mortality and expense
risk and asset based ad-
ministrative charges
charges..................       --       --        --      145      70      45
                           -------  -------   -------  ------- ------- -------
Net investment income
(loss)...................       --        4        --      853     287     148
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
Net realized gain (loss)
on investments...........       --        2        --      268     134     (27)
Net unrealized apprecia-
tion (depreciation) of
investments..............  $     1       (4)  $     2      341     614    (359)
                           -------  -------   -------  ------- ------- -------
Net increase (decrease)
in net assets resulting
from operations..........  $     1  $     2   $     2  $ 1,462 $ 1,035 $  (238)
                           =======  =======   =======  ======= ======= =======

(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                            (DOLLARS IN THOUSANDS)

                               LIQUID ASSET             LIMITED MATURITY           NATURAL RESOURCES
                                 DIVISION                 BOND DIVISION                DIVISION
                          -------------------------  -------------------------  -------------------------
                           1996     1995     1994     1996     1995     1994     1996     1995     1994
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
 Net investment income
 (loss).................  $    68  $    36  $    22  $   109  $    (6) $    19  $    59  $     2  $     2
 Net realized gain
 (loss) on investments..       --       --       --       39        1      (29)      28        4       11
 Net unrealized appreci-
 ation (depreciation) of
 investments............       --       --       --     (113)      67       (8)      (7)       9      (13)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease)
in net assets resulting
from operations.........       68       36       22       35       62      (18)      80       15       --
CHANGES FROM POLICY RE-
LATED TRANSACTIONS:
 Premiums...............   10,103    4,659    1,770        3       --    1,533        4       --        2
 Surrenders and other
 withdrawals............   (2,084)    (210)     (53)     (22)       1       (6)     (44)     (48)      --
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........   (8,526)  (3,223)  (1,309)     334      177   (1,452)     375       49       44
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............      (23)      90       23       39       --        8       44       --        2
 Policy related charges
 and fees...............      (11)      (8)      (7)      (6)      (5)      (2)      (6)      (1)      (1)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in
net assets from policy
related transactions....     (541)   1,308      424      348      173       81      373       --       47
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Total increase (de-
crease).................     (473)   1,344      446      383      235       63      453       15       47
Net assets at beginning
of period...............    2,076      732      286      694      459      396      137      122       75
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net assets at end of pe-
riod....................  $ 1,603  $ 2,076  $   732  $ 1,077  $   694  $   459  $   590  $   137  $   122
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                ALL-GROWTH                 REAL ESTATE               FULLY MANAGED
                                 DIVISION                   DIVISION                   DIVISION
                          -------------------------  -------------------------  -------------------------
                           1996     1995     1994     1996     1995     1994     1996     1995     1994
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
 Net investment income
 (loss).................  $    29  $    53  $     1  $    21  $     4  $    15  $   143  $    17  $    22
 Net realized gain
 (loss) on investments..       (7)      73      (48)      27       (7)      13       18        3       (2)
 Net unrealized appreci-
 ation (depreciation) of
 investments............      (82)       5      (19)      27       27      (19)      77      169      (75)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease)
in net assets resulting
from operations.........      (60)     131      (66)      75       24        9      238      189      (55)
CHANGES FROM POLICY RE-
LATED TRANSACTIONS:
 Premiums...............       22        5        1        1       --       --        5       22        1
 Surrenders and other
 withdrawals............      (32)     (13)      (5)      (3)      (3)      (1)    (131)     (14)     (51)
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........      680      468      217      198     (228)     132      787      (20)     665
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............       63       43       12       20       (7)       6       80       (6)      60
 Policy related charges
 and fees...............      (13)      (6)      (5)      (2)      (1)      (3)     (13)     (11)      (5)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in
net assets from policy
related transactions....      720      497      220      214     (239)     134      728      (29)     670
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Total increase (de-
crease).................      660      628      154      289     (215)     143      966      160      615
Net assets at beginning
of period...............    1,187      559      405      147      362      219    1,127      967      352
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net assets at end of pe-
riod....................  $ 1,847  $ 1,187  $   559  $   436  $   147  $   362  $ 2,093  $ 1,127  $   967
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                            MULTIPLE ALLOCATION       CAPITAL APPRECIATION         RISING DIVIDENDS
                                 DIVISION                   DIVISION                   DIVISION
                          -------------------------  -------------------------  -------------------------
                           1996     1995     1994     1996     1995     1994     1996     1995     1994
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
 Net investment income
 (loss).................  $   163  $    94  $    36  $   176  $    84  $     5  $    20       --  $     4
 Net realized gain
 (loss) on investments..       31       21        4       73      109        1       45  $    21       (1)
 Net unrealized appreci-
 ation (depreciation) of
 investments............      (50)     134      (54)     104        2      (16)     235      129       (5)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease)
in net assets resulting
from operations.........      144      249      (14)     353      195      (10)     300      150       (2)
CHANGES FROM POLICY RE-
LATED TRANSACTIONS:
 Premiums...............       18       50        2        7       --       --       37       35        2
 Surrenders and other
 withdrawals............     (152)     (86)     (39)    (145)     (14)      --      (79)     (60)      --
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........      454       91      696    1,292      395       87    1,355      365      250
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............       38        6       54      151       40        5      161       35       23
 Policy related charges
 and fees...............      (15)     (13)     (10)     (27)      (9)      (4)     (19)      (9)      (4)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in
net assets from policy
related transactions....      343       48      703    1,278      412       88    1,455      366      271
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Total increase (de-
crease).................      487      297      689    1,631      607       78    1,755      516      269
Net assets at beginning
of period...............    1,542    1,245      556    1,088      481      403      814      298       29
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
Net assets at end of pe-
riod....................  $ 2,029  $ 1,542  $ 1,245  $ 2,719  $ 1,088  $   481  $ 2,569  $   814  $   298
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                                         VALUE           STRATEGIC
                            EMERGING MARKETS            EQUITY            EQUITY       SMALL CAP
                                DIVISION               DIVISION          DIVISION      DIVISION
                         -------------------------  ----------------  ---------------- ---------
                          1996     1995     1994    1996(A)   1995     1996    1995(B)  1996(C)
                         -------  -------  -------  -------  -------  -------  ------- ---------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
 Net investment income
 (loss)................. $    (9) $    (6) $    22  $    66  $     9  $    10       -- $     (6)
 Net realized gain
 (loss) on investments..     (21)     (93)      24       12        2       13       --        8
 Net unrealized
 appreciation
 (depreciation) of
 investments............      59       48     (150)      42       24       17       --       33
                         -------  -------  -------  -------  -------  -------  ------- -------
Net increase (decrease)
in net assets resulting
from operations.........      29      (51)    (104)     120       35       40       --       35
CHANGES FROM POLICY
RELATED TRANSACTIONS:
 Premiums...............       5       23        3        8       --       --       --        8
 Surrenders and other
 withdrawals............    (118)     (48)      --      (31)      --       (1)      --       (5)
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........     527      138      311    1,130      309      424  $    23    1,134
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............      45       (6)      33      130       27       51        2      125
 Policy related charges
 and fees...............     (10)      (8)      (6)     (12)      (2)      (2)      --      (10)
                         -------  -------  -------  -------  -------  -------  ------- -------
Increase (decrease) in
net assets from policy
related transactions....     449       99      341    1,225      334      472       25    1,252
                         -------  -------  -------  -------  -------  -------  ------- -------
Total increase
(decrease)..............     478       48      237    1,345      369      512       25    1,287
Net assets at beginning
of period...............     641      593      356      369       --       25       --       --
                         -------  -------  -------  -------  -------  -------  ------- -------
Net assets at end of
period.................. $ 1,119  $   641  $   593  $ 1,714  $   369  $   537  $    25 $  1,287
                         =======  =======  =======  =======  =======  =======  ======= =======

(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                         MANAGED             GROWTH &
                          GLOBAL     OTC      INCOME
                         DIVISION  DIVISION  DIVISION        COMBINED
                         --------  --------  -------- -------------------------
                         1996(D)   1996(E)   1996(E)   1996     1995     1994
                         --------  --------  -------- -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
 Net investment income
 (loss).................      --   $     4        --  $   853  $   287  $   148
 Net realized gain
 (loss) on investments..      --         2        --      268      134      (27)
 Net unrealized
 appreciation
 (depreciation) of
 investments............ $     1        (4)  $     2      341      614     (359)
                         -------   -------   -------  -------  -------  -------
Net increase (decrease)
in net assets resulting
from operations.........       1         2         2    1,462    1,035     (238)
CHANGES FROM POLICY
RELATED TRANSACTIONS:
 Premiums...............      (2)        1         1   10,221    4,794    3,314
 Surrenders and other
 withdrawals............      --        --        --   (2,847)    (495)    (155)
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........      87        72        71      394   (1,456)    (359)
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............       8         7         9      948      224      226
 Policy related charges
 and fees...............      --        (1)       --     (147)     (73)     (47)
                         -------   -------   -------  -------  -------  -------
Increase (decrease) in
net assets from policy
related transactions....      93        79        81    8,569    2,994    2,979
                         -------   -------   -------  -------  -------  -------
Total increase
(decrease)..............      94        81        83   10,031    4,029    2,741
Net assets at beginning
of period...............      --        --        --    9,847    5,818    3,077
                         -------   -------   -------  -------  -------  -------
Net assets at end of
period.................. $    94   $    81   $    83  $19,878  $ 9,847  $ 5,818
                         =======   =======   =======  =======  =======  =======

(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996

                            See accompanying notes.

                              SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1--ORGANIZATION
  Separate Account A (the "Account") was established on July 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of flexible premium variable life in-surance policies ("Policies"). Effective September 30, 1992, Golden American became a wholly owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly owned subsidiary of Bankers Trust Company. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware. Effective August 13, 1996, Equitable of Iowa Companies acquired all of the outstanding capital stock of BTV. As of August 14, 1996, BT Variable, Inc.'s name was changed to EIC Variable, Inc. These transactions had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life in-surance company in the District of Columbia and all states except New York.

  Operations of the Account commenced on February 16, 1989. The Account is registered as a unit investment trust with the Securities and Exchange Commis-sion under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the Policies by credit-ing insurance premiums to one or more divisions within the Account or the Golden American Fixed Interest Division which is not part of the Account, as elected by the Policyowners. The portion of the Account's assets applicable to Policies will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, includ-ing the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distin-guished from the other assets and liabilities of Golden American.

  The Account has, under GoldenSelect Policies, sixteen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capi-tal Appreciation, the Rising Dividends, the Emerging Markets, the Value Equi-ty, (commenced operations January, 1995), the Strategic Equity (commenced op-erations October, 1995), the Small Cap (commenced operations January, 1996), the Managed Global (commenced operations September, 1996), the OTC (commenced operations October, 1996), and the Growth & Income (commenced operations Octo-ber, 1996) ("Divisions"). The assets in each Division are invested in shares of a designated series ("Series," which may also be referred to as a "Portfo-lio") of mutual funds, of The GCG Trust or the Equi-Select Series Trust (the "Trusts"). Effective January 1997, the Natural Resources Series was renamed to Hard Assets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of the significant accounting policies of the Ac-count:

  Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those es-timates.

  Investments: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Se-ries or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains of each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on re-demptions of the shares of the Series or Portfolio of the Trusts are deter-mined on the basis of specific identification.

  Federal Income Taxes: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capi-tal gains of the Account attributable to the Policyowners are excluded in the determination of the federal income tax liability of Golden American.

  Reclassification: Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 financial statement presenta-tion.

                              SEPARATE ACCOUNT A

                               DECEMBER 31, 1996


NOTE 3--CHARGES AND FEES
  Under the terms of the Policies, certain charges are allocated to the Poli-cies to cover Golden American's expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

  Mortality and Expense Risk and Asset Based Administrative Charges: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account at annual rates of either .80% or .90% of the assets attributable to the Policies to cover these risks. For certain policies, a daily asset based administrative charge at an annual rate of .10% is deducted from assets attributable to Policies.

  Administrative Charges: An administrative charge of $200 (single life) or $300 (joint life) is made to cover the cost of underwriting and issuing a Pol-icy. The charge is deducted in quarterly installments on each Policy during the first Policy year. In addition, a quarterly administrative charge of $10 per Policy is deducted quarterly to cover ongoing administrative expenses.

  Mortality Cost: A mortality cost is deducted equal to the cost of providing coverage under the Policy. The cost is based on each insurer's sex, attained age, and underwriting class. The maximum cost of insurance is shown in the Policy.

  Minimum Death Benefit Guarantee Charge: A minimum death benefit guarantee charge is made of a maximum per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal install-ments on each Policy quarterly processing date during the guarantee period.

  Deferred Sales Load: Under Policies offered subsequent to October 1995, a sales load of 6% of premium is deducted in equal installments over a six-year period. Under Policies offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Policy. For the policies previously offered, the sales load is deducted in equal annual installments over the period the Policy is in force, not to exceed ten years. The sales load, on all policies, is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Policyowners. This amount is included in the accumulation value and then deducted in equal installments on each Policy anniversary date over a period of either six or ten years. Upon surrender of the Policy, the unamortized deferred sales load is deducted from the accumulation value by Golden American.

  Deferred Face Amount Charge: There is a charge of an amount per $1,000 of initial face amount and any increases in face amount deducted in equal in-stallments over a six year period following receipt of the initial premium or increase in face amount. This charge varies based on the age and sex of the insured and the Policy chosen. This charge will never exceed a maximum of $12 per $1,000 of face amount. A portion of this charge is considered to be an ad-ditional sales load.

  Premium Taxes: Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the deduction depend on the state of residence and currently ranges up to 4.0% of premiums. Although the premium tax is chargeable to each premium when received, the amount of such charge is initially advanced by Golden American to Policyowners and included as a compo-nent of the Policyowner's investment value and then deducted in equal install-ments on each Policy anniversary date over a period of either six or ten years. Upon the surrender of the Policy, any unamortized premium taxes are de-ducted from the Policyowners investment value. For some policies, the deferred premium taxes are collected in one installment at the end of the Policy processing period following the premium collection.

  Loan Charge: A current net loan charge of up to 1.00% is made based on the Policy loan amount on policies that allow loans. The charge is accrued daily, as applicable, and deducted on each Policy anniversary date.

  Other Charges: Twelve free investment re-allocations among Divisions per Policy are allowed each Policy year. For each additional investment re-alloca-tion, a $25 charge may be made from the amount transferred from each Division. For each partial withdrawal in excess of four per year, a charge is made equal to the lesser of $25 and 2% of the amount withdrawn.

                              SEPARATE ACCOUNT A

                               DECEMBER 31, 1996


NOTE 3--CHARGES AND FEES (CONTINUED)
  Fees Waived: Certain charges and fees for various types of policies are cur-rently waived by Golden American. Golden American reserves the right to dis-continue these waivers at its discretion or to conform with changes in the law.

  Net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, previously noted. Net assets retained for the periods ended December 31, 1996, 1995 and 1994 were as follows:

                                                            COMBINED
                                                    --------------------------
                                                      1996     1995     1994
                                                    --------  -------  -------
                                                     (DOLLARS IN THOUSANDS)
   Balance at beginning of period.................  $    603  $   379  $   153
   Sales load advanced............................       758      259      244
   Premium tax advanced...........................       304      100       89
   Net transfer from Fixed Interest Division......        38       --       --
   Amortization of deferred sales load and premium
   tax............................................      (152)    (135)    (107)
                                                    --------  -------  -------
   Balance at end of period.......................  $  1,551  $   603  $   379
                                                    ========  =======  =======

NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES
  The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                          PERIOD ENDED DECEMBER 31
                             ---------------------------------------------------
                                   1996              1995             1994
                             ----------------- ---------------- ----------------
                             PURCHASES  SALES  PURCHASES SALES  PURCHASES SALES
                             --------- ------- --------- ------ --------- ------
                                           (DOLLARS IN THOUSANDS)
The GCG Trust Liquid Asset
 Series....................   $ 9,546  $10,017  $ 5,306  $3,962  $ 3,566  $3,119
The GCG Trust Limited Matu-
 rity Bond Series..........     1,100      642      309     142    2,175   2,075
The GCG Trust Natural Re-
 sources Series............       576      140       79      77      136      88
The GCG Trust All-Growth
 Series....................     1,918    1,168    1,501     950    1,896   1,673
The GCG Trust Real Estate
 Series....................       337      102       98     334      284     133
The GCG Trust Fully Managed
 Series....................     1,054      180      226     236      839     145
The GCG Trust Multiple Al-
 location Series...........       915      408      553     413      933     190
The GCG Trust Capital Ap-
 preciation Series.........     2,513    1,054    1,460     961      369     275
The GCG Trust Rising Divi-
 dends Series..............     1,653      174      536     168      340      66
The GCG Trust Emerging Mar-
 kets Series...............       777      335      481     388      991     627
The GCG Trust Value Equity
 Series....................     1,390       94      367      25       --      --
The GCG Trust Strategic Eq-
 uity Series...............       583      100       25      --       --      --
The GCG Trust Small Cap Se-
 ries......................     1,404      153       --      --       --      --
The GCG Trust Managed
 Global Series.............        96        3       --      --       --      --
Equi-Select Series Trust
 OTC Portfolio.............       127       47       --      --       --      --
Equi-Select Series Trust
 Growth & Income
 Portfolio.................        81       --       --      --       --      --
                              -------  -------  -------  ------  -------  ------
 TOTAL.....................   $24,070  $14,617  $10,941  $7,656  $11,529  $8,391
                              =======  =======  =======  ======  =======  ======

                               SEPARATE ACCOUNT A

                               DECEMBER 31, 1996


NOTE 5--SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
  Policyowner transactions in units were as follows:

                                        PERIOD ENDED DECEMBER 31
                          -----------------------------------------------------
                                1996              1995              1994
                          ----------------- ----------------- -----------------
                          PURCHASES  SALES  PURCHASES  SALES  PURCHASES  SALES
                          --------- ------- --------- ------- --------- -------
Liquid Asset Division...   751,988  792,125  445,345  346,247  303,200  268,664
Limited Maturity Bond
 Division...............    64,993   41,870   21,819    9,470  155,673  150,428
Natural Resources
 Division...............    29,493    9,091    5,298    5,102    9,701    6,485
All-Growth Division.....   131,273   83,029  112,852   77,153  149,488  132,418
Real Estate Division....    15,888    4,944    6,513   23,082   18,801    9,375
Fully Managed Division..    55,652   11,003   16,877   18,610   60,189   10,369
Multiple Allocation
 Division...............    43,404   23,182   29,953   25,061   61,487   12,673
Capital Appreciation
 Division...............   148,680   67,690  106,129   74,482   31,804   24,056
Rising Dividends
 Division...............   113,046   12,227   46,340   14,004   32,582    6,343
Emerging Markets
 Division...............    78,278   33,532   51,859   39,746   82,276   53,904
Value Equity Division...    96,086    6,366   29,415    1,930       --       --
Strategic Equity
 Division...............    51,540    8,565    2,559       --       --       --
Small Cap Division......   121,574   12,919       --       --       --       --
Managed Global
 Division...............     8,986      250       --       --       --       --
OTC Division............     8,153    3,011       --       --       --       --
Growth & Income
 Division...............     6,613        4       --       --       --       --

NOTE 6--NET ASSETS
  Net assets at December 31, 1996 consisted of the following:

                                  LIMITED
                          LIQUID  MATURITY  NATURAL    ALL-     REAL    FULLY
                          ASSET     BOND   RESOURCES  GROWTH   ESTATE  MANAGED
                         DIVISION DIVISION DIVISION  DIVISION DIVISION DIVISION
                         -------- -------- --------- -------- -------- --------
                                         (DOLLARS IN THOUSANDS)
Unit transactions.......  $1,399   $  951    $477     $1,709    $305    $1,676
Accumulated net
investment income
(loss)..................     204      195     116        230      91       240
Net unrealized
appreciation
(depreciation)
of investments..........      --      (69)     (3)       (92)     40       177
                          ------   ------    ----     ------    ----    ------
                          $1,603   $1,077    $590     $1,847    $436    $2,093
                          ======   ======    ====     ======    ====    ======

                          MULTIPLE    CAPITAL     RISING   EMERGING  VALUE   STRATEGIC
                         ALLOCATION APPRECIATION DIVIDENDS MARKETS   EQUITY   EQUITY
                          DIVISION    DIVISION   DIVISION  DIVISION DIVISION DIVISION
                         ---------- ------------ --------- -------- -------- ---------
                                            (DOLLARS IN THOUSANDS)
Unit transactions.......   $1,535      $2,140     $2,122    $1,192   $1,560    $496
Accumulated net
investment
income (loss)...........      459         484         87       (83)      88      23
Net unrealized
appreciation
(depreciation) of
investments.............       35          95        360        10       66      18
                           ------      ------     ------    ------   ------    ----
                           $2,029      $2,719     $2,569    $1,119   $1,714    $537
                           ======      ======     ======    ======   ======    ====

                                             MANAGED           GROWTH &
                                   SMALL CAP  GLOBAL    OTC     INCOME
                                   DIVISION  DIVISION DIVISION DIVISION COMBINED
                                   --------- -------- -------- -------- --------
                                              (DOLLARS IN THOUSANDS)
Unit transactions................   $1,252     $93      $79      $81    $17,067
Accumulated net investment income
(loss)...........................        2      --        6       --      2,142
Net unrealized appreciation
(depreciation)
of investments...................       33       1       (4)       2        669
                                    ------     ---      ---      ---    -------
                                    $1,287     $94      $81      $83    $19,878
                                    ======     ===      ===      ===    =======

                              SEPARATE ACCOUNT A

                               DECEMBER 31, 1996


NOTE 7--UNIT VALUES
  Accumulation unit value information (which is based on total assets) for units outstanding by contract type as of December 31, 1996 was as follows:

SERIES                                        UNITS  UNIT VALUE TOTAL UNIT VALUE
------                                       ------- ---------- ----------------
                                                                 (IN THOUSANDS)
LIQUID ASSET
Variable Life--Single.......................   9,517  $13.914        $  132
Variable Life--Joint........................ 107,210   13.762         1,476
                                                                     ------
                                                                      1,608
LIMITED MATURITY BOND
Variable Life--Single.......................   7,345   15.811           116
Variable Life--Joint........................  61,762   15.588           963
                                                                     ------
                                                                      1,079
NATURAL RESOURCES
Variable Life--Single.......................   3,162   20.599            65
Variable Life--Joint........................  26,012   20.262           527
                                                                     ------
                                                                        592
ALL-GROWTH
Variable Life--Single.......................  14,134   14.373           203
Variable Life--Joint........................ 116,927   14.110         1,649
                                                                     ------
                                                                      1,852
REAL ESTATE
Variable Life--Single.......................   7,818   22.081           173
Variable Life--Joint........................  12,172   21.699           264
                                                                     ------
                                                                        437
FULLY MANAGED
Variable Life--Single.......................   3,076   18.052            56
Variable Life--Joint........................ 114,481   17.828         2,041
                                                                     ------
                                                                      2,097
MULTIPLE ALLOCATION
Variable Life--Single.......................  10,048   18.530           186
Variable Life--Joint........................ 100,956   18.300         1,848
                                                                     ------
                                                                      2,034
CAPITAL APPRECIATION
Variable Life--Single.......................   9,744   17.816           173
Variable Life--Joint........................ 144,809   17.649         2,555
                                                                     ------
                                                                      2,728
RISING DIVIDENDS
Variable Life--Single.......................     950   15.984            15
Variable Life--Joint........................ 161,299   15.880         2,561
                                                                     ------
                                                                      2,576
EMERGING MARKETS
Variable Life--Single.......................   3,859    9.915            38
Variable Life--Joint........................ 110,092    9.850         1,084
                                                                     ------
                                                                      1,122

                               SEPARATE ACCOUNT A

                               DECEMBER 31, 1996


NOTE 7--UNIT VALUES (CONTINUED)

SERIES                                        UNITS  UNIT VALUE TOTAL UNIT VALUE
------                                       ------- ---------- ----------------
                                                                 (IN THOUSANDS)
VALUE EQUITY
Variable Life--Single.......................   1,245  $14.722        $   18
Variable Life--Joint........................ 115,960   14.664         1,700
                                                                     ------
                                                                      1,718
STRATEGIC EQUITY
Variable Life--Joint........................  45,536   11.830           539
SMALL CAP
Variable Life--Single.......................   3,201   11.914            38
Variable Life--Joint........................ 105,454   11.890         1,254
                                                                     ------
                                                                      1,292
MANAGED GLOBAL
Variable Life--Joint........................   8,736   10.740            94
OTC
Variable Life--Joint........................   5,142   15.860            82
GROWTH & INCOME
Variable Life--Joint........................   6,609   12.523            83

                      REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder

Golden American Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Golden Amer-ican Life Insurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994. Our audits also included the financial statements schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these fi-nancial statements and schedules based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                              [SIGNATURE OF ERNST & YOUNG LLP APPEARS HERE]

Des Moines, Iowa

February 11, 1997

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            POST-ACQUISITION   PRE-ACQUISITION
                                                                                            DECEMBER 31, 1996 DECEMBER 31, 1995
                                                                                            ----------------- -----------------
ASSETS:
Investments:
 Fixed maturities, available for sale, at fair value
  (cost: 1996 -- $275,153; 1995 -- $48,671)................................................    $  275,563        $   49,629
 Equity securities, at fair value (cost: 1996 -- $36;
  1995 -- $27).............................................................................            33                29
 Mortgage loans on real estate.............................................................        31,459                --
 Policy loans..............................................................................         4,634             2,021
 Short-term investments....................................................................        12,631            15,614
                                                                                               ----------        ----------
  Total Investments........................................................................       324,320            67,293
 Cash and cash equivalents.................................................................         5,839             5,046
 Accrued investment income.................................................................         4,139               768
 Deferred policy acquisition costs.........................................................        11,468            67,314
 Present value of in force acquired........................................................        83,051             6,057
 Property and equipment, less allowances for depreciation of $63 in 1996 and $86 in 1995...           699               490
 Goodwill, less accumulated amortization of $589 in 1996...................................        38,665                --
 Other assets..............................................................................         2,471             7,136
 Separate account assets...................................................................     1,207,247         1,048,953
                                                                                               ----------        ----------
  Total Assets.............................................................................    $1,677,899        $1,203,057
                                                                                               ==========        ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Policy liabilities and accruals:
 Future policy benefits:
   Annuity and interest sensitive life products............................................    $  285,287        $   33,673
   Unearned revenue reserve................................................................         2,063             6,556
                                                                                               ----------        ----------
                                                                                                  287,350            40,229

Deferred income taxes......................................................................           365                --
Surplus note...............................................................................        25,000                --
Due to affiliates..........................................................................         1,504               675
Other liabilities..........................................................................        15,949            15,075
Separate account liabilities...............................................................     1,207,247         1,048,953
                                                                                               ----------        ----------
  Total Liabilities........................................................................     1,537,415         1,104,932
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
 Common stock, par value $10 per share, authorized, issued and outstanding 250,000 shares..         2,500             2,500
 Redeemable preferred stock, par value $5,000 per share, 50,000 shares authorized (1995 --
   10,000 shares issued and outstanding)...................................................            --            50,000
 Additional paid-in capital................................................................       137,372            45,030
 Unrealized appreciation (depreciation) of securities at fair value........................           262               658
 Retained earnings (deficit)...............................................................           350               (63)
                                                                                               ----------        ----------
  Total Stockholder's Equity...............................................................       140,484            98,125
                                                                                               ----------        ----------
  Total Liabilities and Stockholder's Equity...............................................    $1,677,899        $1,203,057
                                                                                               ==========        ==========

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF INCOME

                          (DOLLARS IN THOUSANDS)

                                                        POST-ACQUISITION           PRE-ACQUISITION
                                                        ----------------- ---------------------------------
                                                         FOR THE PERIOD   FOR THE PERIOD
                                                         AUGUST 14, 1996  JANUARY 1, 1996   FOR THE YEAR      FOR THE YEAR
                                                             THROUGH          THROUGH           ENDED             ENDED
                                                        DECEMBER 31, 1996 AUGUST 13, 1996 DECEMBER 31, 1995 DECEMBER 31, 1994
                                                        ----------------- --------------- ----------------- -----------------
REVENUES:
Annuity and interest sensitive life product charges....     $  8,768         $ 12,259          $18,388          $ 17,519
Management fee revenue.................................          877            1,390              987                --
Net investment income..................................        5,795            4,990            2,818               560
Realized gains (losses) on investments.................           42             (420)             297                65
Other income...........................................          486               70               63                --
                                                            --------         --------          -------          --------
                                                              15,968           18,289           22,553            18,144
INSURANCE BENEFITS AND EXPENSES:
Annuity and interest sensitive life benefits:
 Interest credited to account balances.................        5,741            4,355            1,322                40
 Benefit claims incurred in excess of account
  balances.............................................        1,262              915            1,824                (5)
Underwriting, acquisition, and insurance expenses:
 Commissions...........................................        9,866           16,549            7,983            16,978
 General expenses......................................        5,906            9,422           12,650            12,921
 Insurance taxes.......................................          672            1,225              952               373
 Policy acquisition costs deferred.....................      (11,712)         (19,300)          (9,804)          (23,119)
 Amortization:
  Deferred policy acquisition costs....................          244            2,436            2,710             4,608
  Present value of in force acquired...................        2,745              951            1,552             2,164
  Goodwill.............................................          589               --               --                --
                                                            --------         --------          -------          --------
                                                              15,313           16,553           19,189            13,960
Interest expense.......................................           85               --               --             1,962
                                                            --------         --------          -------          --------
                                                              15,398           16,553           19,189            15,922
                                                            --------         --------          -------          --------
                                                                 570            1,736            3,364             2,222
Income taxes...........................................          220           (1,463)              --                --
                                                            --------         --------          -------          --------
Net Income.............................................     $    350         $  3,199          $ 3,364          $  2,222
                                                            ========         ========          =======          ========

                            See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

        CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   PRE-ACQUISITION
                         -------------------------------------------------------------------
                                                        UNREALIZED
                                                       APPRECIATION
                                REDEEMABLE ADDITIONAL (DEPRECIATION) RETAINED      TOTAL
                         COMMON PREFERRED   PAID-IN   OF SECURITIES  EARNINGS  STOCKHOLDER'S
                         STOCK    STOCK     CAPITAL   AT FAIR VALUE  (DEFICIT)    EQUITY
                         ------ ---------- ---------- -------------- --------- -------------
Balance at January 1,
1994.................... $2,500             $ 28,336     $    62      $(2,301)   $ 28,597
 Issuance of 10,000
 shares of preferred
 stock..................     --  $ 50,000         --          --           --      50,000
 Contribution of
 capital................     --        --      8,750          --           --       8,750
 Net income for 1994....     --        --         --          --        2,222       2,222
 Unrealized depreciation
 of securities at fair
 value..................     --        --         --         (63)          --         (63)
                         ------  --------   --------     -------      -------    --------
Balance at December 31,
1994....................  2,500    50,000     37,086          (1)         (79)     89,506
 Contribution of
 capital................     --        --      7,944          --           --       7,944
 Net income for 1995....     --        --         --          --        3,364       3,364
 Preferred stock
 dividends..............     --        --         --          --       (3,348)     (3,348)
 Unrealized appreciation
 of securities at fair
 value..................     --        --         --         659           --         659
                         ------  --------   --------     -------      -------    --------
Balance at December 31,
1995....................  2,500    50,000     45,030         658          (63)     98,125
 Net income for the
 period January 1, 1996
 to August 13, 1996.....     --        --         --          --        3,199       3,199
 Preferred stock
 dividends..............     --        --         --          --         (719)       (719)
 Unrealized depreciation
 of securities at fair
 value..................     --        --         --      (1,175)          --      (1,175)
                         ------  --------   --------     -------      -------    --------
Balance at August 13,
1996.................... $2,500  $ 50,000   $ 45,030     $  (517)     $ 2,417    $ 99,430
                         ======  ========   ========     =======      =======    ========
                                                  POST-ACQUISITION
                         -------------------------------------------------------------------
                                                        UNREALIZED
                                                       APPRECIATION
                                REDEEMABLE ADDITIONAL (DEPRECIATION) RETAINED      TOTAL
                         COMMON PREFERRED   PAID-IN   OF SECURITIES  EARNINGS  STOCKHOLDER'S
                         STOCK    STOCK     CAPITAL   AT FAIR VALUE  (DEFICIT)    EQUITY
                         ------ ---------- ---------- -------------- --------- -------------
Balance at August 14,
1996.................... $2,500  $ 50,000   $ 87,372          --           --    $139,872
 Contribution of
 preferred stock to
 additional paid-in
 capital................     --   (50,000)    50,000          --           --          --
 Net income for the
 period August 14, 1996
 to December 31, 1996...     --        --         --          --      $   350         350
 Unrealized appreciation
 of securities at fair
 value..................     --        --         --     $   262           --         262
                         ------  --------   --------     -------      -------    --------
Balance at December 31,
1996.................... $2,500  $     --   $137,372     $   262      $   350    $140,484
                         ======  ========   ========     =======      =======    ========

                          See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (DOLLARS IN THOUSANDS)

                          POST-ACQUISITION               PRE-ACQUISITION
                          ----------------- -----------------------------------------
                           FOR THE PERIOD   FOR THE PERIOD    FOR THE      FOR THE
                           AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                               THROUGH          THROUGH     DECEMBER 31, DECEMBER 31,
                          DECEMBER 31, 1996 AUGUST 13, 1996     1995         1994
                          ----------------- --------------- ------------ ------------
OPERATING ACTIVITIES
Net income..............      $    350         $  3,199       $ 3,364      $  2,222
Adjustments to reconcile
net income to net cash
provided by (used in)
operations:
 Adjustments related to
 annuity and interest
 sensitive life
 products:
  Change in annuity and
  interest sensitive
  life product
  reserves..............         5,106            4,472         4,664        (1,370)
  Change in unearned
  revenues..............         2,063            2,084         4,949         1,594
 Increase in accrued
 investment income......          (877)          (2,494)         (676)          (24)
 Policy acquisition
 costs deferred.........       (11,712)         (19,300)       (9,804)      (23,119)
 Amortization of
 deferred policy
 acquisition costs......           244            2,436         2,710         4,608
 Amortization of present
 value of in force
 acquired...............         2,745              951         1,552         2,164
 Change in other assets,
 other liabilities and
 accrued income taxes...           (96)           4,672         4,686        (4,543)
 Provision for
 depreciation and
 amortization...........         1,242              703          (142)           13
 Provision for deferred
 income taxes...........           220           (1,463)           --            --
 Realized (gains) losses
 on investments.........           (42)             420          (297)          (65)
                              --------         --------       -------      --------
Net cash provided by
(used in) operating
activities..............          (757)          (4,320)       11,006       (18,520)

INVESTING ACTIVITIES
Sale, maturity or
repayment of
investments:
 Fixed maturities--
 available for sale.....        47,453           55,091        24,026            --
 Fixed maturities--held
 for investment.........            --               --            --           321
 Equity securities......            --               --            --           313
 Mortgage loans on real
 estate.................            40               --            --            --
 Short-term
 investments--net.......         2,629              354            --         1,299
                              --------         --------       -------      --------
                                50,122           55,445        24,026         1,933
Acquisition of
investments:
 Fixed maturities--
 available for sale.....      (147,170)        (184,589)      (61,723)           --
 Fixed maturities--held
 for investment.........            --               --            --          (857)
 Equity securities......            (5)              --           (10)           (7)
 Mortgage loans on real
 estate.................       (31,499)              --            --            --
 Policy loans--net......          (637)          (1,977)       (1,508)         (369)
 Short-term
 investments--net.......            --               --        (1,681)           --
                              --------         --------       -------      --------
                              (179,311)        (186,566)      (64,922)       (1,233)
 Funds held in escrow
 pursuant to an Exchange
 Agreement..............            --               --        (1,242)       (1,382)
 Purchase of property
 and equipment..........          (137)              --            --            --
                              --------         --------       -------      --------
Net cash used in
investing activities....      (129,326)        (131,121)      (42,138)         (682)

                          See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                          (DOLLARS IN THOUSANDS)

                                                                  POST-ACQUISITION               PRE-ACQUISITION
                                                                  ----------------- -----------------------------------------
                                                                   FOR THE PERIOD   FOR THE PERIOD    FOR THE      FOR THE
                                                                   AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                       THROUGH          THROUGH     DECEMBER 31, DECEMBER 31,
                                                                  DECEMBER 31, 1996 AUGUST 13, 1996     1995         1994
                                                                  ----------------- --------------- ------------ ------------
FINANCING ACTIVITIES
Retirement of short-term debt....................................     $      --        $      --      $     --     $(40,000)
Proceeds from issuance of surplus note...........................        25,000               --            --           --
Receipts from annuity and interest sensitive life policies
credited to policyholder account balances........................       116,819          149,750        29,501           --
Return of policyholder account balances on annuity and interest
sensitive life policies..........................................        (3,315)          (2,695)       (1,543)          --
Net reallocations (to) from Separate Accounts....................       (10,237)          (8,286)           --           --
Contributions of capital by parent...............................            --               --         7,944        8,750
Issuance of preferred stock......................................            --               --            --       50,000
Dividends paid on preferred stock................................            --             (719)       (3,348)          --
                                                                      ---------        ---------      --------     --------
Net cash provided by financing activities........................       128,267          138,050        32,554       18,750
                                                                      ---------        ---------      --------     --------
Increase (decrease) in cash and cash equivalents.................        (1,816)           2,609         1,422         (452)
Cash and cash equivalents at beginning of period.................         7,655            5,046         3,624        4,076
                                                                      ---------        ---------      --------     --------
Cash and cash equivalents at end of period.......................     $   5,839        $   7,655      $  5,046     $  3,624
                                                                      =========        =========      ========     ========

                          See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DECEMBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Consolidation

  The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly-owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden") collectively the "Company". First Golden was capitalized by Golden American on December 17, 1996. All significant intercompany accounts and transactions have been elimi-nated.

Organization

  Golden American offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997, First Golden became licensed to sell insurance products in the state of New York. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are individuals and families.

  On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable") and its wholly-owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood") pursuant to the terms of a Stock Purchase Agreement between Equitable and Whitewood (the "Purchase Agree-ment"). See Note 5 for additional information.

  For financial statement purposes, the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase acqui-sition effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at that date. As a result, the Company's financial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of ac-counting, while the financial statements for August 13, 1996 and prior periods are presented on the Pre-Acquisition historical cost basis of accounting.

Investments

  Fixed Maturities: Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" re-quires fixed maturity securities to be designated as either "available for sale", "held for investment" or "trading". Sales of fixed maturities desig-nated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after ad-justment for related changes in deferred policy acquisition costs, present value of in force acquired, policy reserves and deferred income taxes. At De-cember 31, 1996 and 1995, all of the Company's fixed maturity securities are designated as available for sale although the Company is not precluded from designating fixed maturity securities as held for investment or trading at some future date. Securities the Company has the positive intent and ability to hold to maturity are designated as "held for investment". Held for invest-ment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Sales of securities designated as held for investment are severely restricted by SFAS No. 115. Securities that are bought and held principally for the purpose of selling them in the near term are designated as trading se-curities. Unrealized gains and losses on trading securities are included in current earnings. Transfers of securities between categories are restricted and are recorded at fair value at the time of the transfer. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost ba-sis by a charge to realized losses in the Company's Statements of Income. Pre-miums and discounts are amortized/accrued utilizing the scientific interest method which results in a constant yield over the security's expected life. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

  Equity Securities: Equity securities are reported at estimated fair value if readily marketable or at cost if not readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockhold-er's equity. Equity

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statement of Income.

  Mortgage loans: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is re-duced to the present value of expected future cash flows from the loan, dis-counted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allow-ance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

  Other investments: Policy loans are reported at unpaid principal. Short-term investments are reported at cost adjusted for amortization of premiums and ac-crual of discounts.

  Fair Values: Estimated fair values, as reported herein, of publicly traded fixed maturity securities are as reported by an independent pricing service. Fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of pri-vate placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consists of the Company's investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios un-derlying the separate accounts. Realized gains and losses are determined on the basis of specific identification and average cost methods for manager ini-tiated and issuer initiated disposals, respectively.

Cash and Cash Equivalents

  For purposes of the consolidated statement of cash flows, the Company con-siders all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

Deferred Policy Acquisition Costs

  Certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been de-ferred. Acquisition costs for variable annuity and life products are being am-ortized generally in proportion to the present value (using the assumed cred-iting rate) of expected future gross profits. This amortization is adjusted retrospectively, or "unlocked", when the Company revises its estimate of cur-rent or future gross profits to be realized from a group of products. Deferred policy acquisition costs are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has des-ignated as "available for sale" under SFAS No. 115.

Present Value of in Force Acquired

  As a result of the acquisition of Golden American, a portion of the acquisi-tion cost was allocated to the right to receive future cash flows from the ex-isting insurance contracts. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased pol-icies calculated by discounting actuarially determined expected cash flows at the discount rate determined by the purchaser. Interest is imputed on the un-amortized balance of PVIF at rates of 7.70% to 7.80%. Amortization of PVIF is charged to expense in proportion to expected gross profits. This amortization is adjusted retrospectively, or "unlocked", when the Company revises its esti-mate of current or future gross profits to be realized from the insurance con-tracts acquired. PVIF is adjusted to reflect the pro forma impact of unrealized gains (losses) on available for sale fixed maturities.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

Property and Equipment

  Property and equipment primarily represent leasehold improvements at the Golden American headquarters, office furniture and equipment and capitalized computer software and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allow-ances for depreciation. Depreciation expense is computed primarily on the ba-sis of straight-line method over the estimated useful lives of the assets.

Goodwill

  Goodwill was established as a result of the acquisition discussed above and is being amortized over 25 years on a straight line basis. See Note 5 for ad-ditional information.

Future Policy Benefits

  Future policy benefits for fixed interest divisions of the variable prod-ucts, are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 4.00% to 7.25% during 1996.

  The unearned revenue reserve represents unearned distribution fees discussed below. These distribution fees have been deferred and are amortized over the life of the contract in proportion to its expected gross profits.

Separate Accounts

  Assets and liabilities of the separate accounts reported in the accompanying balance sheets represent funds that are separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Company, bear the investment risk for variable products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable annuity and variable life products in shares of specified mu-tual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets applicable to variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

  Variable separate account assets carried at fair value of the underlying in-vestments generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompany-ing Statement of Income.

  Product charges recorded by the Company from variable annuity and variable life products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

Deferred Income Taxes

  Deferred tax assets or liabilities are computed based on the difference be-tween the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on eq-uity securities and fixed maturity securities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or lia-bilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits re-flected in the Company's State

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

ment of Income are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

Dividend Restrictions

  Golden American's ability to pay dividends to its parent is restricted be-cause prior approval of insurance regulatory authorities is required for pay-ment of dividends to the stockholder which exceed an annual limitation. During 1997, Golden American could pay dividends to its parent of approximately $2,186,000 without prior approval of statutory authorities. The Company has maintained adequate statutory capital and surplus and has not used surplus re-lief or financial reinsurance, which have come under scrutiny by many state insurance departments.

Use Of Estimates

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the preparation period. Actual results could differ from those estimates.

  Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of mate-rial reported amounts and disclosures. Included among the material (or poten-tially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of poli-cyholder liabilities, (2) policyholder liabilities, (3) deferred policy acqui-sition costs and present value of in force acquired, (4) fair values of assets and liabilities recorded as a result of acquisition transactions, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies in-cluding legal matters, if a liability is anticipated and can be reasonably es-timated. Estimates and assumptions regarding all of the preceding are inher-ently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

Reclassification

  Certain amounts in the 1995 and 1994 financial statements have been reclas-sified to conform to the 1996 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING

  The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquir-ing new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was es-tablished as a result of an acquisition and is amortized and charged to ex-pense; (3) future policy benefit reserves for the fixed interest divisions of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodolo-gies utilizing statutory interest rates; (4) reserves are reported before re-duction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to deferred income taxes (if ap-plicable) and deferred policy acquisition costs, credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturity securities is reduced to fair value by a charge to re-alized losses in the Statements of Income when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

rather than deferred and amortized over the remaining life of the fixed matu-rity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capi-talized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable annuity and vari-able life products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; and (11) assets and liabili-ties are restated to fair values when a change in ownership occurs, with pro-visions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

  Net income (loss) for Golden American, as determined in accordance with statutory accounting practices was $(9,188,000) in 1996, $(4,117,000) in 1995 and $(11,260,000) in 1994. Total statutory capital and surplus was $80,430,000 at December 31, 1996 and $66,357,000 at December 31, 1995.

3. INVESTMENT OPERATIONS

Investment Results

  Major categories of net investment income are summarized below:

                                                                  POST-ACQUISITION               PRE-ACQUISITION
                                                                  ----------------- -----------------------------------------
                                                                   FOR THE PERIOD   FOR THE PERIOD    FOR THE      FOR THE
                                                                   AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                       THROUGH      THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                                                  DECEMBER 31, 1996    13, 1996         1995         1994
                                                                  ----------------- --------------- ------------ ------------
                                                                                    (DOLLARS IN THOUSANDS)
   Fixed maturities..............................................      $5,083           $4,507         $1,610        $142
   Equity securities.............................................         103               --             --           1
   Mortgage loans on real estate.................................         203               --             --          --
   Policy loans..................................................          78               73             56          11
   Short-term investments........................................         441              341            899         226
   Other, net....................................................           2               22            148          99
   Funds held in escrow..........................................          --              145            166          83
                                                                       ------           ------         ------        ----
   Gross investment income.......................................       5,910            5,088          2,879         562
   Less investment expenses......................................        (115)             (98)           (61)         (2)
                                                                       ------           ------         ------        ----
   Net investment income.........................................      $5,795           $4,990         $2,818        $560
                                                                       ======           ======         ======        ====

  Realized gains (losses) are as follows:

                                                                                           REALIZED*
                                                                  -----------------------------------------------------------
                                                                  POST-ACQUISITION               PRE-ACQUISITION
                                                                  ----------------- -----------------------------------------
                                                                   FOR THE PERIOD   FOR THE PERIOD
                                                                   AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                       THROUGH      THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                                                  DECEMBER 31, 1996    13, 1996         1995         1994
                                                                  ----------------- --------------- ------------ ------------
                                                                                    (DOLLARS IN THOUSANDS)
   Fixed maturities:
    Available for sale...........................................        $42             $(420)         $297
    Held for investment..........................................         --                --            --         $ 2
   Equity securities.............................................         --                --            --          63
                                                                         ---             -----          ----         ---

   Realized gains (losses) on investments........................        $42             $(420)         $297         $65
                                                                         ===             =====          ====         ===

-------------------

* See Note 6 for the income tax effects attributable to realized gains and losses on investments.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  The change in unrealized appreciation (depreciation) on securities at fair value is as follows:

                                                                                         UNREALIZED
                                                                -------------------------------------------------------------
                                                                 POST-ACQUISITION                PRE-ACQUISITION
                                                                ------------------- -----------------------------------------
                                                                  FOR THE PERIOD    FOR THE PERIOD
                                                                  AUGUST 14, 1996   JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                      THROUGH       THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                                                DECEMBER 31, 1996**    13, 1996         1995         1994
                                                                ------------------- --------------- ------------ ------------
                                                                                   (DOLLARS IN THOUSANDS)
   Fixed maturities:
    Available for sale.........................................        $410             $(2,087)       $  958       $ (65)
    Held for investment........................................          --                  --            90          --
   Equity securities...........................................          (3)                  1             3         (63)
                                                                       ----             -------        ------       -----
   Unrealized appreciation (depreciation) of securities........        $407             $(2,086)       $1,051       $(128)
                                                                       ====             =======        ======       =====

-------------------

** On August 13, 1996, all fixed maturities and equity securities in the Company's investment portfolio were marked to market.

  At December 31, 1996 and December 31, 1995, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturity securities, all of which are designated as available for sale, are as follows:

                                                 POST-ACQUISITION
                                     -----------------------------------------
                                                 GROSS      GROSS    ESTIMATED
                                     AMORTIZED UNREALIZED UNREALIZED   FAIR
   DECEMBER 31, 1996                   COST      GAINS      LOSSES     VALUE
   -----------------                 --------- ---------- ---------- ---------
                                              (DOLLARS IN THOUSANDS)
   U.S. government and governmental
   agencies and authorities:
    Mortgage-backed securities...... $ 70,902    $  122     $(247)   $ 70,777
    Other...........................    3,082         2        (4)      3,080
   Public utilities.................   35,893       193       (38)     36,048
   Investment grade corporate.......  134,487       586      (466)    134,607
   Below investment grade
   corporate........................   25,921       249       (56)     26,114
   Mortgage-backed securities.......    4,868        69        --       4,937
                                     --------    ------     -----    --------
   Total............................ $275,153    $1,221     $(811)   $275,563
                                     ========    ======     =====    ========

                                                   PRE-ACQUISITION
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED   FAIR
   DECEMBER 31, 1995                    COST      GAINS      LOSSES     VALUE
   -----------------                  --------- ---------- ---------- ---------
                                               (DOLLARS IN THOUSANDS)
   U.S. government and governmental
   agencies and authorities--Other..   $13,334     $176                $13,510
   Public utilities.................     5,276       26                  5,302
   Investment grade corporate.......    27,042      700       $(31)     27,711
   Mortgage-backed securities.......     3,019       87         --       3,106
                                       -------     ----       ----     -------
   Total............................   $48,671     $989       $(31)    $49,629
                                       =======     ====       ====     =======

  At December 31, 1996, net unrealized investment gains on fixed maturities designated as available for sale totaled $410,000. This appreciation caused an increase to stockholder's equity of $265,000 at December 31, 1996 (net of de-ferred income taxes of $145,000). No fixed maturity securities were designated as held for investment at December 31, 1996 or 1995. Short-term investments with maturities of 30 days or less have been excluded from the above sched-ules. Amortized cost approximates fair value for these securities.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1996, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              POST-ACQUISITION
                                                             -------------------
                                                                       ESTIMATED
                                                             AMORTIZED   FAIR
   DECEMBER 31, 1996                                           COST      VALUE
   -----------------                                         --------- ---------
                                                                 (DOLLARS IN
                                                                 THOUSANDS)
   Due within one year...................................... $ 15,908  $ 15,930
   Due after one year through five years....................  122,958   123,487
   Due after five years through ten years...................   60,517    60,432
                                                             --------  --------
                                                              199,383   199,849
   Mortgage-backed securities...............................   75,770    75,714
                                                             --------  --------
   Total.................................................... $275,153  $275,563
                                                             ========  ========

  An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                                      GROSS    GROSS   PROCEEDS
                                           AMORTIZED REALIZED REALIZED   FROM
                                             COST     GAINS    LOSSES    SALE
                                           --------- -------- -------- --------
                                                  (DOLLARS IN THOUSANDS)
   For the period August 14, 1996 through
   December 31, 1996:
    Scheduled principal repayments, calls
    and tenders...........................  $ 1,612                    $ 1,612
    Sales.................................   45,799    $115    $ (73)   45,841
                                            -------    ----    -----   -------
   Total..................................  $47,411    $115    $ (73)  $47,453
                                            =======    ====    =====   =======
   For the period January 1, 1996 through
   August 13, 1996:
    Scheduled principal repayments, calls
    and tenders...........................  $ 1,801                    $ 1,801
    Sales.................................   53,710    $152    $(572)   53,290
                                            -------    ----    -----   -------
   Total..................................  $55,511    $152    $(572)  $55,091
                                            =======    ====    =====   =======
   Year ended December 31, 1995:
    Scheduled principal repayments, calls
    and tenders...........................  $20,279    $305    $ (16)  $20,568
    Sales.................................    3,450       8       --     3,458
                                            -------    ----    -----   -------
   Total..................................  $23,729    $313    $ (16)  $24,026
                                            =======    ====    =====   =======
   Year ended December 31, 1994:
    Scheduled principal repayments,
    tenders (available for sale only) and
    calls--held for investment............  $   319    $  2    $  --   $   321
                                            -------    ----    -----   -------
   Total..................................  $   319    $  2    $  --   $   321
                                            =======    ====    =====   =======

  Investment Valuation Analysis: The company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any of its investments has been impaired. The carrying value of debt and equity securi-ties is written down to fair value by a charge to realized losses when an im-pairment in value appears to be other than temporary. During 1996 and 1995, no investments were identified as having an impairment other than temporary.

  Investments on Deposit: At December 31, 1996 and 1995, affidavits of depos-its covering bonds with a par value of $6,605,000 and $2,695,000, respective-ly, were on deposit with regulatory authorities pursuant to certain statutory requirements.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  Investment Diversifications: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regu-latory authorities. Fixed maturity investments included investments in various government bonds and government or agency mortgage-backed securities (27% in 1996 and 1995), public utilities (13% in 1996, 11% in 1995), basic industrials (30% in 1996, 20% in 1995) and financial companies (18% in 1996, 30% in 1995).
Mortgage loans on real estate have been analyzed by geographical location and 17% of all mortgage loans are in Georgia. There are no other concentrations of mortgage loans in any state exceeding ten percent in 1996. Mortgage loans on real estate have also been analyzed by collateral type with significant con-centrations identified in office buildings (36% in 1996), industrial buildings (31% in 1996) and multi-family residential buildings (27% in 1996). Equity se-curities and investments accounted for by the equity method are not signifi-cant to the Company's overall investment portfolio.

  No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockhold-er's equity at December 31, 1996.

4. FAIR VALUES OF FINANCIAL INSTRUMENTS

  SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" re-quires disclosure of estimated fair value of all financial instruments, in-cluding both assets and liabilities recognized and not recognized in a Company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclo-sure about Derivative Financial Instruments and Fair Value of Financial In-struments" requires additional disclosures about derivative financial instru-ments. Most of the Company's investments, insurance liabilities and debt fall within the standards' definition of a financial instrument. Although the Company's insurance liabilities are specifically exempted from this disclosure requirement, estimated fair value disclosure of these liabilities is also pro-vided in order to make the disclosures more meaningful. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

  The Company closely monitors the composition and yield of its invested as-sets, the duration and interest credited on insurance liabilities and result-ing interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance con-tracts. As discussed below, the Company has used discount rates in its deter-mination of fair values for its liabilities which are consistent with market yields for related assets. The use of the asset market yield is consistent with management's opinion that the risks inherent in its asset and liability portfolios are similar. This assumption, however, might not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  The following compares carrying values as shown for financial reporting pur-poses with estimated fair values.

                                                            DECEMBER 31, 1996
                                                          ---------------------
                                                           CARRYING  ESTIMATED
                                                            VALUE    FAIR VALUE
                                                          ---------- ----------
                                                               (DOLLARS IN
                                                               THOUSANDS)
   ASSETS
   Balance sheet financial assets:
    Fixed maturities available for sale.................. $  275,563 $  275,563
    Equity securities....................................         33         33
    Mortgage loans on real estate........................     31,459     30,979
    Short-term investments...............................     12,631     12,631
    Cash and cash equivalents............................      5,839      5,839
    Other receivables....................................      4,214      4,214
    Separate account assets..............................  1,207,247  1,207,247
                                                          ---------- ----------
                                                           1,536,986  1,536,506
   Deferred policy acquisition costs.....................     11,468         --
   Present value of in force acquired....................     83,051         --
   Goodwill..............................................     38,665         --
   Deferred income taxes on fair value adjustments.......         --      7,741
   Non-financial assets..................................      3,095      3,095
                                                          ---------- ----------
   Total assets.......................................... $1,673,265 $1,547,342
                                                          ========== ==========
   LIABILITIES AND STOCKHOLDER'S EQUITY
   Balance sheet financial liabilities:
     Future policy benefits (net of related policy
     loans):
       Annuity products.................................. $  280,076 $  253,012
       Interest sensitive life products..................      2,640      2,368
                                                          ---------- ----------
                                                             282,716    255,380
   Surplus note..........................................     25,000     28,878
   Separate account liabilities..........................  1,207,247  1,119,158
                                                          ---------- ----------
                                                           1,514,963  1,403,416
   Non-financial liabilities.............................     17,818     17,818
                                                          ---------- ----------
   Total liabilities.....................................  1,532,781  1,421,234
   Stockholder's equity..................................    140,484    126,108
                                                          ---------- ----------
   Total liabilities and stockholder's equity............ $1,673,265 $1,547,342
                                                          ========== ==========

  The following methods and assumptions were used by the Company in estimating fair values.

  Fixed maturities: Estimated fair values of publicly traded securities are as reported by an independent pricing service. Estimated fair values of conven-tional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a ma-trix calculation assuming a spread over U.S. Treasury bonds based upon the ex-pected average lives of the securities.

  Equity securities: Estimated fair values of equity securities, which consist of the Company's investment in the portfolios underlying its separate ac-counts, are based upon the quoted fair value of the individual securities com-prising the individual portfolios underlying the separate accounts. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality.

  Mortgage loans on real estate: Fair values are estimated by discounting ex-pected cash flows, using interest rates currently offered for similar loans.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  Short-term investments, cash and cash equivalents, and other receivables:
Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments, due to their short-term nature.

  Deferred policy acquisition costs, present value of in force acquired and goodwill: For historical cost purposes, the recovery of policy acquisition costs and present value of in force acquired is based on the realization, among other things, of future interest spreads and gross premiums on in force business. Because these cash flows are considered in the computation of the future policy benefit cash flows, the deferred policy acquisition cost and present value of in force acquired balances do not appear on the estimated fair value balance sheet. Goodwill does not appear in the estimated fair value balance sheet because no cash flows are related to this asset.

  Separate account assets: Separate account assets represent the estimated fair values of the underlying securities in the Company's historical cost and estimated fair value basis balance sheets.

  Future policy benefits: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are based upon discounted cash flow calculations. Cash flows of fu-ture policy benefits are discounted using the market yield rate of the assets supporting these liabilities. Estimated fair values are presented net of the estimated fair value of corresponding policy loans due to the interdependent nature of the cash flows associated with these items.

  Surplus note: Estimated fair value of the Company's surplus note was based upon discounted future cash flows using a discount rate approximating the Company's return on invested assets.

  Separate account liabilities: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are based upon assumptions using an estimated long-term average market rate of return to discount future cash flows. The reduction in fair values for separate account liabilities reflect the present value of future revenue from product charges, distribution fees or surrender charges.

  Deferred income taxes on fair value adjustments: Deferred income taxes have been reported at the statutory rate for the differences (except for those at-tributed to permanent differences) between the carrying value and estimated fair value of assets and liabilities set forth herein.

  Non-financial assets and liabilities: Values are presented at historical cost. Non-financial assets consist primarily of property and equipment, re-ceivable from the Separate Accounts and restricted stock assets. Non-financial liabilities consist primarily of outstanding checks, guaranty fund assessments payable, payables for investments and suspense accounts.

  At December 31, 1995, the carrying amounts reported for the financial in-struments consisting primarily of short-term investments, policy loans, the adjustable principal amount promissory note and insurance and annuity reserves approximate fair value.

  SFAS No. 107 and SFAS No. 119 require disclosure of estimated fair value in-formation about financial instruments, whether or not recognized in the con-solidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the de-rived fair value estimates cannot be substantiated by comparison to indepen-dent markets and, in many cases, could not be realized in immediate settlement of the instrument. The above presentation should not be viewed as an appraisal as there are several factors, such as the fair value associated with customer or agent relationships and other intangible items, which have not been consid-ered. In addition, interest rates and other assumptions might be modified if an actual appraisal were to be performed. Accordingly, the aggregate estimated fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

5. ACQUISITION

  Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly-owned subsidiary of Bankers Trust, pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capi-tal stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit ar-rangement. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc.

  Accounting Treatment: The acquisition was accounted for as a purchase re-sulting in a new basis of accounting, reflecting estimated fair values for as-sets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased--BT Variable, DSI and Golden American. Goodwill was established for the excess of the acquisition cost over the fair value of the net assets acquired and pushed down to Golden American. The acquisition cost is preliminary with respect to the final settlement of taxes with Bankers Trust and estimated expenses and, as a result, goodwill may change. The allo-cation of the purchase price to Golden American was approximately $139,872,000. The amount of goodwill relating to the acquisition was $39,254,000 at the acquisition date and is being amortized over 25 years on a straight line basis. The carrying value of goodwill will be reviewed periodi-cally for any indication of impairment in value.

  Pro Forma Information (Unaudited): The following pro forma information is presented as if the acquisition had occurred on January 1, 1995. The informa-tion is combined to reflect the purchase accounting in the pre-acquisition pe-riods of January 1, 1996 through August 13, 1996 and for the year ended Decem-ber 31, 1995. This information is intended for informational purposes only and may not be indicative of the Company's future results of operations.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                 ---------------
                                                                  1996    1995
                                                                 ------- -------
                                                                   (DOLLARS IN
                                                                   THOUSANDS)
                                                                   (UNAUDITED)
   Revenues..................................................... $35,955 $25,149
   Net income...................................................     799   1,093

  The primary pro forma effects are revised amortization of deferred policy acquisition costs, present value of in force acquired, unearned revenue, good-will and the elimination of deferred tax benefits.

  Present Value of In Force Acquired: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of ac-quisition. This allocated cost represents the present value of in force ac-quired ("PVIF") which reflects the value of those purchased policies calcu-lated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

  An analysis of the PVIF asset is as follows:

                                                                  POST-ACQUISITION               PRE-ACQUISITION
                                                                  ----------------- -----------------------------------------
                                                                   FOR THE PERIOD   FOR THE PERIOD
                                                                   AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                       THROUGH          THROUGH     DECEMBER 31, DECEMBER 31,
                                                                  DECEMBER 31, 1996 AUGUST 13, 1996     1995         1994
                                                                  ----------------- --------------- ------------ ------------
                                                                                    (DOLLARS IN THOUSANDS)
   Beginning balance.............................................      $85,796          $ 6,057       $ 7,620      $ 9,784
   Imputed interest..............................................        2,465              273           548          696
   Amortization..................................................       (5,210)          (1,224)       (2,100)      (2,860)
   Adjustment for unrealized gains on available for sale
   securities....................................................           --               11           (11)          --
                                                                       -------          -------       -------      -------
   Ending balance................................................      $83,051          $ 5,117       $ 6,057      $ 7,620
                                                                       =======          =======       =======      =======

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  Pre-Acquisition PVIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit on September 30, 1992. See Note 8, contingent liability for additional informa-tion.

  Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80% for the period August 14, 1996 through December 31, 1996. PVIF is charged to expense and adjusted for the unrealized gains (losses) on available for sale securities. Based on current conditions and assumptions as to the fu-ture events on acquired policies in force, the expected approximate net amor-tization for the next five years, relating to the balance of the PVIF as of December 31, 1996, is as follows:

   YEAR                                                           AMOUNT
   ----                                                   ----------------------
                                                          (DOLLARS IN THOUSANDS)
   1997..................................................         $9,664
   1998..................................................         10,109
   1999..................................................          9,243
   2000..................................................          7,919
   2001..................................................          6,798

6. INCOME TAXES

  The Company files a federal income tax return separate from its parent com-pany. Under the Internal Revenue Service Code, a newly acquired insurance com-pany must file a separate return for 5 years. Deferred income taxes have been established based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

  At December 31, 1995 and 1994, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $22,600,000 and $17,400,000, respectively. As a result of the election made in connection with the acquisition, the Company will be treated as a new taxpayer commencing on August 14, 1996. For the period August 14, 1996 through December 31, 1996, the Company incurred a NOL of $4,725,000.

Income Tax Expense

  Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                              POST-ACQUISITION  PRE-ACQUISITION
                                                                                              ----------------- ---------------
                                                                                               FOR THE PERIOD   FOR THE PERIOD
                                                                                               AUGUST 14, 1996  JANUARY 1, 1996
                                                                                                   THROUGH      THROUGH AUGUST
                                                                                              DECEMBER 31, 1996    13, 1996
                                                                                              ----------------- ---------------
                                                                                                   (DOLLARS IN THOUSANDS)
   Taxes provided in consolidated statements of income--deferred.............................       $220            $(1,463)
   Taxes provided in consolidated statement of changes in stockholder's equity on unrealized
   gains--deferred...........................................................................        145                 --
                                                                                                    ----            -------
                                                                                                    $365            $(1,463)
                                                                                                    ====            =======

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

  Income tax expense (credits) attributed to realized gains and losses on in-vestments amounted to $15,000 and $(147,000) and for the periods August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996, respectively. The effective tax rate on income before income taxes and equity income (loss) is different from the prevailing federal income tax rate as fol-lows:

                                                                  POST-ACQUISITION               PRE-ACQUISITION
                                                                  ----------------- -----------------------------------------
                                                                   FOR THE PERIOD   FOR THE PERIOD
                                                                   AUGUST 14, 1996  JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                                                       THROUGH      THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                                                  DECEMBER 31, 1996    13, 1996         1995         1994
                                                                  ----------------- --------------- ------------ ------------
                                                                                    (DOLLARS IN THOUSANDS)
   Income before income taxes....................................       $570            $ 1,736        $3,364       $2,222
   Income tax at federal statutory rate..........................        200                607         1,177          778
   Tax effect (decrease) of:
    Realization of NOL carryforwards.............................         --             (1,214)           --           --
    Dividends received deduction.................................         --                 --          (350)        (368)
    Other items..................................................         20                 --            17         (210)
    Valuation allowance..........................................         --               (856)         (844)        (200)
                                                                        ----            -------        ------       ------
   Income tax expense (benefit)..................................       $220            $(1,463)       $   --       $   --
                                                                        ====            =======        ======       ======

Deferred Income Taxes

  The tax effect of temporary differences giving rise to the Company's de-ferred income tax assets and liabilities at December 31, 1996 and 1995 is as follows:

                                                                                               POST-ACQUISITION PRE-ACQUISITION
                                                                                               ---------------- ---------------
   DECEMBER 31,                                                                                      1996            1995
   ------------                                                                                ---------------- ---------------
                                                                                                    (DOLLARS IN THOUSANDS)
   Deferred tax assets:
    Future policy benefits....................................................................     $19,102          $15,520
    Deferred policy acquisition costs.........................................................       1,985            3,666
    Goodwill..................................................................................       5,918               --
    Net operating loss carryforwards..........................................................       1,653            7,891
    Other.....................................................................................         235               57
                                                                                                   -------          -------
                                                                                                    28,893           27,134
   Deferred tax liabilities:
    Net unrealized appreciation of available for sale fixed maturity securities...............         145               --
    Deferred policy acquisition costs.........................................................          --           23,560
    Unamortized cost assigned to present value of in force acquired...........................      29,068            2,120
    Other.....................................................................................          45              598
                                                                                                   -------          -------
                                                                                                    29,258           26,278
   Valuation allowance, for deferred tax assets...............................................          --             (856)
                                                                                                   -------          -------
   Deferred income tax liability..............................................................     $   365          $    --
                                                                                                   =======          =======

7. RELATED PARTY TRANSACTIONS

  DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable in-surance products issued by Golden American which as of December 31, 1996 are sold primarily through two broker/dealer institutions. For the periods August 14, 1996, through December 31, 1996 and January 1, 1996 through August 13, 1996, Golden American paid

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

commissions to DSI totaling $9,995,000 and $17,070,000, respectively. For the years ended December 31, 1995, and 1994, commissions paid by Golden American to DSI aggregated $8,440,000 and $17,569,000, respectively.

  Golden American charged DSI for various expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, with the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. For the year ended December 31, 1994 expenses allocated to DSI were $1,983,000.

  Golden American provides certain managerial and supervisory services to DSI. In 1996 and 1995, this fee was calculated as a percentage of average assets in the variable separate accounts. For the periods August 14, 1996 through Decem-ber 31, 1996 and January 1, 1996 through August 13, 1996 the fee was $877,000 and $1,390,000, respectively. This fee was $987,000 for 1995.

  On August 14, 1996, the Company began purchasing investment management serv-ices from an affiliate. Payments for these services totaled $72,000 through December 31, 1996. On August 14, 1996, all employees of Golden American, ex-cept wholesalers, became statutory employees of Equitable Life Insurance Com-pany of Iowa, an affiliate.

  Surplus Note: On December 17, 1996, Golden American issued a surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026 and will accrue interest of 8.25% per annum until paid. The note and accrued interest thereon shall be subordinate to payments due to policyholders, claim-ant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made shall be subject to the prior approval of the Delaware Insurance Commissioner. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

  Line of Credit: Golden American maintains a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under the current agreement, which became effective December 1, 1996 and expires on December 31, 1997, Golden American can borrow up to $25,000,000. Interest on any borrowings is charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. For the period August 14 through December 31, 1996, the Company paid $85,000 of interest under this agreement. At December 31, 1996, no amounts were outstand-ing under this agreement.

  Short-term Debt: All short-term debt was repaid as of December 30, 1994. In-terest paid during 1994 was $1,962,000. The repayment of amounts under this loan had been guaranteed by Bankers Trust.

  Stockholder's Equity: On September 23, 1996, EIC Variable, Inc. (formally known as BT Variable, Inc.) contributed $50,000,000 of Preferred Stock to the Company's additional paid-in capital.

8. COMMITMENTS AND CONTINGENCIES

  Contingent Liability: In a transaction that closed on September 30, 1992, Bankers Trust Company ("Bankers Trust") acquired from Mutual Benefit Life In-surance Company in Rehabilitation ("Mutual Benefit"), in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust had esti-mated that the contingent liability due from Golden American amounted to $439,000 at August 13, 1996 and December 31, 1995. At August 13, 1996 the bal-ance of the escrow account established to fund the contingent liability was $4,293,000 ($4,150,000 at December 31, 1995).

  On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contin-gent liability discussed above. In exchange, Golden American irrevocably as-signed to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            DECEMBER 31, 1996

Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability aris-ing from the note.

  Reinsurance: At December 31, 1996, Golden American had reinsurance treaties with reinsurers covering a significant portion of the mortality risks under its variable contracts with unaffiliated reinsurers. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in force for life mortality risks were $58,368,000 and $24,709,000 at December 31, 1996 and 1995. Included in the ac-
companying financial statements are net considerations to reinsurers of $875,000, $600,000, $2,800,000 and $2,400,000 and net policy benefits recov-
eries of $654,000, $1,267,000, $3,500,000 and $1,900,000 for the periods Au-
gust 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996 and the years ended 1995 and 1994, respectively.

  Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial state-ments are presented net of the effects of the treaty which increased income by $10,000 and $56,000 for the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through December 31, respectively. In 1995 and 1994, net income was reduced by $109,000 and $27,000, respectively.

  Guaranty Fund Assessments: Assessments are levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based upon information currently available from the National Organization of Life and Health Insur-ance Guaranty Associations (NOLHGA), the Company believes that it is probable these insolvencies will result in future assessments which could be material to the Company's financial statements if the Company's reserve is not suffi-cient. The Company regularly reviews its reserve for these insolvencies and updates its reserve based upon the Company's interpretation of information from the NOLHGA annual report. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums levels as well as its potential for pre-mium tax offset. Accordingly, the Company accrued and charged to expense an additional $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At Decem-ber 31, 1996, the Company has an undiscounted reserve of $771,000 to cover es-timated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $3,000 for assessments paid which may be recoverable through future premium tax offsets. The Company believes this re-serve is sufficient to cover expected future insurance guaranty fund assess-ments, based upon previous premium levels, and known insolvencies at this time.

  Litigation: In the ordinary course of business, the Company is engaged in litigation, none of which management believes is material.

  Vulnerability from Concentrations: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and sepa-rate account liabilities. A significant portion of the Company's sales are generated by two broker/dealers. Substantial changes in tax laws that would make these products less attractive to consumers, extreme fluctuations in in-terest rates or stock market returns which may result in higher lapse experi-ence than assumed, could cause a severe impact to the Company's financial con-dition.

  Other Commitments: At December 31, 1996, outstanding commitments to fund mortgage loans on real estate totaled $14,250,000.

                       GOLDEN AMERICAN LIFE INSURANCE COMPANY
                       Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware

IN 3458 GS VLI (Prosp.) 5/97

                                       PART II

                             UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchanges Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                               REQUIRED REPRESENTATION

Registrant makes the following representation:

    Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                 RULE 484 UNDERTAKING

Golden American Life Insurance Company's Articles of Incorporation provide, in
Article XIII, for indemnification of directors, officers and employees of the company.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in section 11(b) of the Act has not been sustained, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                          CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents: the facing sheet; the prospectus; the undertaking to file reports; Rule 484 Undertaking; Representations Pursuant to Rule 6e-3(T); the signatures; Consents of Stephen J. Preston, Myles R. Tashman, Esq., Ernst & Young, LLP, independent auditors, and Sutherland, Asbill & Brennan, L.L.P.; and the following exhibits:

1.A   (1)   Resolution of Board of Directors establishing the separate account.(1)

      (2)   Form of Custodian Agreement.(3)

      (3)   Distributing Contracts:

            (a) Form of Distribution Agreement between Directed Services, Inc., and Golden American(3)
            (b) Form of typical Sales Agreement between directed Services, Inc., and various broker-dealers.(3)
            (c)    Organizational Agreement.(7)
            (d)    Addendum to Organizational Agreement.(5)
            (e)    Expense Reimbursement Agreement.(7)
            (f)    Expense Reimbursement Agreement Amendment No.(3)
            (g)    Form of Assignment for Organizational Agreement.(7)

      (4)   Not Applicable.

      (5)   Form of each type of contract:

            (a)    Individual Flexible Premium - Variable Life Insurance
                   Policy(1)
            (b) Individual Joint and Last Survivor - Variable Life Insurance Policy(1)
            (c)    Group Flexible Premium - Variable Life Insurance Policy(2)
            (d)    Group Joint and Last Survivor - Variable Life Insurance
                   Policy(2)
            (e) Amended Individual Flexible Premium - Variable Life Insurance Policy(5)

            (f) Amended Individual Joint and Last Survivor - Variable Life Insurance Policy(5)
            (g)    Amended Group Flexible Premium - Variable Life Insurance
                   Policy(5)
            (h) Amended Group Joint and Last Survivor -Variable Life Insurance Policy(5)
            (i)    Charge Deduction Division Rider.(1)
            (j)    Discretionary Group Charge Deduction Division Rider.(4)
            (k)    Partial Withdrawal Rider.(1)
            (l)    Discretionary Group Partial Withdrawal Rider.(4)

            (m) Discretionary Group Incontestability and Suicide Amendment Rider.(5)
            (n)    Incontestability and Suicide Amendment Rider.(5)
            (o) Amended Individual Flexible Premium - Variable Life Insurance Policy - Schedule Pages.(6)
            (p) Amended Individual Joint and Last Survivor - Variable Insurance Policy - Schedule Pages.(6)
            (q) Amended Group Flexible Premium - Variable Life Insurance Policy - Scheduled Pages.(6)
            (r) Amended Group Joint and Last Survivor - Variable Life Insurance Policy - Schedule Pages.(6)
            (s)    Mortality Cost Calculation Amendment.(6)
            (t)    Individual Flexible Premium Variable Life Insurance Policy
                   (V290).(8)
            (u) Individual Flexible Premium Joint and Last Survivor Variable Insurance Life Insurance Policy (V390).(8)
            (v) Individual Flexible Premium First to Die Variable Life Insurance Policy (V393).(8)
            (w) Group Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (GV290).(8)
            (x) Group Flexible Premium and Joint and Last Survivor Variable Life Insurance Policy (GV390).(8)
            (y) Group Flexible Premium First to Die Variable Life Insurance Policy (GV392).(8)
            (z)    Flexible Premium Variable Life Insurance Policy(12)
            (aa) Flexible Premium Joint and Last Survivor Variable Life Insurance Policy(12)
            (bb)   Group Flexible Premium Variable Life Insurance Policy(12)
            (cc) Group Flexible Premium Joint and Last Survivor Variable Life Ins. Policy(12)

      (6)   (a) Articles of Incorporation of Golden American.(4)
            (b) Certificates of Amendment of the Restated Articles of
                Incorporation of Golden American Life Insurance Company.(6)
            (c) Certificate of Amendment of the Restated Articles of
                Incorporation of MB Variable Life Insurance Company.(10)
            (d) Certificate of Amendment of the Restated Articles of
                Incorporation of Golden American Life Insurance Company (12/28/93).(11)
            (d) By-Laws of Golden American.(1)
            (e) By-Laws of Golden American, as amended.(6)
            (f) Certificate of Amendment of the By-Laws of MB Variable Life
                Insurance Company, as amended.(10)
            (g) By-Laws of Golden American, as amended (12/21/93).(11)

      (7)   Not Applicable.

      (8)   Not Applicable.

      (9)   Not Applicable.

      (10)  Form of Application:

            (a) Individual Flexible Premium and Joint and Last Survivor
                Flexible Premium Variable Life Insurance Application Form.(1)
            (b) Group Flexible Premium and Joint and Last Survivor Flexible
                Premium Variable Life Insurance Application Form.(2)
            (c) Individual Flexible Premium Variable Life Insurance Application
                Form (GAL-LAPP-9/92).(8)
            (d) Group Flexible Premium Variable Life Insurance Enrollment Form
                (GAL-LENR-11/92).(8)
            (e) Flexible Premium Variable Life Insurance Application/Enrollment
                Form(12)
      (11) Memorandum Describing Golden American's Inssuance, Transfer and Redemption Procedures.(2)

2.  See 1.A.(5.)

3. Opinion and Consent of Counsel as to the legality of the securities being registered.(1)

4.  Financial Schedules.

5.  Not Applicable.

6.  Opinion and Consent of Stephen J. Preston, F.S.A., M.A.A.A.

7.  Consent of Myles R. Tashman, Esq.

8.  Consent of Ernst & Young LLP, Independent Auditors.

9.  Consent of Sutherland, Asbill & Brennan, L.L.P.

10. (a) Resolution of Board of Directors Authorizing Power of Attorney.(5)

    (b) Powers of Attorney.

1. Incorporated herein by reference to the Registrant's initial registration statement filed on Form S-6 with the Securities and Exchange Commission on August 5, 1988 (File No. 33-23458).
2. Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed on Form S-6 with the Securities and Exchange Commission on October 28, 1988 (File No. 33-23458).
3. Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2 filed on Form S-6 with the Securities and Exchange Commission on December 23, 1988 (File No. 33-23458).
4. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed on Form S-6 with the Securities and Exchange Commission on April 18, 1989 (File No. 33-23458).

5. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 2 filed on Form S-6 with the Securities and Exchange Commission on September 13, 1989 (File No. 33-23458).
6. Incorporated herein by reference to Post-Effective Amendment No. 5 filed on Form N-4 with the Securities and Exchange Commission May 2, 1991 (File No. 33-23351).
7. Incorporated here by reference to Post-Effective Amendment No. 8 filed on Form N-4 with the Securities and Exchange Commission May 1, 1992 (File No. 33-23351).
8. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 11 filed on Form S-6 with the Securities and Exchange Commission on December 1, 1992 (File No. 33-23458).
9. Incorporated herein by reference to Post-Effective Amendment No. 12 filed on Form N-4 with the Securities and Exchange Commission on May 3, 1993 (File No. 33-23351).
10. Incorporated herein by reference to the depositor's initial registration statement on Form N-3 filed with the Securities and Exchange Commission on August 19, 1992 (File No. 33-51028).
11. Incorporated herein by reference to the depositor's registration statement on Form N-4 filed with the Securities and Exchange Commission on May 2, 1994 (File No. 33-23351).
12. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 17 filed on Form S-6 with the Securities and Exchange Commission on July 14, 1995 (File No. 33-23458).

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf in the City of Wilmington and State of Delaware, on the 30th day of April, 1997.
                                            SEPARATE ACCOUNT A
                                            --------------------
                                            (Registrant)

                                       By:  GOLDEN AMERICAN LIFE
                                            INSURANCE COMPANY
                                            --------------------
                                            (Depositor)

                                       By:
                                            ________________________
                                            Terry L. Kendall*
                                            President and Chief
                                            Executive Officer
Attest:  /s/ Marilyn Talman
         ---------------------------
         Marilyn Talman
         Vice President and Assistan Secretary of Depositor

As required by the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities indicated on April 30, 1997.

       Signature                    Title
       ---------                    -----

       ________________________     President, Director
       Terry L. Kendall*                 Chief Executive Officer
                                         of Depositor

       ________________________     Principal Financial Officer
       Paul E. Larson*

                     DIRECTORS OF DEPOSITOR

       ________________________       ________________________
       Fred S. Hubbell, Chairman*     Lawrence V. Durland*

       ________________________       ________________________
       Paul E. Larson*                Thomas L. May*

       ________________________       ________________________
       John A. Merriman*              Beth B. Neppl*

       ________________________       ________________________
       Paul R. Schlaack*              Jerome L. Sychowski*


       By:  /s/ Marilyn Talman     Attorney-in-Fact
           -----------------------
           Marilyn Talman
_______________________
*Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBIT INDEX

Exhibit     Item                                                          Page
-------     ----                                                          ----

4.          Financial Schedules

6.          Opinion and Consent of Stephen J. Preston, F.S.A., F.A.A.A.

7.          Consent of Myles R. Tashman, Esq.

8.          Consent of Ernst & Young LLP, Independent Auditors

9.          Consent of Sutherland, Asbill & Brennan, L.L.P.

10(b).      Powers of Attorney









                                        - 7 -